                                                                     Atlas Funds


                                                                   Annual Report


                                                               December 31, 1999


                                                    The Investment You Want From

                                                            The People You Trust

Table of Contents
--------------------------------------------------------------------------------

Letter from the Chairman of the Board and Chief Executive
  Officer...................................................      2

Atlas Fund Discussions
     Stock Funds
          Global Growth Fund................................      5
          Emerging Growth Fund..............................      5
          Strategic Growth Fund.............................      6
          Growth and Income Fund............................      7
          Balanced Fund.....................................      8
     Bond Funds
          U.S. Government and Mortgage Securities Fund......      8
          Strategic Income Fund.............................      9
          Municipal Bond Funds..............................      9
     Money Funds............................................     10
Atlas Stock and Bond Fund Total Returns
     Stock Funds............................................     11
     Bond Funds.............................................     11
Comparing Atlas Fund Performance to the Market..............     12
Statements of Investments in Securities and Net Assets......     14
Statements of Assets and Liabilities........................     40
Statements of Operations....................................     42
Statements of Changes in Net Assets.........................     44
Financial Highlights........................................     48
Notes to Financial Statements...............................     58
Independent Auditors' Report................................     67

                                                             [Thumbtack Graphic]
                             WE WANT YOU TO KNOW...
Atlas Funds are not FDIC-insured and are not deposits or obligations of, or guaranteed by World Savings. Mutual fund returns and principal value will vary and you may have a gain or loss when you sell.

[ATLAS FUNDS LOGO]

              FROM THE OFFICE OF MARION O. SANDLER
              Chairman of the Board and Chief Executive Officer

              Dear Valued Shareholder,

                  The U.S. economy experienced both robust growth and
              low inflation during 1999. While many experts had predicted a slowdown, the pace of activity throughout the year consistently exceeded projections. For the fourth straight year, the growth rate was more than 4%, and by yearend unemployment had fallen to a 30-year low of 4.1%.

                  The healthy economy created strong earnings for most
              U.S. companies, and the major stock market indices climbed. While impressive growth fueled gains in stocks, a series of interest rate hikes by the Federal Reserve had the reverse effect on bonds.

                                  The Stock Market:
                     Five Consecutive Years of Double Digit Gains

                  For an unprecedented fifth straight year, both the Dow
              Jones Industrial Average (the Dow) and the Standard and Poor's 500 Index (S&P 500) posted double digit growth. The Dow was up 25.2% for the year, and the S&P 500 21.0%. Most of the increases occurred in the fourth quarter, fueled by remarkable gains in technology. The advance, however, was uneven, and many blue chip stocks, impacted by concerns about rising interest rates, experienced declines.

                  Many technology stocks were driven to record levels by
              the economic possibilities surrounding the Internet. The Nasdaq Composite Index, which is dominated by large technology companies, finished the year up 85.6%, more than double its gain in 1998. Led by Internet businesses, even small companies staged a rebound, and the Russell 2000 Index, a measure of small-capitalization stocks, rose 21.3%.

                  Stock markets abroad also came back to life, as
              conditions in foreign markets changed substantially from 1998, when a global collapse was feared. Japan, a laggard for a decade, turned in a strong performance. Even emerging countries in Asia and Latin America, which started the year at extremely depressed levels, enjoyed rebounding economies and posted double-digit gains. Most markets in Europe were lethargic until late in the year when technology and telecommunications stocks fueled rallies in several countries.

                  Several Atlas stock funds delivered substantial
              returns for investors. For the year, the ATLAS GLOBAL GROWTH FUND produced a noteworthy total return of 55.85%. Among the U.S. stock funds, ATLAS EMERGING GROWTH gained 42.68%, ATLAS STRATEGIC GROWTH 40.12%, and ATLAS GROWTH AND INCOME 31.72%. Each of these funds significantly outperformed its peer group average for the year. All of the Atlas Funds are discussed in detail in the Fund Discussions on the following pages.

                                   The Bond Market:
                                  A Challenging Year

                  In order to keep a rapidly growing economy under
              control, the Federal Reserve's Open Market Committee raised the overnight federal funds rate three times between June and November. For the year, inflation increased somewhat, yet remained under control at levels well below 3%.

                  The bond market, reacting to fears of inflation,
              suffered its second worst year in more than a quarter of a century. The yield on the benchmark 30-year Treasury bond, which moves in the opposite direction from its price, began 1999 at 5.10% -- the lowest level in decades -- and increased steadily throughout the year to end at 6.48%. Municipal bonds, corporate bonds, and mortgage-backed securities also saw their prices decline.

                  Although most bond funds posted losses for the year,
              ATLAS U.S. GOVERNMENT AND MORTGAGE SECURITIES had a positive total return of 0.39%, outperforming its peers by a wide margin. The Wall Street Journal ranked the fund the fifth best performer for 1999 among all U.S. Government funds.(1)

                  As always, I encourage investors not to overreact to
              temporary downslides in the market. Bonds continue to offer high income and provide valuable portfolio diversification. My advice is to focus on long-term goals. If you have concerns about your funds or would like to review your portfolio, please talk with your Atlas Representative. He or she can offer you a variety of options.

                  The Investments You Want From The People You Trust

                  When you invest in any Atlas Fund, you don't pay one
              cent in sales charges. And as an added benefit, your Atlas no load funds come with the knowledge and expertise of a friendly Atlas Representative. Right now is a good time to call and take advantage of a free personalized financial review to assess your investments and asset allocation.

                  As an Atlas investor, you enjoy the kind of personal
              attention and professional advice that most other no load funds simply do not provide. Just call us at 1-800-933-ATLAS (1-800-933-2852) to schedule an appointment.

---------------

              (1) The Wall Street Journal, Mutual Fund Scoreboard, January 7,
                  2000, page C20

                  Thank you for the trust you've placed in Atlas. We
              look forward to serving you for many years in the future.

              Sincerely,

              (SANDLER SIGNATURE)
              Marion O. Sandler
              Chairman of the Board and Chief Executive Officer

Atlas Fund Discussions
--------------------------------------------------------------------------------

Global Growth Fund:

                  The Global Growth Fund gained 55.85% during 1999, outdistancing the 35.97% Lipper average return for Global Funds by a substantial margin. The fund placed in the top 17% of its peer group for the year and the top 14% since its inception.(2) It earned a prestigious five-star ranking for its superior risk-adjusted performance from Morningstar, the well-known mutual fund rating service.(3)

                  The Global Growth Fund invests in stocks of growth-oriented companies throughout the world and uses a "global theme" approach to selecting investments. During 1999, the themes that contributed most to the portfolio's gains were Technology/ Telecommunications, Health Care/Biotechnology, Corporate Restructuring, and Emerging Consumer Markets. Technology stocks drove the markets higher in many developed economies, such as Northern Europe and Japan, and biotechnology holdings were strong performers. Corporate consolidations and restructuring had a positive impact in many European countries, as governments began to relax rigid market regulations and restrictive labor practices. In most emerging markets, improving economies and increased demand from the developed world spurred impressive rallies. At yearend, the portfolio was invested 44% in the U.S., 40% in Europe, 6% in emerging countries, and 6% in Japan.

                  Going forward, the fund manager feels that taking some profits in the technology area may be justified after the strong performance in 1999. He believes the financial sector may benefit from a peak in long-term interest rates during 2000, and that positive growth rates worldwide will favorably impact consumer goods companies. The fund plans to continue to emphasize Europe, where further restructuring and improving government policies are expected to benefit investors.

Emerging Growth Fund:

                  The Emerging Growth Fund returned 42.68% in 1999, significantly outperforming the Lipper Small-Cap Fund average of 33.35%. The fund ranked in the top third of its peer group for the year and since its inception.(4) It also beat the S&P 600 Small-Cap Index, which gained 11.5%, and the Russell 2000 Index, up 21.3%, by wide margins.

---------------

                  (2) Lipper Analytical Services, Inc. is a leading resource for performance data for the mutual fund industry. Lipper ranked the fund 42 out of 256 Global Funds for total return for the year ended 12/31/99 and 20 out of 143 funds since its 4/30/96 inception.

                  (3) Morningstar proprietary ratings reflect historical
                      risk-adjusted performance as of 12/31/99 and are subject to change. Overall ratings are calculated from 3-, 5-, and 10-year average annual returns (if applicable) with appropriate adjustments for fees and risk. The Global Growth Fund received 5 stars for 3 years among 1,053 international equity funds. The Growth and Income Fund and the Strategic Growth Fund were rated 4 stars for 3 and 5 years among 3,272 and 2,047 domestic equity funds. The U.S. Government and Mortgage Securities Fund was rated 4 stars for 3 and 5 years among 1,598 and 1,176 fixed income funds. The top 10% of funds in each category earn 5 stars, and the next 22.5% receive 4 stars.

                  (4) Lipper Analytical Services, Inc. ranked the fund 233 out of 757 Small-Cap Funds for total return for the year ended 12/31/99 and 147 out of 488 funds since its 4/30/97 inception.

Atlas Fund Discussions
--------------------------------------------------------------------------------

Emerging Growth Fund: (continued)
                  The Emerging Growth Fund invests primarily in small, growth-oriented U.S. companies with leadership potential in their market sectors. The fund's manager looks for firms with strong revenue and earnings growth, sound business models, and capable, entrepreneurial managements.

                  As with large company stocks, 1999 was a year of "have and have-nots" for small-caps, with technology producing spectacular gains while most other stocks performed poorly compared to market averages. The Emerging Growth Fund experienced some weakness during the first half of the year, as its health care holdings suffered from concerns about Medicare reform. The fund shifted to a somewhat more aggressive stance in the third quarter, increasing investments in technology, which contributed to its strong performance for the year. At yearend, the fund was invested 55% in technology and 24% in consumer durables, with most of the remainder in financial, industrial, and energy companies.

                  Entering 2000, the fund's manager remains very positive toward opportunities for technology stocks, although he will watch out for excessively high prices. The fund favors investing in technology infrastructure providers, and is very selective about buying the Internet "dot-coms" themselves, many of which have yet to turn a profit. Of particular interest are businesses that supply communications equipment, computer hardware, software, services and electronics. At the same time, the manager will continue to look for companies with strong growth potential in other market sectors.

Strategic Growth Fund:

                  The Strategic Growth Fund rewarded investors with a return of 40.12% for the year, substantially ahead of the Lipper average for Growth Funds of 29.27%. Its strong performance placed it in the top 21% of its peer group.(5) Morningstar has awarded the Strategic Growth Fund a four-star rating(3), and Business Week placed the fund on its A-List for superior risk-adjusted returns, ranking it in the top 7.5% of stock funds with five-year track records.(6)

                  The Strategic Growth Fund invests primarily in medium to large U.S. companies that are believed to have superior earnings prospects and above-average appreciation potential. During 1999, the emphasis on growth led to more than doubling positions in technology at midyear, and it was these holdings that contributed the most to the fund's perform-

---------------

                  (5) Lipper Analytical Services, Inc. ranked the fund 235 out of 1,149 Growth Funds for total return for the year ended 12/31/99.

                  (6) Business Week ratings are based on five-year total
                      returns, adjusted for downside volatility. For 1999, 121 funds received A's out of 1,613 equity funds with the minimum five-year track record.

--------------------------------------------------------------------------------
                  ance. A number of the technology stocks in the portfolio more than doubled in market value. The fund's investments in biotechnology also produced strong gains. Portfolio managers largely avoided financials and utilities, which were weak performers for the year.
                  At yearend, 44% of assets were invested in technology, 18% in consumer durables, 9% in industrials, and 9% in consumer non-durables.

                  Looking ahead to 2000, the fund will look for opportunities outside of technology, which is already a substantial portion of investments. Managers will continue to focus on companies with the potential to produce sustainable revenue growth of 15% or more annually.

Growth and Income Fund:

                  The Growth and Income Fund achieved an impressive total return of 31.72% for the year, significantly ahead of the 13.76% Lipper average return for Growth and Income Funds, and placing it in the top 9% of its category.(7) Morningstar has given the fund a four-star rating(3), and Business Week put the fund on its A-List for superior risk-adjusted performance.(6)

                  The Growth and Income Fund invests primarily in growth-oriented and dividend-paying stocks of large, well-known U.S. companies. It also invests in convertible securities for current income and for protection against market fluctuations.

                  During 1999, fund managers concentrated investments in approximately 30 companies in which they had the most confidence, with approximately 67% of assets in the top 15 stocks. The portfolio's strong performance can be attributed to investments in technology and communications -- including fiber optics and data storage -- as well as biotechnology and consumer retail stocks. The fund also held relatively light positions in groups, such as financials and energy companies, that lagged the market. Throughout the year, a cash position of approximately 10% was maintained in order to reduce the risk profile. At yearend, assets were 77% in stocks, 9% in bonds and convertible securities, and 14% in cash.

                  For the year ahead, managers plan to maintain their focus on revenue growth, which they consider to be the best predictor of future earnings. They will continue to search for companies that can produce sustainable revenue growth of 15% or more and earnings growth of at least 20%.

---------------

                  (7) Lipper Analytical Services, Inc. ranked the fund 78 out of
                      913 Growth and Income Funds for total return for the year ended 12/31/99.

Atlas Fund Discussions
--------------------------------------------------------------------------------

Balanced Fund:

                  The Balanced Fund experienced a loss of 5.20% for the year. The fund was hurt by its fixed income holdings and the fact that the conservative stocks in which it invests were almost completely out of favor during 1999.

                  The Balanced Fund invests in a diversified portfolio of dividend-paying stocks, U.S. Government and investment grade corporate bonds, and convertible securities. The equity selection strategy focuses on companies with attractive prices, sustainable growth rates, and earnings that are expected to be consistent over various economic cycles. These stocks, often called "value stocks" because of their strong fundamentals, are favored by many conservative investors and are generally less susceptible to extreme price volatility than issues from high growth companies.

                  The fund's value orientation led to an above-average emphasis on financial businesses and a below-average commitment to technology. The focus on financials, coupled with holdings in Treasury bonds, led to disappointing results for 1999. The best gainers for the year were industrial, oil, and oil services companies. At yearend, the portfolio was invested 51% in stocks, 35% in bonds, 11% in convertibles, and 3% in cash. Looking forward to 2000, the fund will look for opportunities to increase its equity position as the prospects for value stocks improve.

U.S. Government and Mortgage Securities Fund:

                  Despite a very difficult year for the bond market, the U.S. Government and Mortgage Securities Fund had a positive total return of 0.39%, significantly better than the Lipper average return for its peer group of -3.02%, and ranking the fund in the top 6% of all U.S. Government Funds for the year.(8) The Wall Street Journal ranked the fund the fifth best performer among U.S. Government funds for 1999(1), and Morningstar has awarded it four stars.(3)

                  The U.S. Government and Mortgage Securities Fund invests in mortgaged-backed securities with the highest quality rating (AAA). The fund is managed to produce high current income for shareholders, and it has consistently produced outstanding yields, beating 85% of its peers in every single month for the past five years.(9) The fund ended the year with a yield of 6.39%, its highest level in almost three years.

                  Entering 2000, many economists anticipate that the Fed may increase interest rates further as it strives to engineer a soft landing for the economy. Bond fund prices already reflect

---------------

                  (8) Lipper Analytical Services, Inc. ranked the fund 9 out of
                      178 General U.S. Government Funds for total return for the year ended 12/31/99 and 39 out of 117 funds for five years.

                  (9) Lipper Mutual Fund Yield Survey

--------------------------------------------------------------------------------
                  the expectation of future increases and may represent good value for long-term, income-oriented investors.

Strategic Income Fund:

                  The Strategic Income Fund also coped well with the falling bond market and ended the year in positive territory with a total return of 1.92%. The fund ranks in the top third of its peer group for total return since its inception in 1996.(10)

                  The Strategic Income Fund invests in U.S. Government securities, foreign fixed income debt, and high-yield, lower-rated U.S. corporate bonds (junk bonds). It varies the amount in each sector in order to take advantage of changing market conditions. At yearend, the yield was a very attractive 8.74%.

                  The fund's diversified approach allowed it to do much better than the bond market as a whole in 1999, and its positions in emerging markets aided its performance. For the year, U.S. Treasuries and international bonds of developed countries ended in negative territory. Emerging country debt snapped back sharply from the lows in 1998 and gained more than 20%. High-yield corporates were up slightly. The fund ended the year with 30% of assets in U.S. Government securities, 26% in foreign bonds, 36% in high-yield U.S. corporates, and 8% in cash.

                  The fund's managers believe that global growth will accelerate in the year ahead, and that emerging market bonds and high-yield corporates will be the biggest beneficiaries. As worldwide growth rates increase and more investments are attracted abroad, they expect the dollar to weaken and foreign bond prices to appreciate, creating potential gains for shareholders.

Municipal Bond Funds:

                  The rising interest rate environment produced negative returns for most municipal bonds. The California Municipal Bond Fund and the National Municipal Bond Fund had total returns of -4.48% and -4.86% respectively.

                  Both of these funds invest in investment grade (AAA, AA, A, and BBB) intermediate and long-term municipal bonds with a goal of producing high after-tax income for shareholders. Income from both funds is exempt from federal income tax, and the California Municipal Bond Fund is also free from state income tax.

---------------

                  (10) Lipper Analytical Services, Inc. ranked the fund 62 out of 111 Multi-Sector Income Funds for total return for the year ended 12/31/99 and 18 out of 63 funds since inception of Lipper performance tracking on 5/31/96.

Atlas Fund Discussions
--------------------------------------------------------------------------------

Municipal Bond Funds: (continued)
                  The Bond Buyer 20-Year Index, a measure of interest rates for municipal bonds, started the year with a yield of 5.00% and ended at 6.00%, increasing a full percentage point and sending bond prices falling. Fund managers for the Atlas municipal bond funds responded to the changing rate environment by extending weighted average maturities of the funds and by increasing slightly the amount of lower credit quality bonds in order to improve the funds' yields. The California Municipal Bond Fund continues to hold a very high quality portfolio, with 82% of assets in AAA and AA-rated securities. For the National Municipal Bond Fund, 68% was invested in the two highest grades.(11) On December 31, the 30-day yields for the funds were 4.54% and 4.66% respectively, for maximum taxable equivalent yields of 8.29% and 7.72%.

                  Fund managers believe the municipal market will improve in 2000. High yields and tax benefits are expected to make municipal bonds very attractive compared to taxable fixed income securities, increasing demand for municipals as income-oriented investors recognize the after-tax advantages.

Money Funds:

                  The Atlas money funds continued to provide investors with attractive yields, after-tax advantages, and money market stability.

                  For 1999, the U.S. Treasury Money Fund provided a total return of 4.02% by investing solely in top quality U.S. Treasury obligations, which are backed by the full faith and credit of the U.S. Government. Income generated by the fund is 100% exempt from state and local taxes.

                  The National Municipal Money Fund generated a tax-exempt total return of 2.67% and the California Municipal Money Fund realized a double tax-free return of 2.44%, for maximum taxable equivalent returns of 4.42% and 4.45% respectively. It is anticipated that the Atlas municipal money funds will continue to purchase only the highest quality short-term municipal securities and look primarily for those that are backed by letters of credit, private insurance, or pre-refunding.

---------------

                  (11) Lipper LPAR, September 30, 1999

Atlas Stock and Bond Fund Total Returns      for periods ended December 31, 1999
--------------------------------------------------------------------------------

                                           Class A Shares                      Class B Shares
                                 -----------------------------------   -------------------------------
                                 1 Year   5 Years   Since Inception           1 Year          5 Years
                                 ------   -------   ----------------   --------------------   --------
                                   at       at       at    inception   without      with      without
                                  net       net      net     date      deferred   deferred    deferred
                                 asset     asset    asset               sales       sales      sales
                                 value     value    value               charge    charge(1)    charge
                                   %         %        %                   %           %          %
------------------------------------------------------------------------------------------------------
Stock Funds:
Balanced ---------------------   (5.20)    13.15     9.94     9/93      (5.64)      (8.33)     12.57
Emerging Growth -------------    42.68      N.A.    28.69     4/97      41.68       38.68       N.A.
Global Growth ----------------   55.85      N.A.    28.31     4/96      55.04       52.04       N.A.
Growth and Income -----------    31.72     27.32    19.79    12/90      31.05       28.05      26.69
Strategic Growth --------------  40.12     25.85    20.51     9/93      39.47       36.47      25.19

Bond Funds:
California
Municipal Bond --------------    (4.48)     5.43     6.38     1/90      (4.99)      (7.72)      4.89
National
Municipal Bond --------------    (4.86)     5.35     6.47     1/90      (5.25)      (7.98)      4.84
Strategic Income --------------   1.92      N.A.     6.71     5/96       1.21       (1.60)      N.A.
U.S. Government
and Mortgage
Securities --------------------   0.39      6.82     7.16     1/90      (0.10)      (2.94)      6.29

                                          Class B Shares
                                 --------------------------------
                                         Since Inception
                                 --------------------------------
                                 without      with      inception
                                 deferred   deferred      date
                                  sales       sales
                                  charge    charge(1)
                                    %           %
Stock Funds:
Balanced ---------------------    11.42       11.42       7/94
Emerging Growth -------------     27.83       27.33       4/97
Global Growth ----------------    27.57       27.28       4/96
Growth and Income -----------     25.18       25.18       7/94
Strategic Growth --------------   22.96       22.96       7/94
Bond Funds:
California
Municipal Bond --------------      4.16        4.16       7/94
National
Municipal Bond --------------      4.26        4.26       7/94
Strategic Income --------------    5.90        5.45       5/96
U.S. Government
and Mortgage
Securities --------------------    5.95        5.95       7/94

1 Assumes complete redemption at the end of the given period and imposition of the maximum Contingent Deferred Sales Charge. There is no deferred sales charge after five years.

Comparing Atlas Fund Performance to the Market
--------------------------------------------------------------------------------

                    The following charts compare the growth of a hypothetical $10,000 investment in each of the Atlas stock and bond funds as compared to a representative total return index for the market(s) in which each fund invests. Index performance does not include management expenses, and the mix, quality and maturity of securities in an index may vary widely from those in our funds' portfolios. All returns reflect the reinvestment of dividends and capital gains, if applicable. Atlas Fund returns are for Class A shares. Returns for Class B shares will differ. As always, past performance is no guarantee of future results.

Balanced Fund
Balanced Fund Line Graph

                                                   ATLAS BALANCED FUND          STANDARD & POOR'S
                                                   -------------------       COMPOSITE INDEX OF 500     LEHMAN BROTHERS AGGREGATE
                                                                                     STOCKS                    BOND INDEX
                                                                             ----------------------     -------------------------
9/93                                                    10000.00                    10000.00                    10000.00
12/94                                                    9752.00                    10367.00                     9713.00
12/95                                                   12362.00                    14259.00                    11508.00
12/96                                                   14316.00                    17549.00                    11924.00
12/97                                                   17569.00                    23397.00                    13079.00
12/98                                                   19084.00                    30088.00                    14213.00
12/99                                                   18093.00                    36420.00                    14094.00

Emerging Growth Fund
Emerging Growth Fund Line Graph

                                                                 ATLAS EMERGING GROWTH FUND             RUSSELL 2000 INDEX
                                                                 --------------------------             ------------------
4/97                                                                      10000.00                           10000.00
6/97                                                                      12440.00                           11589.00
9/97                                                                      13870.00                           13313.00
12/97                                                                     13000.00                           12867.00
3/98                                                                      14620.00                           14160.00
6/98                                                                      14110.00                           13499.00
9/98                                                                      11450.00                           10779.00
12/98                                                                     13750.00                           12538.00
3/99                                                                      12210.00                           11858.00
6/99                                                                      12630.00                           13701.00
9/99                                                                      12870.00                           12835.00
12/99                                                                     19618.00                           15203.00

Global Growth Fund
Global Growth Fund Line Graph

                                                                                                      MORGAN STANLEY CAPITAL
                                                                  ATLAS GLOBAL GROWTH FUND          INTERNATIONAL WORLD INDEX
                                                                  ------------------------          -------------------------
4/96                                                                      10000.00                           10000.00
6/96                                                                      10118.00                           10062.00
12/96                                                                     11089.00                           10687.00
6/97                                                                      13071.00                           12357.00
12/97                                                                     13789.00                           12422.00
6/98                                                                      15821.00                           14515.00
12/98                                                                     16022.00                           15506.00
6/99                                                                      17903.00                           16854.00
12/99                                                                     24970.00                           19436.00

Growth and Income Fund
Growth and Income Fund Performance Graph

                                                                                                STANDARD & POOR'S COMPOSITE INDEX
                                                               ATLAS GROWTH AND INCOME FUND               OF 500 STOCKS
                                                               ----------------------------     ---------------------------------
12/90                                                                    10000.00                           10000.00
12/91                                                                    13815.00                           13040.00
12/92                                                                    14008.00                           14031.00
12/93                                                                    15465.00                           15441.00
12/94                                                                    15273.00                           15644.00
12/95                                                                    20321.00                           21516.00
12/96                                                                    24418.00                           26448.00
12/97                                                                    30845.00                           35263.00
12/98                                                                    38813.00                           45347.00
12/99                                                                    51122.00                           54890.00

--------------------------------------------------------------------------------

Strategic Growth Fund
Strategic Growth Fund Line Graph

                                                                                                STANDARD & POOR'S COMPOSITE INDEX
                                                               ATLAS STRATEGIC GROWTH FUND                OF 500 STOCKS
                                                               ---------------------------      ---------------------------------
9/93                                                                      10000                               10000
12/94                                                                     10165                               10367
12/95                                                                     13128                               14259
12/96                                                                     16242                               17549
12/97                                                                     20609                               23397
12/98                                                                     22922                               30088
12/99                                                                     32117                               36420

California Municipal Bond Fund
California Municipal Bond Fund Line Graph

                                                              ATLAS CALIFORNIA MUNICIPAL BOND     LEHMAN BROTHERS MUNICIPAL BOND
                                                                            FUND                              INDEX
                                                              -------------------------------     ------------------------------
1/90                                                                       10000                              10000
12/90                                                                      10902                              10780
12/91                                                                      12268                              12089
12/92                                                                      13232                              13154
12/93                                                                      15020                              14770
12/94                                                                      14145                              14006
12/95                                                                      16232                              16452
12/96                                                                      16866                              17180
12/97                                                                      18210                              18761
12/98                                                                      19292                              19977
12/99                                                                      18428                              19564

National Municipal Bond Fund
National Municipal Bond Fund Line Graph

                                                               ATLAS NATIONAL MUNICIPAL BOND      LEHMAN BROTHERS MUNICIPAL BOND
                                                                            FUND                              INDEX
                                                               -----------------------------      ------------------------------
1/90                                                                       10000                              10000
12/90                                                                      10852                              10780
12/91                                                                      12287                              12089
12/92                                                                      13389                              13154
12/93                                                                      15182                              14770
12/94                                                                      14361                              14006
12/95                                                                      16481                              16452
12/96                                                                      17071                              17180
12/97                                                                      18532                              18761
12/98                                                                      19589                              19977
12/99                                                                      18637                              19564

Strategic Income Fund
Strategic Income Fund Line Graph

                                                                            LEHMAN BROTHERS AGGREGATE    SALOMON BROTHERS WORLD
                                              ATLAS STRATEGIC INCOME FUND          BOND INDEX             GOVERNMENT BOND INDEX
                                              ---------------------------   -------------------------    ----------------------
May-96                                                   10000                        10000                       10000
Dec-96                                                   10975                        10630                       10601
Jun-97                                                   11436                        10961                       10471
Dec-97                                                   12026                        11660                       10627
Jun-98                                                   12428                        12116                       10922
Dec-98                                                   12511                        12671                       12252
Jun-99                                                   12499                        12496                       11374
Dec-99                                                   12752                        12565                       11729

U.S. Government and Mortgage Securities Fund
U.S. Government and Mortgage Securities Fund Line Graph

                                                                 ATLAS U.S. GOVERNMENT AND        LEHMAN BROTHERS U.S. MORTGAGE-
                                                                  MORTGAGE SECURITIES FUND           BACKED SECURITIES INDEX
                                                                 -------------------------        ------------------------------
1/90                                                                       10000                              10000
12/90                                                                      11124                              11151
12/91                                                                      12852                              12903
12/92                                                                      13860                              13800
12/93                                                                      14898                              14744
12/94                                                                      14406                              14507
12/95                                                                      16640                              16944
12/96                                                                      17389                              17851
12/97                                                                      18824                              19544
12/98                                                                      19966                              20906
12/99                                                                      20045                              21293

Statements of Investments in Securities and Net Assets         December 31, 1999
--------------------------------------------------------------------------------

Atlas Balanced Fund
--------------------------------------------------------------------
                                        shares or          value
                                       face amount        (note 1)
                                        ----------        ----------
COMMON STOCKS - 50.76%
  Aerospace/Defense - .01%
   Raytheon Co., Cl. A...............         191       $      4,739
  Automotive - .39%
   Delphi Automotive Systems Corp....      20,200            318,150
  Banks - 11.52%
   Banc One Corp.....................      31,000            993,938
   Bank of America Corp..............      24,000          1,204,500
   Charter One Financial, Inc........      15,750            301,219
   Chase Manhattan Corp..............      11,000            854,562
   Citigroup, Inc....................      15,000            833,438
   First Union Corp..................      24,000            787,500
   FleetBoston Financial Corp........      37,688          1,312,013
   Keycorp...........................      19,000            420,375
   Mellon Financial Corp.............      19,000            647,188
   National City Corp................       8,000            189,500
   PNC Bank Corp.....................       7,000            311,500
   Summit Bancorp....................      13,000            398,125
   SunTrust Banks, Inc...............       8,000            550,500
   U.S. Bancorp......................       7,000            166,687
   Union Planters Corp...............      10,000            394,375
  Chemicals & Allied Products - .94%
   Dexter Corp.......................      12,000            477,000
   Engelhard Corp....................      15,000            283,125
  Consumer Goods & Services - 1.29%
   Eastman Kodak Co..................      11,000            728,750
   Newell Rubbermaid, Inc............      10,900            316,100
  Drugs and Health Care - 2.24%
   American Home Products Corp. .....      25,000            985,938
   Bristol-Myers Squibb Co. .........      13,000            834,437
   Crescendo Pharmaceuticals Corp.
   (b)...............................         145              2,637
  Electrical Utilities - 4.16%
   Allegheny Energy, Inc. ...........       6,000            161,625
   American Electric Power Co.,
   Inc. .............................       2,500             80,312
   Central & South West Corp. .......      12,000            240,000
   DQE, Inc. ........................       5,000            173,125
   Florida Progress Corp. ...........      13,000            550,063
   Illinova Corp. ...................      19,000            660,250
   New Century Energies, Inc. .......       7,500            227,812
   Potomac Electric Power Co. .......       8,000            183,500
   SCANA Corp. ......................       9,000            241,875
   Texas Utilities Co. ..............      12,000            426,750
   Unicom Corp. .....................      13,000            435,500
  Financial Services - 3.14%
   Associates First Capital Corp.,
   Cl. A.............................       4,000            109,750
   Deluxe Corp. .....................      18,000            493,875
   FBR Asset Investment Corp. (a)....      50,000            700,000
   H & R Block, Inc. ................       5,000            218,750
   Household International, Inc. ....      18,399            685,363
   Imperial Credit Commercial
   Mortgage Investment Corp. ........      30,000            341,250
  Food & Beverages - .93%
   General Mills, Inc. ..............      10,000            357,500
   H.J. Heinz Co. ...................      10,000            398,125
  Food Wholesalers - .37%
   SuperValu Inc. ...................      15,000            300,000
  Gas Utilities - 1.31%
   Enron Corp. ......................      20,000            887,500
   EOG Resources, Inc. ..............      10,000            175,625

                                        ----------        ----------
Atlas Balanced Fund                                      (continued)
--------------------------------------------------------------------
                                        shares or          value
                                       face amount        (note 1)
  Homebuilders/Real Estate - 3.99%
   Anthracite Capital, Inc. .........      25,000       $    159,375
   Archstone Communities Trust.......      21,000            430,500
   Avalonbay Communities, Inc. ......      16,000            549,000
   Cornerstone Properties, Inc. .....      20,000            292,500
   Equity Office Properties Trust ...      22,000            541,750
   Equity Residential Properties
   Trust.............................      15,000            640,313
   Horizon Group Properties, Inc.
   (b)...............................       1,000              3,375
   Prime Retail, Inc.................      20,000            112,500
   Reckson Associates Realty Corp....      25,000            512,500
  Industrial Manufacturing - .88%
   Sonoco Products Co. ..............      16,000            364,000
   Tyco International, Ltd. .........       9,166            356,328
  Insurance - 3.39%
   Aetna, Inc. ......................      16,000            893,000
   American General Corp. ...........       8,000            607,000
   Enhance Financial Services Group,
   Inc. .............................      18,000            292,500
   IPC Holdings, Ltd. ...............       3,900             58,012
   Reliance Group Holdings, Inc. ....      10,000             66,875
   St. Paul Companies, Inc. .........      25,000            842,188
  Machine Tools & Equipment - .66%
   Cooper Industries, Inc. ..........       6,000            242,625
   Snap-On, Inc. ....................      11,000            292,188
  Manufacturing - 1.17%
   Honeywell International, Inc. ....       9,000            519,187
   Pall Corp. .......................      20,000            431,250
  Oil & Gas - 6.38%
   Atlantic Richfield Co. ...........       5,000            432,500
   Chevron Corp. ....................       8,000            693,000
   Coastal Corp. ....................       6,000            212,625
   Conoco, Inc., Cl. B...............      25,000            621,875
   MCN Energy Group, Inc. ...........       8,000            190,000
   Occidental Petroleum Corp. .......      26,000            562,250
   Royal Dutch Petroleum Co., NY
   Shares............................       8,000            483,500
   Tosco Corp. ......................       7,000            190,312
   Ultramar Diamond Shamrock
   Corp. ............................      10,000            226,875
   Unocal Corp. .....................      12,000            402,750
   USX-Marathon Group................      32,000            790,000
   Valero Energy Corp. ..............      19,000            377,625
  Paper & Forest Products - 3.23%
   Fort James Corp. .................      14,067            385,084
   International Paper Co. ..........      10,000            564,375
   Smurfit-Stone Container Corp.
   (b)...............................      10,000            245,000
   Temple-Inland, Inc. ..............       8,000            527,500
   Westvaco Corp. ...................      10,000            326,250
   Weyerhauser Co. ..................       8,000            574,500
  Printing, Publishing & Allied Products - 1.30%
   Dun & Bradstreet Corp. ...........      25,000            737,500
   Hollinger International, Inc. ....      20,000            258,750
   R. H. Donnelley Corp. (b).........       3,200             60,400
  Retail Trade - .54%
   Family Dollar Stores, Inc. .......      12,000            195,750
   Sears Roebuck & Co. ..............       8,000            243,500
  Telecommunications - 2.92%
   GTE Corp. ........................       7,000            493,938
   Motorola, Inc. ...................       9,800          1,443,050
   SBC Communications, Inc. .........       9,000            438,750
                                                          ----------
  Total Common Stocks (cost: $39,128,818)                 41,249,471
                                                          ----------

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Atlas Balanced Fund                                      (continued)
--------------------------------------------------------------------
                                        shares or          value
                                       face amount        (note 1)
                                        ----------        ----------
CONVERTIBLE PREFERRED STOCKS - 10.35%
  Banks - 2.57%
   Banco Commercial Portuguese
   International, Ltd. ..............         600       $     61,800
   National Australia Bank, Ltd. ....      30,000            828,750
   Sovereign Capital Trust II........       4,400            213,400
   St. George Bank, Ltd. (a).........       8,000            424,000
   WBK STRYPES Trust.................      17,400            557,888
  Chemicals & Allied Products - .47%
   Hercules Trust II Units...........         500            385,000
  Consumer Goods & Services - 1.17%
   Newell Financial Trust 1 (a)......      25,000            946,875
  Electrical Utilities - .63%
   NiSource, Inc. ...................       7,000            252,437
   Texas Utilities Co., PRIDES.......       5,900            257,387
  Food & Related - .15%
   Chiquita Brands International,
   Inc. .............................       5,000            124,375
  Homebuilders/Real Estate - .48%
   Kaufman & Broad Home Corp. .......      50,000            393,750
  Industrials - .13%
   Owens Corning Capital LLC, MIPS
   (a)...............................       3,000            103,125
  Insurance - 1.28%
   American Heritage Life Investment
   Corp. ............................       5,000            433,438
   PLC CAP Trust II, PRIDES..........      11,500            608,063
  Leisure & Entertainment - .60%
   Premier Parks, Inc., PIES.........       9,000            486,000
  Oil & Gas - 1.22%
   Coastal Corp......................      25,000            582,812
   MCN Energy Group, Inc. ...........      10,000            406,250
  Specialty Retailing - 1.20%
   Merrill Lynch-Dollar General
   Corp., STRYPES....................      27,100            978,988
  Transportation - .45%
   Union Pacific Capital Trust (a)...       8,800            364,100
                                                          ----------
  Total Convertible Preferred Stocks (cost:
   $9,174,321)                                             8,408,438
                                                          ----------
CONVERTIBLE BONDS - .63%
  Insurance - .28%
   Mutual Risk Management, Ltd., 0%
   due 10/30/15 (a)..................  $  500,000            229,375
  Metals Mining - .35%
   Inco, Ltd., 5.75% due 07/01/04....  $  300,000            284,250
                                                          ----------
  Total Convertible Bonds (cost: $520,194)                   513,625
                                                          ----------
CORPORATE BONDS - 6.14%
  Automotive - .12%
   General Motors Acceptance Corp.,
   5.50% due 12/15/01................  $  100,000             97,121
  Banks - .72%
   Bank One Corp., 7.25% due
   08/15/04..........................  $  590,000            586,812
  Broadcast, Radio & TV - .91%
   TCI Communications, Inc., 6.875%
   due 02/15/06......................  $  600,000            584,520
   Tele-Communications, Inc., 7.25%
   due 08/01/05......................  $  160,000            159,472

                                        ----------        ----------
Atlas Balanced Fund                                      (continued)
--------------------------------------------------------------------
                                        shares or          value
                                       face amount        (note 1)
  Diversified Media - .10%
   Time Warner, Inc., 7.95% due
   02/01/00..........................  $   80,000       $     80,097
  Drugs and Health Care - .30%
   R.P. Scherer Corp., 6.75% due
   02/01/04..........................  $  250,000            243,231
  Financial Services - .31%
   PaineWebber Group, Inc., 7% due
   03/01/00..........................  $  250,000            250,179
  Food & Beverages - .66%
   Coca-Cola Enterprises, Inc., 5.75%
   due 11/01/08......................  $  600,000            535,969
  Food Processing - .31%
   ConAgra, Inc., 7.40% due
   09/15/04..........................  $  250,000            249,496
  Foreign Government - .19%
   Treasury Corp. of Victoria, 9% due
   09/04/02..........................  $  228,000            156,745
  Gas Utilities - .38%
   Enron Corp., 7.625% due
   09/10/04..........................  $  175,000            175,919
   Enron Corp., 9.875% due
   06/15/03..........................  $  125,000            133,976
  Hotel/Gaming - .14%
   Circus Circus Enterprises, Inc.,
   6.75% due 07/15/03................  $  125,000            118,125
  Oil & Gas - .40%
   Coastal Corp., 9.75% due
   08/01/03..........................  $  300,000            322,824
  Paper & Forest Products - .24%
   Fletcher Challenge Capital Canada,
   Ltd., 7.75% due 06/20/06..........  $  200,000            192,153
  Telephone Utilities - .66%
   Sprint Capital Corp., 6.875% due
   11/15/28..........................  $  600,000            533,742
  Transportation - .70%
   Union Pacific Corp., 6.39% due
   11/01/04..........................  $  600,000            572,036
                                                          ----------
  Total Corporate Bonds (cost: $5,248,477)                 4,992,417
                                                          ----------
UNITED STATES TREASURY NOTES & BONDS - 28.63%
  5.875%, 11/30/01...................  $16,000,000        15,900,000
  Strip, 0% due 11/15/18.............  $26,500,000         7,369,623
                                                          ----------
  Total U.S. Treasury Notes & Bonds (cost:
   $23,361,594)                                           23,269,623
                                                          ----------
SHORT-TERM SECURITIES - 3.27%
  Triparty Repurchase Agreement dated
    December 31, 1999 with Prudential
    Securities, Inc., effective yield
    of 2%, due January 3, 2000,
    collateralized by FHLMC, 7%,
    December 1, 2029 with a value of
    $2,713,792.......................  $2,659,701          2,659,701
                                                          ----------
  Total Short-Term Securities (cost: $2,659,701)           2,659,701
                                                          ----------
TOTAL SECURITIES (COST: $80,093,105) - 99.78%             81,093,275
OTHER ASSETS AND LIABILITIES, NET - .22%                     174,530
                                                          ----------
NET ASSETS - 100.00%..............................      $ 81,267,805
                                                          ----------
                                                          ----------

Statements of Investments in Securities and Net Assets         December 31, 1999
--------------------------------------------------------------------------------

Atlas Emerging Growth Fund
----------------------------------------------------------------------
                                        shares or            value
                                     face amount (i)        (note 1)
                                     ---------------      ------------
COMMON STOCKS - 90.33%
  Aerospace/Defense - .61%
   Armor Holdings, Inc. (b)........         10,000        $    131,250
  Apparel & Textiles - .46%
   Chico's Fas, Inc. (b)...........          2,600              97,825
  Broadcast, Radio & TV - 3.44%
   Citadel Communications Corp.
   (b).............................          3,000             194,625
   Classic Communications, Inc.
   (b).............................          2,000              73,125
   Cumulus Media, Inc., Cl. A
   (b).............................          3,300             167,475
   Insight Communications Co., Inc.
   (b).............................          3,300              97,763
   Radio Unica Corp. (b)...........          1,200              34,650
   Spanish Broadcasting System,
   Inc. (b)........................          4,300             173,075
  Computer Hardware - 6.18%
   3DO Co. (b).....................         10,000              90,938
   Creo Products, Inc. (b).........          4,600             176,812
   Echelon Corp. (b)...............          3,500              68,469
   Gadzoox Networks, Inc. (b)......            900              39,206
   Network Appliance, Inc. (b).....          4,000             332,250
   Optimal Robotics Corp. (b)......          3,800             141,550
   SanDisk Corp. (b)...............          1,600             154,000
   SmartDisk Corp. (b).............          1,000              32,750
   Xircom, Inc. (b)................          3,900             292,500
  Computer Software - 20.14%
   Accrue Software, Inc. (b).......          1,350              73,069
   Active Software, Inc. (b).......          1,500             138,000
   Advent Software, Inc. (b).......          4,650             299,634
   Agency.com, Inc. (b)............            400              20,400
   Allaire Corp. (b)...............          1,000             146,313
   Andover.Net, Inc. (b)...........          1,100              39,188
   Best Software, Inc. (b).........          3,000              88,500
   BindView Development Corp.
   (b).............................          9,000             447,188
   Brio Technology, Inc. (b).......          5,000             210,000
   Data Return Corp. (b)...........          2,500             133,750
   E.piphaney, Inc. (b)............            450             100,406
   eCollege.com, Inc. (b)..........          2,900              31,719
   Freemarkets, Inc. (b)...........            150              51,197
   GRIC Communications, Inc. (b)...            600              15,225
   ibasis, Inc. (b)................          1,600              46,000
   imanage, Inc. (b)...............            700              22,488
   Interactive Intelligence, Inc.
   (b).............................          3,900             103,837
   Intertrust Technologies Corp.
   (b).............................            450              52,931
   Legato Systems, Inc. (b)........          2,000             137,625
   McAfee.com Corp. (b)............          1,200              54,000
   Metasolv Software, Inc. (b).....          1,000              81,750
   Micromuse, Inc. (b).............          2,500             425,000
   Mission Critical Software, Inc.
   (b).............................          1,300              91,000
   National Information Consortium,
   Inc. (b)........................          2,900              92,800
   Netcentives, Inc. (b)...........          1,400              87,238
   NetIQ Corp. (b).................          4,100             213,456
   Novadigm, Inc. (b)..............          4,500              93,375
   OnDisplay, Inc. (b).............            300              27,262
   Optio Software, Inc. (b)........          3,100              72,850
   Preview Systems, Inc. (b).......            500              32,438
   Primus Knowledge Solutions, Inc.
   (b).............................          2,700             122,344
   Quest Software, Inc. (b)........            800              81,600
   SERENA Software, Inc. (b).......          4,000             123,750
   SonicWall, Inc. (b).............          1,100              44,275
   Telemate.Net Software, Inc.
   (b).............................          3,300              53,625

Atlas Emerging Growth Fund                                 (continued)
----------------------------------------------------------------------
                                        shares or            value
                                     face amount (i)        (note 1)
                                     ---------------      ------------
   TenFold Corp. (b)...............          2,500        $     99,844
   Verity, Inc. (b)................          3,000             127,688
   Viador, Inc. (b)................          2,500             105,937
   Vitria Technology, Inc. (b).....            400              93,600
   ZapMe! Corp. (b)................          6,100              52,612
  Consumer Goods & Services - 5.48%
   Cornell Corrections, Inc. (b)...         14,000             117,250
   Corporate Executive Board Co.
   (b).............................          3,500             195,563
   Diedrich Coffee, Inc. (b).......         20,000              81,250
   Getty Images, Inc. (b)..........          2,400             117,300
   Jupiter Communications, Inc.
   (b).............................          1,400              42,350
   Koala Corp. (b).................         10,000             140,000
   Plug Power, Inc. (b)............          1,900              53,675
   Source Information Management
   Co. (b).........................         12,000             201,000
   Tetra Tech, Inc. (b)............         15,000             230,625
  Diversified Financial - .26%
   Nextcard, Inc. (b)..............          1,900              54,862
  Diversified Media - 1.20%
   Lifeminders.com, Inc. (b).......          1,800             103,950
   NetRatings, Inc. (b)............            400              19,250
   True North Communications,
   Inc. ...........................          3,000             134,063
  Drugs & Health Care - 3.20%
   Abgenix, Inc. (b)...............          1,600             212,000
   BioCryst Pharmaceuticals, Inc.
   (b).............................          4,000             118,000
   Neurocrine Biosciences, Inc.
   (b).............................          6,900             170,775
   Renal Care Group, Inc. (b)......          8,000             187,000
  Education - .67%
   Corinthian Colleges, Inc. (b)...          6,000             143,250
  Electronics - 6.03%
   Act Manufacturing, Inc. (b).....          4,000             150,000
   Alpha Industries, Inc. (b)......          2,800             160,475
   Anadigics, Inc. (b).............          1,500              70,781
   ASM International NV (b)........          5,900             135,700
   AstroPower, Inc. (b)............          5,000              70,000
   Asyst Technologies, Inc. (b)....          2,100             137,681
   ATMI, Inc. (b)..................          4,600             152,088
   Audiovox Corp. (b)..............          3,000              91,125
   Caliper Technologies Corp.
   (b).............................            300              20,025
   Chartered Semiconductor
   Manufacturing, Ltd. (b).........          2,200             160,600
   InterTAN, Inc. (b)..............          4,200             109,725
   Metron Technology NV (b)........          2,500              40,156
  Energy Services &
   Producers - .40%
   Cal Dive International, Inc.
   (b).............................          2,600              86,125
  Environmental Management - .40%
   Waste Connections, Inc. (b).....          6,000              86,625
  Financial Services - 3.00%
   Investors Financial Services
   Corp. ..........................          5,000             230,000
   Labranche & Co., Inc. (b).......         10,600             135,150
   MicroFinancial, Inc. ...........         15,000             175,313
   Navigant Consulting, Inc. (b)...          3,800              41,325
   ReSourcePhoenix.com, Inc. (b)...          3,300              65,175
  Health Care/Supplies & Services -
   1.94%
   Cubist Pharmaceuticals, Inc.
   (b).............................          4,000              77,000
   Hanger Orthopedic Group, Inc.
   (b).............................          1,700              17,000
   NovaMed Eyecare, Inc. (b).......          2,700              18,225
   PlanetRx.com, Inc. (b)..........          2,600              37,700

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Atlas Emerging Growth Fund                                 (continued)
----------------------------------------------------------------------
                                        shares or            value
                                     face amount (i)        (note 1)
                                     ---------------      ------------
   SciQuest.com, Inc. (b)..........            600        $     47,700
   Syncor International Corp.
   (b).............................          5,000             145,625
   Ventana Medical Systems, Inc.
   (b).............................          3,000              74,625
  Industrial Services - 2.13%
   CyberSource Corp. (b)...........          1,000              51,750
   Digimarc Corp. (b)..............          1,800              90,000
   Keynote Systems, Inc. (b).......          1,100              81,125
   Loislaw.com, Inc. (b)...........          2,100              82,162
   Metamor Worldwide, Inc. (b).....          3,900             113,588
   Navidec, Inc. (b)...............          3,300              39,600
  Information Technology - 12.37%
   Alloy Online, Inc. (b)..........          5,900              92,925
   AppNet, Inc. (b)................          2,200              96,250
   Art Technology Group, Inc.
   (b).............................          1,500             192,187
   BackWeb Technologies, Ltd.
   (b).............................          2,600             109,525
   Braun Consulting, Inc. (b)......          4,500             321,750
   C-bridge Internet Solutions,
   Inc. (b)........................            700              34,038
   CAIS Internet, Inc. (b).........          3,200             113,600
   Critical Path, Inc. (b).........          1,200             113,250
   El Sitio, Inc. (b)..............            700              25,725
   Finisar Corp. (b)...............            400              35,950
   Interactive Pictures Corp.
   (b).............................          3,400              79,262
   Kopin Corp. (b).................          3,000             126,000
   MedQuist, Inc. (b)..............          2,300              59,369
   OneSource Information Services,
   Inc. (b)........................         15,000             201,563
   Packeteer, Inc. (b).............          1,400              99,400
   pcOrder.com, Inc. (b)...........          1,900              96,900
   Predictive Systems, Inc. (b)....          1,100              72,050
   Ramp Networks, Inc. (b).........          5,600              85,400
   Salon.com, Inc. (b).............         12,000              60,000
   Stamps.com, Inc. (b)............          2,600             108,225
   Student Advantage, Inc. (b).....          5,600             124,250
   Tanning Technology Corp. (b)....          1,600              94,300
   Viant Corp. (b).................          1,100             108,900
   WatchGuard Technologies, Inc.
   (b).............................          2,400              72,600
   WebTrends Corp. (b).............          1,700             137,700
  Insurance - .60%
   Advance Paradigm, Inc. (b)......          6,000             129,375
  Leisure & Entertainment - 3.57%
   Activision, Inc. (b)............         10,000             153,125
   Cinar Films, Inc., Cl. B (b)....         13,000             318,500
   Handleman Co. ..................         12,000             160,500
   Imax Corp. (b)..................          5,000             136,875
  Medical Technology - .20%
   Maxygen, Inc. (b)...............            600              42,600
  Restaurants - 1.54%
   Buca, Inc. (b)..................         13,000             133,250
   P.F. Chang's China Bistro, Inc.
   (b).............................          8,000             199,000
  Specialty Retailing - 6.92%
   Bolder Technologies Corp. (b)...          4,100              52,275
   Charlotte Russe Holding, Inc.
   (b).............................          3,000              63,000
   Copart, Inc. (b)................          3,900             169,650
   Cost Plus, Inc. (b).............          2,600              92,625

Atlas Emerging Growth Fund                                 (continued)
----------------------------------------------------------------------
                                        shares or            value
                                     face amount (i)        (note 1)
                                     ---------------      ------------
   David's Bridal, Inc. (b)........         14,400        $    161,100
   Factory 2-U Stores, Inc. (b)....          4,400             124,850
   Pantry, Inc. (b)................          7,400             104,525
   PurchasePro.com, Inc. (b).......          1,500             206,250
   School Specialty, Inc. (b)......          6,300              95,287
   Tweeter Home Entertainment
   Group, Inc. (b).................          6,000             213,000
   Whitehall Jewellers, Inc. (b)...          4,000             147,500
   Yankee Candle Co., Inc. (b).....          3,600              58,725
  Supermarkets - .40%
   Wild Oats Markets, Inc. (b).....          3,900              86,531
  Telecommunications - 8.80%
   Advanced Fibre Communications,
   Inc. (b)........................          4,300             192,156
   Aether Systems, Inc. (b)........            700              50,137
   AirGate PCS, Inc. (b)...........            500              26,375
   Airnet Communications Corp.
   (b).............................            600              21,825
   Allied Riser Communications
   Corp. (b).......................          4,000              82,750
   Clarent Corp. (b)...............          2,100             163,275
   Efficient Networks, Inc. (b)....          1,200              81,600
   Extreme Networks, Inc. (b)......            600              50,100
   Inet Technologies, Inc. (b).....          1,700             118,787
   Internap Network Services Corp.
   (b).............................            600             103,800
   Latitude Communications, Inc.
   (b).............................          3,900             101,887
   MGC Communications, Inc. (b)....          7,000             355,250
   Network Plus Corp. (b)..........          4,900             102,900
   Phone.com, Inc. (b).............            550              63,766
   Proxim, Inc. (b)................          2,000             220,000
   TeleCorp PCS, Inc. (b)..........            500              19,000
   Tritel, Inc. (b)................          1,000              31,687
   Triton PCS Holdings, Inc. (b)...          1,200              54,600
   Z-Tel Technologies, Inc. (b)....          1,300              52,487
  Toys - .39%
   JAKKS Pacific, Inc. (b).........          4,500              84,094
                                                            ----------
  Total Common Stocks (cost: $13,251,744)                   19,434,647
                                                            ----------
SHORT-TERM SECURITIES - 10.14%
  Triparty Repurchase Agreement
   dated December 31, 1999 with
   Prudential Securities, Inc.,
   effective yield of 2%, due
   January 3, 2000, collateralized
   by FHLMC, 7%, April 1, 2014 with
   a value of $61,316, and by FNMA,
   7%, May 5, 2014 with a value of
   $2,165,324......................    $ 2,182,191           2,182,191
                                                            ----------
  Total Short-Term Securities (cost: $2,182,191)             2,182,191
                                                            ----------
TOTAL SECURITIES (COST: $15,433,935) - 100.47%              21,616,838
OTHER ASSETS AND LIABILITIES, NET - (.47)%                    (102,367)
                                                            ----------
NET ASSETS - 100.00%                                      $ 21,514,471
                                                            ----------
                                                            ----------

Statements of Investments in Securities and Net Assets         December 31, 1999
--------------------------------------------------------------------------------

Atlas Global Growth Fund
----------------------------------------------------------------------
                                       shares, units
                                          or face            value
                                        amount (i)          (note 1)
                                       -------------      ------------
COMMON STOCKS - 85.92%
  Automotive - 4.76%
   Autoliv, Inc. ....................        12,700       $    371,354
   General Motors Corp. .............         9,100            661,456
   Porsche AG, Preference............           720          1,970,444
   Volkswagen AG.....................        13,200            742,418
  Banks - 2.37%
   Australia & New Zealand Banking
   Group, Ltd. ......................        85,000            618,348
   Industrial Credit & Investment
   Corp. of India, Ltd. GDR..........        50,400            743,400
   Royal Bank of Scotland Group
   PLC...............................        14,250            252,738
   Unicredito Italiano SPA...........        50,900            250,124
  Broadcast, Radio & TV - 7.63%
   Canal Plus........................        12,503          1,817,795
   Grupo Televisa SA, Sponsored GDR
   (b)...............................        18,170          1,240,102
   ProSieben Media AG, Preference....         9,685            562,261
   Television Broadcast, Ltd. (b)....       120,000            818,164
   Television Francaise..............         2,380          1,245,211
   TeleWest Communications PLC (b)...        60,299            321,667
  Computer Hardware - 3.79%
   Cisco Systems, Inc. (b)...........         7,210            772,371
   International Business Machines
   Corp. ............................         6,210            670,680
   Sun Microsystems, Inc. (b)........        19,900          1,541,006
  Computer Services - 2.20%
   Getronics NV......................        21,860          1,735,295
  Computer Software - 6.39%
   Cadence Design Systems, Inc.
   (b)...............................        69,290          1,662,960
   Cap Gemini Sogeti SA..............         4,800          1,217,039
   Oracle Corp. (b)..................        14,340          1,606,976
   Sybase, Inc. (b)..................        14,900            253,300
   Synopsys, Inc. (b)................         4,400            293,700
  Conglomerate - .84%
   Bombadier, Inc., Cl. B............        32,300            659,876
  Diversified Financial - 3.61%
   Allied Zurich PLC (b).............        44,890            528,966
   American Express Co. .............         4,000            665,000
   Associates First Capital Corp. ...         5,100            139,931
   AXA SA............................         3,740            520,799
   Citigroup, Inc. ..................        13,100            727,869
   Credit Saison Co., Ltd. ..........        15,000            261,240
  Drugs & Health Care - 9.28%
   ALZA Corp. (b)....................        18,700            647,488
   Amgen, Inc. (b)...................        12,260            736,366
   Eisai Co., Ltd. ..................        30,000            576,782
   Elan Corp. PLC ADR (b)............        26,000            767,000
   Fresenius AG, Preference..........         6,150          1,126,184
   Genset, Sponsored ADR (b).........        30,500            581,406
   Genzyme Corp. - General Division
   (b)...............................         7,460            335,700
   Gilead Sciences, Inc. (b).........         7,600            411,350
   Glaxo Wellcome PLC, Sponsored
   ADR...............................         6,600            368,775
   Millenium Pharmaceuticals, Inc.
   (b)...............................         9,000          1,098,000
   Pliva D. D. GDR (a)(b)............        30,450            397,373
   Taisho Pharmaceutical Co.,
   Ltd. .............................         8,760            257,130
  Electronics - 8.34%
   Koninklijke Philips Electronics
   NV................................         9,200          1,249,638
   Lernout & Hauspie Speech Products
   NV (b)............................        11,800            545,750
   National Semiconductor Corp.
   (b)...............................        48,800          2,089,250

Atlas Global Growth Fund                                   (continued)
----------------------------------------------------------------------
                                       shares, units
                                          or face            value
                                        amount (i)          (note 1)
                                       -------------      ------------
   STMicroelectronics NV (b).........        10,200       $  1,544,662
   Toshiba Corp. ....................       149,000          1,137,126
  Environmental Management - .64%
   Rentokil Initial PLC..............       138,010            503,259
  Financial Services - 1.68%
   Federal National Mortgage
   Association.......................         8,110            506,368
   Lehman Brothers Holdings, Inc. ...         9,600            813,000
  Food & Beverages - 1.03%
   Cadbury Schweppes PLC.............        85,350            515,618
   Dairy Farm International Holdings,
   Ltd. .............................       328,012            295,211
  Health Care/Supplies &
   Services - 2.57%
   Affymetrix, Inc. (b)..............         5,700            967,219
   C. R. Bard, Inc. .................         7,400            392,200
   Hoya Corp. .......................         4,000            315,053
   Quintiles Transnational Corp.
   (b)...............................        18,800            351,325
  Homebuilders/Real Estate - .31%
   IRSA Inversiones y
   Representaciones SA...............        76,113            246,637
  Hotel/Gaming - .58%
   International Game Technology.....        22,600            459,063
  Industrial Manufacturing - 1.05%
   International Flavors &
   Fragrances, Inc. .................        21,800            822,950
  Industrial Materials - .69%
   Hanson Trust PLC..................        65,200            546,598
  Industrial Services - 3.06%
   Manpower, Inc. ...................        19,500            733,688
   WPP Group PLC.....................       105,880          1,677,784
  Insurance - 1.09%
   Aegon NV..........................         6,140            592,447
   American International Group,
   Inc. .............................         2,462            266,204
  Leisure & Entertainment - .35%
   Disney (Walt) Co. ................         9,340            273,195
  Manufacturing - 1.48%
   Sidel SA..........................         5,270            543,497
   Societe BIC SA....................        13,740            624,591
  Oil & Gas - .35%
   BP Amoco PLC ADR..................         4,614            273,668
  Printing, Publishing & Allied Products - 1.04%
   Reed International PLC............        68,440            512,404
   Singapore Press Holdings, Ltd. ...        14,000            303,452
  Retail trade - .97%
   Dixons Group PLC..................        31,820            765,329
  Specialty Retailing - 1.74%
   Circuit City Stores...............        11,410            514,163
   Wella AG, Preference..............        38,700            856,636
  Telecommunications - 14.38%
   Alcatel Alsthom...................         5,690          1,305,299
   Hellenic Telecommunication
   Organization SA...................         7,366            174,221
   L.M. Ericsson Telephone Co., Cl.
   B, Sponsored ADR..................        25,700          1,688,169
   MCI Worldcom, Inc. (b)............         8,355            443,337
   Nokia Corp., Cl. A, Sponsored
   ADR...............................         4,270            811,300
   NTT Mobile Communications Network,
   Inc. .............................            28          1,076,660
   QUALCOMM, Inc. (b)................        17,820          3,138,548
   Scientific-Atlanta, Inc. .........        17,330            963,981
   Tele Norte Leste Participacoes
   SA................................    33,563,000            901,083
   Telecel-Comunicacoes Pessoais
   SA................................        22,300            388,387
   Telesp Celular Participacoes SA...         3,400            144,075
   Telstra Corp., Ltd. ..............        52,600            285,924

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Atlas Global Growth Fund                                   (continued)
----------------------------------------------------------------------
                                       shares, units
                                          or face            value
                                        amount (i)          (note 1)
                                       -------------      ------------
  Telephone Utilities - 2.22%
   DDI Corp. ........................            25       $    342,449
   Portugal Telecom SA...............        28,500            312,274
   Telecom Italia SPA................        98,540          1,096,654
  Toys - .94%
   Hasbro, Inc. .....................        19,900            379,344
   Nintendo Co., Ltd. ...............         2,200            362,272
  Transportation - .54%
   Peninsular and Oriental Steam
   Navigation Co. ...................        25,400            423,826
                                                            ----------
  Total Common Stocks (cost: $44,408,730)                   67,651,832
                                                            ----------
SHORT-TERM SECURITIES - 11.85%
  Triparty Repurchase Agreement dated
   December 31, 1999 with Prudential
   Securities, Inc., effective yield
   of 2%, due January 3, 2000,
   collateralized by FHLMC Bonds, 6%,
   March 1, 2014 with a value of
   $9,422,448........................   $ 9,326,883          9,326,883
                                                            ----------
  Total Short-Term Securities (cost: $9,326,883)             9,326,883
                                                            ----------
TOTAL SECURITIES (COST: $53,735,613) - 97.77%               76,978,715
OTHER ASSETS AND LIABILITIES, NET - 2.23%                    1,755,980
                                                            ----------
NET ASSETS - 100.00%                                      $ 78,734,695
                                                            ----------
                                                            ----------

Atlas Growth and Income Fund
--------------------------------------------------------------------
                                        shares or          value
                                       face amount        (note 1)
                                       -----------      ------------
COMMON STOCKS - 77.18%
  Banks - 1.62%
   Bank of America Corp. ............     140,000       $  7,026,250
  Computer Hardware - 4.65%
   Cisco Systems, Inc. (b)...........      60,000          6,427,500
   EMC Corp. (b).....................     100,000         10,925,000
   Hewlett-Packard Co. ..............      25,000          2,848,438
  Computer Software - 7.94%
   Microsoft Corp. (b)...............     295,276         34,473,473
  Diversified Financial - 2.56%
   Citigroup, Inc. ..................     200,000         11,112,500
  Drugs & Health Care - 6.24%
   Amgen, Inc. (b)...................     240,000         14,415,000
   Biogen, Inc. (b)..................     150,000         12,675,000
  Electrical Utilities - 1.45%
   AES Corp. (b).....................      84,200          6,293,950
  Electronics - 12.09%
   Intel Corp. ......................      50,000          4,115,625
   JDS Uniphase Corp. (b)............     300,000         48,393,750
  Financial Services - 3.89%
   Charles Schwab Corp. .............     100,000          3,837,500
   Household International, Inc. ....     350,000         13,037,500

Atlas Growth and Income Fund                             (continued)
--------------------------------------------------------------------
                                        shares or          value
                                       face amount        (note 1)
                                       -----------      ------------
  Food & Beverages - 5.10%
   Anheuser-Busch Companies, Inc. ...     200,000       $ 14,175,000
   Nabisco Group Holdings Corp. .....     750,000          7,968,750
  Gas Utilities - 3.46%
   Enron Corp. ......................     338,000         14,998,750
  Industrial Manufacturing - 3.85%
   Tyco International, Ltd. .........     430,000         16,716,250
  Insurance - 1.12%
   American International Group,
   Inc. .............................      45,057          4,871,788
  Leisure & Entertainment - .85%
   Royal Caribbean Cruises, Ltd. ....      75,000          3,698,438
  Oil & Gas - 3.38%
   Exxon Mobil Corp. ................     182,015         14,663,583
  Retail Trade - 3.18%
   Wal-Mart Stores, Inc. ............     200,000         13,825,000
  Specialty Retailing - 10.95%
   Circuit City Stores - Circuit City
   Group.............................     150,000          6,759,375
   Home Depot, Inc. .................     285,149         19,550,494
   Kohls Corp. (b)...................      90,000          6,496,875
   Tandy Corp. ......................     300,000         14,756,250
  Telecommunications - 4.85%
   Motorola, Inc. ...................      40,000          5,890,000
   Nortel Networks Corp. ............     150,000         15,150,000
                                                          ----------
  Total Common Stocks (cost: $213,311,900)               335,102,039
                                                          ----------
CONVERTIBLE PREFERRED STOCKS - 4.58%
  Electrical Utilities - .70%
   Texas Utilities Co. ..............      70,000          3,053,750
  Leisure & Entertainment - 1.24%
   Premier Parks, Inc. ..............     100,000          5,400,000
  Telecommunications - 2.64%
   Global TeleSystems Group, Inc. ...      60,000          3,435,000
   Global TeleSystems Group, Inc.
   (a)...............................     140,000          8,015,000
                                                          ----------
  Total Convertible Preferred Stocks (cost:
   $20,765,177)                                           19,903,750
                                                          ----------
CONVERTIBLE BONDS - 2.22%
  Computer Hardware - 2.22%
   EMC Corp., 3.25% due 03/15/02
   (a)...............................  $1,000,000          9,652,500
                                                          ----------
  Total Convertible Bonds (cost: $1,009,840)               9,652,500
                                                          ----------
UNITED STATES TREASURY NOTES & BONDS - 2.38%
   5.625% due 12/31/02...............  $2,000,000          1,961,876
   5.75% due 11/15/00................  $2,000,000          1,995,000
   5.875% due 09/30/02...............  $1,000,000            989,375
   5.875% due 11/15/05...............  $2,000,000          1,941,876
   6% due 08/15/00...................  $  500,000            500,469
   6% due 07/31/02...................  $  500,000            497,031
   6.125% due 08/15/07...............  $1,000,000            974,688
   6.375% due 08/15/27...............  $1,000,000            960,000
   6.50% due 05/15/05................  $  500,000            500,157
                                                          ----------
  Total U.S. Treasury Notes & Bonds (cost:
   $10,453,755)                                           10,320,472
                                                          ----------

Statements of Investments in Securities and Net Assets         December 31, 1999
--------------------------------------------------------------------------------

Atlas Growth and Income Fund                             (continued)
--------------------------------------------------------------------
                                        shares or          value
                                       face amount        (note 1)
                                       -----------      ------------
SHORT-TERM SECURITIES - 13.78%
  Triparty Repurchase Agreement dated
   December 31, 1999 with Prudential
   Securities, Inc., effective yield
   of 2%, due January 3, 2000,
   collateralized by FHLMC, 6.50%,
   November 1, 2028 with a value of
   $19,613,420, by FHLMC, 7%,
   December 1, 2029 with a value of
   $3,127,546 and by U.S. Treasury
   Note, 6.50%, May 15, 2005 with a
   value of $38,257,702..............  $59,801,744      $ 59,801,744
                                                          ----------
  Total Short-Term Securities (cost: $59,801,744)         59,801,744
                                                          ----------
TOTAL SECURITIES (COST: $305,342,416) - 100.14%          434,780,505
OTHER ASSETS AND LIABILITIES, NET - (.14)%                  (588,427)
                                                          ----------
NET ASSETS - 100.00%                                    $434,192,078
                                                          ----------
                                                          ----------

Atlas Strategic Growth Fund
--------------------------------------------------------------------
                                        shares or          value
                                       face amount        (note 1)
                                       -----------      ------------
COMMON STOCKS - 87.90%
  Broadcast, Radio & TV - 1.39%
   Infinity Broadcasting Corp. (b)...      45,000       $  1,628,438
  Computer Hardware - 11.68%
   Apple Computer, Inc. (b)..........      13,500          1,387,125
   Cisco Systems, Inc. (b)...........      28,000          2,999,500
   Dell Computer Corp. (b)...........      20,000          1,020,000
   EMC Corp. (b).....................      30,000          3,277,500
   Gateway, Inc. (b).................      30,000          2,161,875
   Lexmark International Group, Inc.,
   Cl. A (b).........................      31,100          2,814,550
  Computer Software - 9.92%
   America Online, Inc. (b)..........      18,000          1,357,875
   Citrix Systems, Inc. (b)..........      18,000          2,214,000
   Compuware Corp. (b)...............      44,100          1,642,725
   Microsoft Corp. (b)...............      40,000          4,670,000
   Veritas Software Corp. (b)........      12,000          1,717,500
  Drugs & Health Care - 4.24%
   Biogen, Inc. (b)..................      23,000          1,943,500
   IDEC Pharmaceuticals Corp. (b)....      24,000          2,358,000
   Immunex Corp. (b).................       6,000            655,875
  Electrical Utilities - 1.71%
   AES Corp. (b).....................      26,700          1,995,825
  Electronics - 16.59%
   E-Tek Dynamics, Inc. (b)..........      30,000          4,038,750
   Intel Corp. ......................      21,100          1,736,794
   JDS Uniphase Corp. (b)............      36,000          5,807,250
   LSI Logic Corp. (b)...............      18,000          1,215,000
   SDL, Inc. (b).....................      12,000          2,616,000
   Solectron Corp. (b)...............      20,000          1,902,500
   Vitesse Semiconductor Corp. (b)...      40,000          2,097,500
  Financial Services - 2.38%
   Citigroup, Inc. ..................      50,000          2,778,125
  Gas Utilities - 1.33%
   Enron Corp. ......................      35,000          1,553,125

Atlas Strategic Growth Fund                              (continued)
--------------------------------------------------------------------
                                        shares or          value
                                       face amount        (note 1)
                                       -----------      ------------
  Health Care/Supplies &
   Services - 4.28%
   Amgen, Inc. (b)...................      61,400       $  3,687,837
   Waters Corp. (b)..................      25,000          1,325,000
  Industrial Manufacturing - 8.55%
   Optical Coating Laboratory,
   Inc. .............................      20,000          5,920,000
   Tyco International, Ltd. .........     105,000          4,081,875
  Information Technology - .57%
   USWeb Corp. (b)...................      15,000            666,562
  Leisure & Entertainment - 1.26%
   Royal Caribbean Cruises, Ltd. ....      30,000          1,479,375
  Oil & Gas - 2.59%
   Exxon Mobil Corp. ................      37,644          3,032,695
  Retail Trade - 4.84%
   Abercrombie & Fitch Co. (b).......      35,000            934,063
   Best Buy Co., Inc. (b)............      46,000          2,308,625
   Wal-Mart Stores, Inc. ............      35,000          2,419,375
  Specialty Retailing - 10.78%
   Home Depot, Inc. .................      45,000          3,085,312
   Kohls Corp. (b)...................      32,000          2,310,000
   Tandy Corp. ......................      65,000          3,197,187
   Tiffany & Co. ....................      45,000          4,016,250
  Telecommunications - 4.75%
   Lucent Technologies, Inc. ........      20,000          1,496,250
   Nortel Networks Corp. ............      40,200          4,060,200
  Telephone Utilities - 1.04%
   BroadWing, Inc. (b)...............      33,000          1,216,875
                                                          ----------
  Total Common Stocks (cost: $76,757,565)                102,826,813
                                                          ----------
SHORT-TERM SECURITIES - 12.11%
  Triparty Repurchase Agreement dated
   December 31, 1999 with Prudential
   Securities, Inc., effective yield
   of 2%, due January 3, 2000,
   collateralized by FHLMC, 7%,
   December 1, 2029 with a value of
   $1,577,922, and by FNMA, 7%, March
   1, 2013 with a value of
   $12,875,293.......................  $14,169,594        14,169,594
                                                          ----------
  Total Short-Term Securities (cost: $14,169,594)         14,169,594
                                                          ----------
TOTAL SECURITIES (COST: $90,927,159) - 100.01%           116,996,407
OTHER ASSETS AND LIABILITIES, NET - (.01)%                    (9,762)
                                                          ----------
NET ASSETS - 100.00%                                    $116,986,645
                                                          ----------
                                                          ----------

Atlas California Municipal Bond Fund
--------------------------------------------------------------------
                                                           value
                                       face amount        (note 1)
                                       -----------      ------------
BONDS - 93.68%
  Anaheim Public Financing Authority,
   Lease Revenue Capital
   Appreciation, Series C, FSA
   Insured, 0% due 09/01/32..........  $5,000,000       $    660,200
  Anaheim Public Financing Authority,
   Lease Revenue Public Improvements
   Project, Series A, FSA Insured, 5%
   due 03/01/37......................   6,000,000          5,004,660

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Atlas California Municipal Bond Fund                     (continued)
--------------------------------------------------------------------
                                                           value
                                       face amount        (note 1)
                                       -----------      ------------
  Brea, Public Finance Authority
   Revenue Tax Allocation,
   Redevelopment Project AB,
   Unrefunded, Series A, MBIA
   Insured, 6.75% due 08/01/22.......  $  660,000       $    691,027
  Burbank, Glendale, Pasadena Airport
   Authority, Airport Revenue
   Refunding, AMBAC Insured, 6.40%
   due 06/01/10......................   2,000,000          2,075,480
  Central Coast Water Authority,
   Revenue Refunding, State Water
   Project, Regional Facilities,
   Series A, AMBAC Insured, 5% due
   10/01/22..........................   3,250,000          2,827,403
  Contra Costa Water District, Water
   Treatment Revenue Refunding,
   Series G, MBIA Insured, 5.90% due
   10/01/08..........................   3,600,000          3,788,204
  Elk Grove Unified School District,
   Special Tax Refunding, Community
   Facilities District 1, AMBAC
   Insured, 6.50% due 12/01/24.......   1,500,000          1,616,625
  Foothill/Eastern Corrider Agency,
   Toll Road Revenue, 5.750%
   01/15/40..........................   5,200,000          4,618,120
  Fresno Water System Revenue, Water
   Remediation Project, Series A,
   FGIC Insured, 7.50% due
   06/01/05..........................     715,000            803,138
  Kern High School District
   Refunding, MBIA Insured, Series
   1990-C, 6.25% due 08/01/12........   1,200,000          1,305,960
  Long Beach Harbor Revenue, AMT,
   MBIA Insured, 5.25% due
   05/15/25..........................   2,000,000          1,751,580
  Los Angeles, Harbor Development
   Revenue, 7.60% due 10/01/18.......     140,000            168,024
  Los Angeles, Wastewater System
   Revenue Refunding, Series A, MBIA
   Insured, 5.875% due 06/01/24......   2,250,000          2,222,573
   Series B, AMBAC Insured, 6.25% due
   06/01/12..........................   2,500,000          2,647,875
  Los Angeles County, Public Works
   Financing Authority, Lease Revenue
   Refunding, Series B, MBIA Insured,
   5.25% due 09/01/15................   1,000,000            951,710
  Los Angeles County, Transportation
   Commission, Sales Tax Revenue,
   Proposition C,
   Second Series A, MBIA Insured,
   6.25% due 07/01/13................   8,980,000          9,521,584
   Series B, AMBAC Insured, 6.50% due
   07/01/13..........................   1,750,000          1,829,975
  Los Angeles Department of Water and
   Power, Electric Plant Revenue,
   7.125% due 05/15/30...............   1,875,000          1,932,113
  MSR Public Power Agency, San Juan
   Project Revenue, Series E, MBIA
   Insured, 6.75% due 07/01/11.......   3,000,000          3,148,500
  Manhattan Beach Unified School
   District, Series A, FGIC Insured,
   0% due 09/01/16...................   2,690,000          1,004,258
  Marin Municipal Water District
   Water Revenue, MBIA Insured, 5.65%
   due 07/01/23......................   2,000,000          1,918,240
  Maritime Infrastructure Authority,
   Airport Revenue, San Diego
   University, Port District Airport,
   AMT, AMBAC Insured, 5% due
   11/01/20..........................   9,500,000          8,165,915

Atlas California Municipal Bond Fund                     (continued)
--------------------------------------------------------------------
                                                           value
                                       face amount        (note 1)
                                       -----------      ------------
  Metropolitan Water District,
   Southern California Waterworks
   Revenue, 5.50% due 07/01/19.......  $2,500,000       $  2,396,225
  Modesto Irrigation District, COP,
   Refunding and Capital Improvement,
   Series B, 5.30% due 07/01/22......   3,000,000          2,757,780
  Montebello, Unified School
   District, Capital Appreciation,
   FGIC Insured, 0% due 08/01/17.....   2,150,000            753,855
  Mountain View, Capital Improvements
   Financing Authority Revenue, City
   Hall Community Theatre, MBIA
   Insured, 6.25% due 08/01/12.......   1,500,000          1,563,135
  Natomas Unified School District
   ,1999 Refunding, MBIA Insured,
   5.95% due 09/01/21................   1,000,000          1,010,870
  New Haven Unified School District
   Refunding, MBIA Insured, 5.75% due
   08/01/11..........................     925,000            950,956
  Northern California Power Agency
   Public Power Revenue Refunding,
   Hydroelectric Project 1, Series A,
   AMBAC Insured, 7.50% due
   07/01/23..........................      50,000             58,973
   MBIA Insured, 6.25% due
   07/01/12..........................   1,500,000          1,576,950
  Oakland Building Authority Lease
   Revenue, Elihu M. Harris, Series
   A, AMBAC Insured, 5% due
   04/01/23..........................   2,330,000          2,018,735
  Orange County, Sanitation
   Districts, COP Numbers 1, 2, and
   3, Series B, FGIC Insured, 6% due
   08/01/16..........................   2,000,000          2,087,880
  Pacifica, COP, Street Improvement
   Project, 5.875% due 11/01/29......   1,105,000          1,077,883
  Palm Springs Financing Authority,
   Airport Passenger Facility Charge
   Revenue, FSA Insured, 5.125% due
   01/01/18..........................   1,000,000            888,350
  Palo Alto Unified School District,
   Series B, 5.375% due 08/01/18.....   1,250,000          1,179,150
  Pasadena, Electric Revenue, 4.75%
   due 08/01/24......................   1,000,000            821,470
  Puerto Rico Commonwealth, Highway &
   Transportation Revenue,
   Infrastructure, 5% due 07/01/28...   2,000,000          1,664,620
   Series A, 5% due 07/01/38.........   5,500,000          4,469,245
  Puerto Rico Commonwealth Refunding,
   5% due 07/01/27...................   1,000,000            834,530
  Puerto Rico Electric Power
   Authority, Power Revenue,
   Series EE, 4.75% due 07/01/24.....   1,000,000            805,670
   Series Z, 5.25% due 07/01/21......   2,000,000          1,782,520
  Puerto Rico Ports Authority,
   American Airlines, Series A, AMT,
   6.30% due 06/01/23................   1,800,000          1,751,598
  Sacramento Municipal Utility
   District, Electric Revenue
   Refunding, Series Z, FGIC Insured,
   6.45% due 07/01/10................   2,500,000          2,613,000
  San Bernardino County, COP, Medical
   Center Financing Project, 5% due
   08/01/28..........................   1,500,000          1,269,450
  San Bernardino County
   Transportation Authority Sales Tax
   Revenue, Series A, FGIC Insured,
   6% due 03/01/10...................   2,500,000          2,573,850

Statements of Investments in Securities and Net Assets         December 31, 1999
--------------------------------------------------------------------------------

Atlas California Municipal Bond Fund                     (continued)
--------------------------------------------------------------------
                                                           value
                                       face amount        (note 1)
                                       -----------      ------------
  San Diego, Public Safety
   Communication Project, 6.50% due
   07/15/09..........................  $1,525,000       $  1,687,672
  San Diego, Water Utility Fund Net
   System Revenue, COP, 4.75% due
   08/01/28..........................   1,000,000            809,410
  San Francisco City and County,
   Series 95 A & B, FGIC Insured,
   6.50% due 06/15/11................   2,220,000          2,287,688
   Series E, 5.50% due 06/15/13......   1,145,000          1,148,710
  San Francisco City and County
   Airport Commission, International
   Airport Revenue Prerefunding,
   Second Series,
   Issue 1, AMBAC Insured, 6.30% due
   05/01/11..........................   1,200,000          1,270,884
   Issue 1, AMBAC Insured, 6.50% due
   05/01/13..........................     800,000            850,768
  San Francisco City and County
   Airport Commission, International
   Airport Revenue Refunding, Second
   Series,
   Issue 17, FSA Insured, 4.75% due
   05/01/29..........................   2,500,000          2,018,350
   Issue 23B, FGIC Insured, 5% due
   05/01/24..........................   3,000,000          2,590,920
  San Francisco City and County
   Airport Commission, International
   Airport Revenue Unrefunding,
   Second Series,
   Issue 1, AMBAC Insured, 6.30% due
   05/01/11..........................   1,800,000          1,894,158
   Issue 1, AMBAC Insured, 6.50% due
   05/01/13..........................   1,200,000          1,266,456
  San Francisco City and County
   Public Utilities Commission Water
   Revenue Refunding, Series A, 6%
   due 11/01/15......................   1,000,000          1,008,690
  San Francisco City and County Sewer
   Revenue Refunding, AMBAC Insured,
   6% due 10/01/11...................   2,280,000          2,379,043
  San Joaquin Hills Transportation
   Corridor Agency, Toll Road
   Revenue,
   0%/7.40% due 01/01/07 (d).........   1,000,000            997,270
   0%/7.50% due 01/01/09 (d).........   1,000,000          1,027,670
  San Jose Redevelopment Agency Tax
   Allocation, Merged Area
   Redevelopment Project Refunding,
   MBIA Insured, 5% due 08/01/20.....   2,500,000          2,193,200
  San Mateo County, Joint Powers
   Authority, Lease Revenue Capital
   Projects, Series A, 5.125% due
   07/15/32..........................   2,145,000          1,841,783
  Santa Barbara, Revenue COP,
   Retirement Services, 5.75% due
   08/01/20..........................   2,000,000          1,952,760
  Santa Clara Electric Revenue, 1991,
   Series A, MBIA Insured, 6.25% due
   07/01/19..........................   3,750,000          3,923,813
  Santa Margarita, Dana Point
   Authority Revenue Refunding,
   Improvement District 3, 3A, 4 and
   4A, Series B, MBIA Insured,
   7.25% due 08/01/07................     500,000            571,370
   7.25% due 08/01/13................   2,000,000          2,357,040
  Saugus Unified School District,
   Series A, MBIA Insured, 5.65% due
   09/01/11..........................   2,035,000          2,084,491

Atlas California Municipal Bond Fund                     (continued)
--------------------------------------------------------------------
                                                           value
                                       face amount        (note 1)
                                       -----------      ------------
  South Whittier, Elementary School
   District, Capital Appreciation,
   Series A, FGIC Insured, 0% due
   08/01/13..........................  $  500,000       $    233,035
   Series A, FGIC Insured, 0% due
   08/01/14..........................     250,000            108,600
  Southern California Public Power
   Authority Power Project Revenue
   Refunding, Hydroelectric Hoover
   Uprating Project, Series A, 6.625%
   due 10/01/05......................     600,000            631,752
  Southern California Rapid Transit
   District, COP, Workers
   Compensation Fund, MBIA Insured,
   6% due 07/01/10...................   1,000,000          1,041,930
  State, Refunding,
   5% due 10/01/23...................   2,000,000          1,721,240
   Series BH, AMT, 5.60% due
   12/01/32..........................   1,000,000            909,270
  State Department of Water Resources
   Central Valley Project Revenue,
   Series J-2, 6.125% due 12/01/13...   2,225,000          2,281,003
   Series J-3, Prerefunded, 5.50% due
   12/01/23..........................     810,000            822,855
   Series J-3, Unrefunded, 5.50% due
   12/01/23..........................   2,190,000          2,049,117
   Series O, 5% due 12/01/15.........   2,000,000          1,846,820
  State Educational Facilities
   Authority Revenue Refunding,
   Los Angeles College Chiropractic,
   5.60% due 11/01/17................   1,810,000          1,669,417
   Loyola Marymount University, MBIA
   Insured, 5% due 10/01/22..........     700,000            608,202
   Pepperdine University, MBIA
   Insured, 6.10% due 03/15/14.......   2,595,000          2,670,177
   Santa Clara University, MBIA
   Insured, 5.75% due 09/01/18.......   3,255,000          3,225,314
   University of Southern California,
   Series C, 5.125% due 10/01/28.....   1,000,000            866,180
  State Health Facilities Financing
   Authority Revenue Refunding,
   Scripps Health, Series C, MBIA
   Insured, 5% due 10/01/22..........     500,000            432,220
   Stanford Health Care, Series A,
   FSA Insured, 5% due 11/15/28......   1,000,000            845,590
  State Housing Finance Agency
   Revenue Home Mortgage,
   Multi-Family Program, Series B,
   AMT, AMBAC Insured, 6.05% due
   08/01/16..........................   2,000,000          2,003,860
   Series B, AMT, AMBAC Insured,
   5.25% due 02/01/28................   2,000,000          1,736,720
   Series H, AMT, 6.15% due
   08/01/16..........................   2,020,000          2,031,898
   Series I, AMT, MBIA Insured, 5.65%
   due 08/01/17......................   2,400,000          2,301,840
   Series K, MBIA Insured, 6.15% due
   08/01/16..........................   3,000,000          3,021,660
   Series L, AMT, MBIA Insured, 5.55%
   due 08/01/05......................     300,000            304,059
   Series Q, MBIA Insured, 5.85% due
   08/01/16..........................   1,000,000          1,004,310

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Atlas California Municipal Bond Fund                     (continued)
--------------------------------------------------------------------
                                                           value
                                       face amount        (note 1)
                                       -----------      ------------
  State Pollution Control Financing
   Authority, Pollution Control
   Revenue, MBIA Insured, Pacific Gas
   & Electric Co., Series B, AMT,
   5.85% due 12/01/23................  $2,000,000       $  1,930,080
  State Public Works Board, Lease
   Revenue, AMBAC Insured, Various
   University of California Projects,
   Series C, 5.125% due 09/01/22.....   1,475,000          1,307,765
  State Rural Home Mortgage Finance
   Authority, Single Family Revenue
   Refunding, Series C, AMT, 7.50%
   due 08/01/27......................     880,000            961,796
  Statewide Communities Development
   Authority,
   COP, 6% due 08/01/28..............   2,000,000          1,816,100
   Lease Revenue, United Airlines,
   AMT, Series A, 5.70% due
   10/01/33..........................   4,000,000          3,410,960
   Multi-Family Revenue, Archstone/
   LeClub-G, 5.30% due 06/01/29......   2,000,000          1,932,740
   Residential-B, 5.20% due
   12/01/29..........................   2,500,000          2,376,225
  Stockton Health Facilities Revenue,
   Dameron Hospital, Series A, 5.70%
   due 12/01/14......................     200,000            181,044
  Truckee, Donner Public Utility
   District, COP, Water System
   Improvement Project, MBIA Insured,
   6.75% due 11/15/21................   1,000,000          1,061,460
  Turlock Irrigation District Revenue
   Refunding, Series A, MBIA Insured,
   6% due 01/01/10...................   1,000,000          1,073,060
  Upland, COP, San Antonio Community
   Hospital, 5% due 01/01/18.........   3,195,000          2,640,604
  Vallejo Revenue Water Improvement
   Project, Series B, FGIC Insured,
   6.50% due 11/01/14................   4,000,000          4,331,120
  Virgin Islands Public Financing
   Authority Revenue, Series A,
   6.125% due 10/01/29...............   2,000,000          1,929,580
  Westside Unified School District
   Refunding, Series C, AMBAC
   Insured, 6% due 08/01/14..........     300,000            318,303
                                                          ----------
  Total Bonds (cost: $194,794,186)                       191,359,911
                                                          ----------
VARIABLE RATE DEMAND NOTES* - 4.80%
  Irvine Improvement Bond ACT 1915,
   Assessment District No. 94-15
   Revenue, 4.20% due 09/02/20.......     400,000            400,000
   Assessment District No. 94-13
   Special Assessment, 4.20% due
   09/02/22..........................     700,000            700,000
  Irvine Ranch Water District Numbers
   105, 140, 240 & 250 General
   Obligation Unlimited, 4.30% due
   01/01/21..........................   1,000,000          1,000,000
  State Pollution Control Financing
   Authority, Pollution Control
   Revenue, Exxon Project, 4.30% due
   12/01/12..........................     500,000            500,000
   Pacific Gas & Electric Corp.,
   4.05% due 11/01/26................   2,700,000          2,700,000
   Shell Oil Co., Series B, 4.20% due
   10/01/11..........................     200,000            200,000
  Statewide Communities Development
   Authority, COP, 4.25% due
   4/01/28...........................   2,200,000          2,200,000

Atlas California Municipal Bond Fund                     (continued)
--------------------------------------------------------------------
                                                           value
                                       face amount        (note 1)
                                       -----------      ------------
  Statewide Development Authority,
   COP, John Muir/Mt. Diablo Health,
   4.25% due 08/15/27................  $2,100,000       $  2,100,000
                                                          ----------
  Total Variable Rate Demand Notes (cost:
    $9,800,000)                                            9,800,000
                                                          ----------
TOTAL SECURITIES (COST: $204,594,186) - 98.48%           201,159,911
OTHER ASSETS AND LIABILITIES, NET - 1.52%                  3,095,983
                                                          ----------
NET ASSETS - 100.00%                                    $204,255,894
                                                          ----------
                                                          ----------

Atlas National Municipal Bond Fund
--------------------------------------------------------------------
                                                           value
                                       face amount        (note 1)
                                       -----------      ------------
BONDS - 90.38%
  Alabama State Docks Department,
   Docks Facilities Revenue, AMT,
   MBIA Insured, 6.10% due
   10/01/13..........................  $1,000,000       $  1,023,700
  Anchorage, Alaska, Electric Utility
   Revenue Refunding, Senior Lien,
   MBIA Insured, 8% due 12/01/10.....     985,000          1,191,456
  Birmingham, Michigan, City School
   District, FSA Insured, 4.75% due
   11/01/24..........................   2,000,000          1,619,640
  California State Public Works
   Board, Lease Revenue, Department
   of Corrections, California State
   Prison, Series B, MBIA Insured,
   5.375% due 12/01/19...............   1,150,000          1,074,641
  Central Coast Water Authority,
   California Revenue Refunding State
   Water Project, Chicago, Illinois,
   Metropolitan Water Reclamation
   District, Greater Chicago Capital
   Improvement, 7.25% due 12/01/12...   1,500,000          1,754,055
  Chicago, Illinois, Park District
   Aquarium & Museum, Series B, 6.50%
   due 11/15/13......................   1,500,000          1,630,590
  Chicago, Illinois, Public Building
   Commission Mortgage Revenue, Board
   of Education, Series A, MBIA
   Insured, 7.125% due 01/01/15......     125,000            127,793
  Cleveland, Ohio, Waterworks Revenue
   First Mortgage Refunding, Series
   F-92B, AMBAC Insured, 6.25% due
   01/01/16..........................   1,000,000          1,021,360
  Colorado, Housing Finance
   Authority, Single Family Program,
   Senior Series A-1, AMT, 7.40% due
   11/01/27..........................     785,000            845,319
  Colorado, Public Highway Authority,
   E-470, Capital Appreciation,
   Series B, MBIA Insured, 0% due
   09/01/21..........................   2,000,000            516,180
  Colorado Springs, Colorado,
   Utilities Revenue Refunding,
   Series A, 6.50% due 11/15/15......   2,000,000          2,098,480
  Cook County, Illinois, MBIA
   Insured, 7.25% due 11/01/07.......     620,000            701,846

Statements of Investments in Securities and Net Assets         December 31, 1999
--------------------------------------------------------------------------------

Atlas National Municipal Bond Fund                       (continued)
--------------------------------------------------------------------
                                                           value
                                       face amount        (note 1)
                                       -----------      ------------
  Dallas, Fort Worth, Texas,
   International Airport Facility
   Improvement, American Airlines,
   AMT, 6.375% due 05/01/35..........  $1,000,000       $    937,580
  Delaware Valley, Pennsylvania,
   Regional Financing Authority,
   Local Government Revenue, Series
   A, AMBAC Insured, 5.50% due
   08/01/28..........................   1,000,000            928,390
  Foothill/Eastern Corridor Agency,
   California, Toll Road Revenue,
   5.75% due 01/15/40................   1,000,000            888,100
  Harris County, Texas, Toll Road,
   Senior Lien, FGIC Insured, 5.375%
   due 08/15/20......................   1,000,000            910,040
  Illinois Health Facilities
   Authority Revenue Refunding,
   Northwestern Medical Facilities
   Foundation, MBIA Insured, 5.125%
   due 11/15/28......................   1,000,000            825,220
   Sherman Hospital Project, MBIA
   Insured, 6.75% due 08/01/11.......   1,000,000          1,051,970
  Indiana State Office Building
   Commission, Capital Complex
   Revenue, Senate Avenue Parking,
   Series A, MBIA Insured, 7.25% due
   07/01/12..........................      50,000             51,770
  Indianapolis, Indiana, Airport
   Authority Revenue, Special
   Facilities, Federal Express Corp.,
   AMT, 7.10% due 01/15/17...........     500,000            516,425
  Jones County, Mississippi Hospital
   Revenue, South Central Regional
   Medical Center, 5.50% due
   12/01/17..........................   1,000,000            863,670
  Kansas City, Kansas, Utility System
   Revenue Refunding and Improvement,
   FGIC Insured, 6.375% due
   09/01/23..........................   1,010,000          1,021,726
  Kern, California, High School
   District, Series 1990-C Election,
   MBIA Insured, 6.25% due
   08/01/10..........................     545,000            597,614
  Lakota, Ohio, Local School
   District, AMBAC Insured, 7% due
   12/01/09..........................   1,740,000          1,986,123
  Louisiana Public Facilities
   Authority Hospital Revenue, Touro
   Infirmary Project-Series A,
   5.50% due 08/15/29................   1,000,000            848,720
   5.625% due 08/15/29...............   1,000,000            826,930
  Maine State Housing Authority
   Mortgage Purchase, Series A-1,
   AMT, AMBAC Insured, 6.40% due
   11/15/14..........................   1,400,000          1,410,682
  Maricopa County, Arizona, Unified
   School District 69, Paradise
   Valley Refunding, MBIA Insured,
   6.35% due 07/01/10................     600,000            652,758
  Massachusetts State Health and
   Educational Facilities Authority
   Revenue, Northeastern University,
   Series E, MBIA Insured, 6.55% due
   10/01/22..........................     500,000            514,940
  Massachusetts State Industrial
   Financing Agency Revenue,
   Wentworth Institute of Technology,
   5.65% due 10/01/18................     500,000            455,980

Atlas National Municipal Bond Fund                       (continued)
--------------------------------------------------------------------
                                                           value
                                       face amount        (note 1)
                                       -----------      ------------
  Metropolitan Pier & Exposition
   Authority, Illinois, Dedicated
   State Tax Revenue, McCormick Place
   Expansion Project,
   Capital Appreciation, FGIC
   Insured, 0.00% due 06/15/29.......  $4,000,000       $    621,880
   Prerefunded, Series A, 7.25% due
   06/15/05..........................      35,000             38,666
   Prerefunded, Series A, 7.25% due
   06/15/05..........................     105,000            116,631
   Unrefunded, Series A, 7.25% due
   06/15/05..........................     110,000            121,092
  Metropolitan Transportation
   Authority, New York,
   Transportation Facilities Revenue,
   Series 8, 5.375% due 07/01/21.....   1,000,000            889,710
  Michigan State University Revenue,
   Series A, 6.125% due 08/15/08.....     500,000            522,030
  Mississippi Higher Education
   Assistance Corp., Student Loan
   Revenue, Series C, AMT, 6.05% due
   09/01/07..........................     625,000            627,375
  Nevada Housing Division, Single
   Family Mortgage, Series C, AMT,
   6.60% due 04/01/14................     910,000            917,353
  New York City, New York, Industrial
   Development Authority, Special
   Facilities, United Airlines, Inc.,
   AMT, 5.65% due 10/01/32...........   1,000,000            861,270
  New York City, New York, Municipal
   Water Finance Authority,
   Series F, 6% due 08/01/11.........     500,000            515,170
   Series I, 5.875% due 03/15/14.....     500,000            501,075
   Series L, 5.75% due 08/01/12......     500,000            504,000
  New York State Dormitory Authority
   Revenue, Pooled Capital Program,
   FGIC Insured, 7.80% due
   12/01/05..........................      25,000             25,705
  New York State Highway Authority,
   Service Contract Revenue, Local
   Highway and Building, 5% due
   04/01/17..........................   1,000,000            867,180
  New York State Urban Development
   Corp. Revenue, Correctional
   Facilities, Series A, 5.50% due
   01/01/16..........................   1,000,000            936,340
  Northern California Power Agency,
   Public Power Revenue Refunding,
   Hydroelectric Project 1, Series A,
   MBIA Insured, 6.25% due
   07/01/12..........................     750,000            788,475
  Philadelphia, Authority for
   Industrial Development Revenue,
   Franklin Institute Project, 5.20%
   due 06/15/26......................   1,000,000            821,080
  Pinal County, Arizona, Unified
   School District 43, Apache JCT,
   Series A, FGIC Insured, 6.80% due
   07/01/09..........................     425,000            476,523
  Puerto Rico Electric Power
   Authority, Power Revenue, Series
   Z, 5.25% due 07/01/21.............   1,000,000            891,260
  Sacramento, California, Municipal
   Utility District Electric Revenue
   Refunding, Series Z, FGIC Insured,
   6.45% due 07/01/10................     600,000            627,120
  Salt Lake City, Utah, Hospital
   Revenue, IHC Hospitals, Inc.,
   6.25% 02/15/23....................   1,500,000          1,476,450

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Atlas National Municipal Bond Fund                        (continued)
---------------------------------------------------------------------
                                                            value
                                        face amount        (note 1)
                                        -----------      ------------
  Superior, Wisconsin, Limited
   Obligation Revenue Refunding,
   Midwest Energy Resources, Series E,
   FGIC Insured, 6.90% due 08/01/21...  $  500,000       $    553,380
  Tallassee, Alabama, Industrial
   Development Board Revenue
   Refunding, Dow United Technologies
   Corp., Series B, 6.10% due
   08/01/14...........................   1,000,000          1,071,030
  Texas Health Facilities Development
   Corp., Hospital Revenue, Cook-Fort
   Worth Children's Center Refunding,
   FGIC Insured, 6.25% due 12/01/12...   1,000,000          1,059,770
  Tulsa, Oklahoma, Airport
   Transportation Revenue, American
   Airlines, Inc., AMT, 7.375% due
   12/01/20...........................   2,000,000          2,061,100
  Utah State Board of Regents Student
   Loan Revenue, Series N, AMT, AMBAC
   Insured, 5.90% due 11/01/07........   1,000,000          1,030,930
  Vermont Educational & Health
   Buildings Financing Agency, Norwich
   University Project, 5.50% due
   07/01/21...........................   1,000,000            890,330
  Washington State Public Power Supply
   System Refunding Revenue, Nuclear
   Project 2,
   Series A, 7.25% due 07/01/06.......     500,000            556,215
   Series B, 7% due 07/01/12..........     140,000            144,768
  West Virginia School Building
   Authority Revenue, Series A, MBIA
   Insured, 7.25% due 07/01/15........      50,000             51,772
  Wisconsin State Health and
   Educational Facilities Authority
   Revenue,
   Aurora Medical Group, Inc. Project,
   FSA Insured,
   5.75% due 11/15/07.................     500,000            516,990
   6% due 11/15/10....................   1,000,000          1,043,850
                                                           ----------
  Total Bonds (cost: $51,654,627)                          51,020,218
                                                           ----------
VARIABLE RATE DEMAND NOTES* - 8.50%
  California Statewide Communities
   Development Authority, COP, MBIA
   Insured, 4.25% due 04/01/28........     900,000            900,000
  Farmington, New Mexico, Pollution
   Control Revenue, Arizona Public
   Service Co., Series B, 4.70% due
   09/01/24...........................     300,000            300,000
  Grand Forks, North Dakota, Hospital
   Facilities Revenue, United Hospital
   Facilities Obligated Group Project,
   4.80% due 12/01/16.................   1,000,000          1,000,000
  Lincoln County, Wyoming, Pollution
   Control Revenue, Exxon Project,
   Series D, 4.70% due 11/01/14.......     200,000            200,000
  Long Island Power Authority, New
   York Electric System Revenue,
   Series 6, 4.75% due 05/01/33.......   1,500,000          1,500,000

Atlas National Municipal Bond Fund                       (continued)
--------------------------------------------------------------------
                                                           value
                                       face amount        (note 1)
                                       -----------      ------------
  Metropolitan Nashville Airport
   Authority, Special Facilities
   Revenue, American Airlines
   Project, Series A, 4.80% due
   10/01/12..........................  $  800,000       $    800,000
  North Central Texas, Health
   Facilities Development Corp.
   Revenue, Presbyterian Medical
   Center, Series C, MBIA Insured,
   4.80% due 12/01/15................     100,000            100,000
                                                          ----------
  Total Variable Rate Demand Notes (cost
    $4,800,000)                                            4,800,000
                                                          ----------
TOTAL SECURITIES (COST: $56,454,627) - 98.88%             55,820,218
OTHER ASSETS AND LIABILITIES, NET - 1.12%                    633,613
                                                          ----------
NET ASSETS - 100.00%                                    $ 56,453,831
                                                          ----------
                                                          ----------

Atlas Strategic Income Fund
---------------------------------------------------------------------
                                        face amount          value
                                        or units (j)       (note 1)
                                        -----------         ---------
MORTGAGE-BACKED OBLIGATIONS - 23.40%
  Commercial - 2.94%
   Asset Securitization Corp.,
   Commercial Sub. Bonds, Series
   1997-D5, Cl. B2, 6.93% due
   02/14/41...........................  $   400,000       $   256,250
   First Chicago/Lennar Trust,
   Commercial Collateral Strip
   Interest, Series 1997-CHL1, Cl. D,
   8.13% due 05/29/08 (a)(c)(f).......      100,000            68,688
   Cl. E, 8.13% due 02/28/11
   (a)(c)(f)..........................      150,000            86,109
   GMAC Commercial Mortgage
   Securities, Inc., Series 1997-C1,
   Cl. G, 7.414% due 09/30/06.........      120,000            84,488
   Cl. X, Interest-Only Stripped
   Mortgage-Backed Security, 1.6287%
   due 07/15/27 (g)...................      975,000            73,430
   GMAC Commercial Mortgage
   Securities, Inc., Series 1997-C2,
   Cl. F, 6.75% due 04/16/29..........      100,000            59,594
   Morgan Stanley Capital I, Inc.,
   Commercial Sub. Bonds,
   Series 1997-HF1, Cl. F, 6.86% due
   02/15/10 (a)(c)(f).................       50,000            38,281
   Series 1997-RR, Cl. D, 7.74% due
   04/30/39 (a)(c)(f).................      200,000           140,500
   Series 1997-RR, Cl. E, 7.67% due
   04/30/39 (a)(c)(f).................       75,000            48,445
   Series 1997-RR, Cl. F, 7.74% due
   04/30/39 (a)(c)(f).................      175,000            89,305
   Series 1997-XL1, Cl. G, 7.70% due
   10/03/30 (a)(c)(f).................       60,000            48,572
   NC Finance Trust, Series 1999-I,
   Cl. ECFD, 8.75% due 01/25/29.......      162,365           157,748
   Nykredit AS, 7% Mortgage-Backed
   Security, Series ANNI, due 10/01/29
   (DKK)..............................    1,658,000           220,416

Statements of Investments in Securities and Net Assets         December 31, 1999
--------------------------------------------------------------------------------

Atlas Strategic Income Fund                               (continued)
---------------------------------------------------------------------
                                        face amount          value
                                        or units (j)       (note 1)
                                        -----------         ---------
   Residential Asset Securitization
   Trust, Series 1997-A2, Cl. A8,
   7.75% due 04/25/27.................  $   500,000       $   492,880
   Salomon Brothers, Inc., Commercial
   Mortgage Pass-Through Certificates,
   Series 1998-1A, 5% due 12/15/00
   (f)................................       37,940            36,509
   Salomon Brothers Mortgage
   Securities VII, Series 1996-C1, Cl.
   F, 9.18% due 02/20/26..............      250,000           184,766
   Structured Asset Securities Corp.,
   Commercial Mtg. Pass-Through
   Certificates, Series 1997-LL1, Cl.
   F, 7.30% due 04/12/12 (a)(f).......       50,000            41,531
  Government Agency - 20.06%
   Federal Home Loan Mortgage Corp.,
   Interest-Only Stripped
   Mortgage-Backed Security, Series
   194, 6.50% due 04/01/28 (g)........    5,346,899         1,782,223
   Series 151, Cl. F, 9% due 05/15/21
   (g)................................      257,784           265,450
   Federal National Mortgage
   Association, Collateralized
   Mortgage Obligations, Gtd. Real
   Estate Mortgage Investment Conduit
   Pass-Through Certificates, Series
   1993-202, Class PH, 6.50% due
   02/25/22...........................    1,000,000           973,180
   Federal National Mortgage
   Association, Interest-Only Stripped
   Mortgage-Backed Security, Series
   294, Class 2, 7% due 02/01/28
   (g)................................    1,515,511           490,667
   Federal National Mortgage
   Association, 6.50% due 05/01/29....      388,878           366,393
   7% due 07/01/26....................      441,251           426,893
   7% due 01/01/28....................    1,033,222           999,279
   7% due 01/01/27....................    1,600,000         1,545,101
   7.50% due 01/15/27.................      800,000           764,700
   Government National Mortgage
   Association,
   7% due 03/15/28....................    2,684,620         2,592,323
   7% due 03/15/28....................      552,212           533,227
   7% due 03/15/28....................      863,955           834,252
   7% due 07/15/28....................      846,289           836,768
   7.50% due 08/16/28.................    2,144,000         2,133,280
  Multi-Family - .40%
   Criimi Mae, Inc., Trust I, Series
   1996-C1, Cl. A2, 7.56% due 06/30/33
   (a)................................      100,000            93,063
   Mortgage Capital Funding, Inc.,
   Multi-family Mtg. Pass-Through
   Certificates, Series 1996-MC1, Cl.
   G, 7.15% due 06/15/06 (a)..........      250,000           201,570
                                                            ---------
  Total Mortgage-Backed Obligations (cost:
   $17,695,296)                                            16,965,881
                                                            ---------
U.S. GOVERNMENT OBLIGATIONS - 10.39%
  U.S. Treasury Bonds:
   6.50% due 11/15/26.................      542,000           528,281
   8.125% due 08/15/21................      235,000           269,663
   11.875% due 11/15/03 (o)...........      650,000           767,406
  U.S. Treasury Notes:
   5.50% due 01/31/03 (k)(l)..........    3,315,000         3,236,269
   6% due 08/15/09 (o)................      830,000           804,063
   7% due 07/15/06 (o)................      578,000           592,089

Atlas Strategic Income Fund                               (continued)
---------------------------------------------------------------------
                                        face amount          value
                                        or units (j)       (note 1)
                                        -----------         ---------
  U.S. Treasury Strips:
   Principal, 6.57% due 05/15/05
   (m)(n).............................  $   924,000       $   652,177
   6.85% due 02/15/19 (m)(n)..........    2,500,000           684,773
                                                            ---------
  Total U.S. Government Obligations (cost:
   $7,929,920)                                              7,534,721
                                                            ---------
FOREIGN GOVERNMENT
  OBLIGATIONS - 16.98%
  Argentina - 1.89%
   Argentina (Republic of), Bonos de
   Consolidacion de Deudas, Series
   Previs 2, 5.62% Bonds due 04/01/01
   (c)................................        6,662             2,688
   City of Buenos Aires, Series 3,
   10.50% Notes due 05/28/04 (ARP)....       40,000            33,205
   Global Bonds, 12.125% due
   02/25/19...........................       42,000            44,310
   Notes, 11.75% due 02/12/07 (ARP)...      110,000           100,114
   Series BGL5, 11.375% Unsec. Unsub.
   Notes due 01/30/17.................      215,000           213,925
   Series FRB, 6.81% Debentures due
   03/31/05 (c).......................      105,600            95,568
   Series Pro1, 2.87% Bonds due
   04/01/07 (ARP) (c).................      339,245           235,130
   Series XW, 11% Bonds due
   12/04/05...........................      420,000           413,700
   Unsec. Unsub. Notes, 8.75% due
   07/10/02 (ARP).....................      260,000           234,033
  Australia - .08%
   Australian Postal Corp., 6% Unsec.
   Notes due 03/25/09 (AUD)...........      100,000            58,921
  Brazil - 1.74%
   Brazil (Federal Republic of),
   Capitalization Bonds, 20 years, 8%
   due 04/15/14 (c)...................      468,299           350,054
   Capitalization Bonds, 20 years,
   7.08% due 04/15/14 (c).............        2,966             2,217
   Series L, 11.625% Bonds due
   04/15/04...........................      165,000           165,000
   Unsec. Global Bonds, 10.125% due
   05/15/27...........................       96,000            82,080
   15 Year New Money Bonds, 7% due
   04/15/09 (c).......................      281,000           224,800
   18 Year Debt Conversion Bonds,
   Bearer, Series L, 7% due 04/15/12
   (c)................................      337,000           250,223
   18 Year Debt Conversion Bonds,
   Registered, Series L, 5.94% due
   04/15/12 (c).......................      250,000           185,625
  Bulgaria - .59%
   Bulgaria (Republic of), Discount
   Bonds, 6.50% due 07/28/24 (e)......      430,000           343,463
   Front-Loaded Interest Reduction
   Bearer Bonds, Tranche A, 2.75% due
   07/28/12 (e).......................       70,000            50,400
   Past Due Interest Bonds, 6.50%
   Debentures due 07/28/11 (c)........       40,000            31,500
  Canada - .28%
   Canada (Government of) Bonds,
   Series A57, 7.25% due 06/01/03
   (CAD)..............................      290,000           205,958
  Colombia - .32%
   Colombia (Republic of), Series NOV,
   9.75% Bonds due 04/23/09...........      240,000           229,500
  Finland - .27%
   Finland (Government of), 9.50%
   Bonds due 03/15/04 (EUR)...........      168,187           197,079

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Atlas Strategic Income Fund                               (continued)
---------------------------------------------------------------------
                                        face amount          value
                                        or units (j)       (note 1)
                                        -----------         ---------
   France (Government of) O.A.T.,
   5.50% Bonds due 10/25/07 (EUR).....  $   155,569       $   158,599
  Germany - .18%
   Germany (Government of), 6.75% due
   05/13/04 (EUR).....................      120,000           129,057
  Great Britain - .70%
   United Kingdom Treasuries, 8% due
   06/10/03 (GBP).....................      300,000           508,409
  Greece - .25%
   Hellenic Republic, 8.60% Bonds due
   03/26/08 (GRD).....................   53,300,000           183,299
  Hungary - .31%
   Hungary (Government of) Bonds,
   13.50% due 06/12/01 (HUF)..........   55,380,000           224,118
  Indonesia - .08%
   Indonesia (Republic of), 7.75%
   Unsec. Bonds due 08/01/06..........       70,000            58,906
  Italy - 1.29%
   Italy (Republic of) Treasury Bonds,
   Buoni del Tesoro Poliennali, 6% due
   11/01/07 (EUR).....................      135,000           139,016
   8.50% due 01/01/04 (EUR)...........      487,063           537,002
   8.75% due 07/01/06 (EUR)...........      197,721           233,774
   10.50% due 04/01/05 (EUR)..........       20,658            25,641
  Ivory Coast - .09%
   Ivory Coast (Government of) Past
   Due Interest, 2% Bonds due 03/29/18
   (a)(e).............................      135,713            35,623
   2% Bonds due 03/29/18 (e)..........      134,000            28,810
  Japan - .59%
   Japan (Government of), Ten Year
   Issue, Series 137, 6.50% Bonds due
   03/20/01 (JPY).....................   41,000,000           430,664
  Jordan - .01%
   Hashemite (Kingdom of Jordan)
   Bonds, Series DEF, 6% due 12/23/23
   (e)................................       10,000             6,625
  Mexico - 2.51%
   United Mexican States Bonds,
   6.63% due 12/31/19.................    1,990,000           238,500
   11.375% due 09/15/16...............      850,000           955,400
   11.50% due 05/15/26................      130,000           154,336
   United Mexican States
   Collateralized Fixed Rate Par
   Bonds,
   Series B, 6.25% due 12/31/19.......      250,000           196,250
   Series W-A, 6.25% due 12/31/19.....      350,000           274,750
  Nigeria - .16%
   Nigeria (Federal Republic of)
   Promissory Notes, 5.09% due
   01/05/10 (e).......................      295,634           112,341
  Norway - .86%
   Norway (Government of), 9.50% Bonds
   due 10/31/02 (NOK).................    4,600,000           622,996
  Panama - .42%
   Panama (Republic of), Interest
   Reduction Bonds, 18 years, 4.25%
   due 07/17/14 (e)...................      248,000           194,293
   Past Due Interest, 20 years, 5.82%
   Debentures due 07/17/16 (c)........      144,166           113,351

Atlas Strategic Income Fund                               (continued)
---------------------------------------------------------------------
                                        face amount          value
                                        or units (j)       (note 1)
                                        -----------         ---------
  Peru - .69%
   Peru (Republic of), Past Due
   Interest, 4.50% Bonds due 03/07/17
   (e)................................  $   200,000       $   137,500
   Zero Coupon, Sr. Notes due
   02/28/16...........................      761,786           360,858
  Poland - .75%
   Poland (Republic of) Bonds, Series
   0601, 12% due 06/12/01 (PLZ).......      916,000           213,261
   Series 1000, 13% due 10/12/00
   (PLZ)..............................    1,128,000           265,728
   Series 1003, 12% due 10/12/03
   (PLZ)..............................      270,000            63,905
  Russia - 1.05%
   Russia (Government of), Interest
   Notes, Series US, 6.06% debentures
   due 12/15/15 (b)(c)................        2,017               361
   Principal Loans Debentures, 24
   Years, 6.91% due 12/15/20 (b)(c)...    1,330,000           209,475
   Russian Federation, 8.75% Unsub.
   Bonds due 07/24/05.................      350,000           210,438
   Russian Federation, 11% Unsec.
   Unsub. Bonds due 07/24/18..........      151,000            87,580
   Russian Federation, Registered,
   11.75% Sr. Unsec. Unsub. Bonds due
   06/10/03...........................      206,000           158,620
   Russian Federation, Registered,
   12.75% Unsec. Unsub. Bonds due
   06/24/28...........................      143,000            93,665
  South Africa - .44%
   South Africa (Republic of), Series
   153, 13% Bonds due 08/31/10
   (ZAR)..............................    2,061,000           322,075
  Spain - .17%
   Spain (Kingdom of), 4.50% Bonds due
   07/30/04 (EUR).....................      105,877           104,214
   6% Bonds due 01/31/08 (EUR)........       19,232            19,887
  Turkey - .18%
   Turkey (Republic of), 12.375%
   Unsec. Sr. Unsub. Bonds due
   06/15/09...........................      125,000           134,063
  Venezuela - .85%
   Venezuela (Republic of), 7%
   Debentures due 12/18/07 (c)........      190,475           150,138
   9.25% Unsec. Bonds due 09/15/27....      648,000           427,680
   13.625% Bonds due 08/15/18.........       40,000            36,041
  Vietnam - .01%
   Vietnam (Government of), 3% Par
   Bonds due 03/12/28 (f).............       12,000             3,960
                                                            ---------
  Total Foreign Government Obligations
   (cost: $12,415,511)                                     12,310,702
                                                            ---------
LOAN PARTICIPATIONS - .55%
   Algeria Trust I Loan Participation
   Agreement, 6.69% due 09/04/06
   (f)................................       16,000            12,320
   Algeria Trust III Loan
   Participation Agreement, 1.06% due
   03/04/10 (JPY) (f).................   16,018,000            80,713
   6.81% due 03/04/10 (f).............      121,000            85,910
   Central Bank Asia Loan
   Participation Agreement, Series 4,
   Gtd. 8.625% Notes due 08/25/02
   (f)................................       70,000            61,250

Statements of Investments in Securities and Net Assets         December 31, 1999
--------------------------------------------------------------------------------

Atlas Strategic Income Fund                               (continued)
---------------------------------------------------------------------
                                        face amount          value
                                        or units (j)       (note 1)
                                        -----------         ---------
    Participation Agreement, Tranche
    A, 6.84% due 01/01/09 (c)(f)......  $   132,857       $   119,571
    Tranche B, 6.83% due 01/01/04
      (c)(f)..........................       40,000            38,100
                                                            ---------
  Total Loan Participations (cost:
   $344,314)..........................                        397,864
                                                            ---------
CORPORATE BONDS AND NOTES - 44.01%
  Aerospace - .23%
   Fairchild Corp. (The), Cl. A,
   10.75% Sr. Sub. Notes due
   04/15/09...........................      150,000           127,313
   Greater Toronto Airport, 5.40%
   Debentures due 12/03/02 (CAD)......       55,000            36,907
  Air Travel - .39%
   Amtran, Inc., 10.50 Sr. Notes due
   08/01/04 (a).......................      100,000           100,000
   Atlas Air, Inc., 9.375% Sr. Notes
   due 11/15/06.......................       50,000            48,250
   10.75% Sr. Notes due 08/01/05......       50,000            51,000
   Trans World Airlines, Inc., 11.50%
   Sr. Sec. Notes due 12/15/04........      125,000            80,469
  Apparel & Textiles - .21%
   Indorayon International Finance Co.
   BV, 10% Gtd. Unsec. Unsub. Notes
   due 03/29/01 (b)(f)................      100,000            20,000
   Panolam Industries International,
   11.50% Sr. Sub. Notes due 02/15/09
   (a)................................       50,000            50,875
   Unifrax Investment Corp., 10.50%
   Sr. Notes due 11/01/03.............       50,000            49,063
   William Carter Co., 10.375% Sr.
   Sub. Notes due 12/01/06............       35,000            31,500
  Automotive - .79%
   Collins & Aikman Products Co.,
   11.50% Gtd. Sr. Sub. Notes due
   04/15/06...........................       50,000            49,625
   Hayes Wheels International, Inc.,
   Series B, 9.125% Sr. Sub. Notes due
   07/15/07...........................       50,000            48,875
   11% Unsec. Sr. Sub. Notes due
   07/15/06...........................      100,000           104,500
   HDA Parts System, Inc., 12% Sr.
   Sub. Notes due 08/01/05............      200,000           182,000
   Oxford Automotive, Inc., 10.125%
   Sr. Sub. Notes due 06/15/07 (f)....      200,000           188,000
  Banks - 2.96%
   Allgemeine HypothekenBank AG,
   Series 501, 5% Sec. Bonds due
   09/02/09 (EUR).....................      200,000           189,779
   Bayerische Vereinsbank, Series 661,
   5% Sec. Bonds due 07/28/04 (EUR)...       76,477            76,376
   DePfa Deutsche Pfandbriefbank AG,
   5.50% Sec. Global Bonds due
   01/15/10 (EUR).....................      140,000           137,747
   Export Credit Bank of Turkey, 7.56%
   due 08/18/00 (c)(f)................      250,000           244,790
   Financiera Energetica Nacional,
   9.375% Unsec. Unsub. Notes due
   06/15/06 (a).......................      100,000            84,481
   Hypothekenbank In Essen AG,
   Registered, 3.50% Sec. Global Bonds
   due 03/17/04 (EUR).................    1,110,000         1,047,235
   Industrial Bank of Japan Preferred
   Capital Co. (The) LLC, 8.79% Bonds
   due 12/29/49 (a)(c)................      125,000           115,877

Atlas Strategic Income Fund                               (continued)
---------------------------------------------------------------------
                                        face amount          value
                                        or units (j)       (note 1)
                                        -----------         ---------
   Ongko International Finance Co. BV,
   10.50% Gtd. Notes due 03/29/04
   (a)(b).............................  $    40,000       $     1,300
   Shoeshone Partners Trust, 8% Sr.
   Notes due 04/20/02 (a)(f)..........      250,000           245,639
  Broadcast, Radio & TV - 2.99%
   Adelphia Communications Corp.,
   8.375% Sr. Notes due 02/01/08......       25,000            23,188
   9.25% Sr. Notes due 10/01/02.......      200,000           199,000
   9.375% Sr. Notes due 11/15/09......      200,000           196,000
   10.50% Sr. Notes due 07/15/04......       50,000            52,125
   AMFM Operating, Inc., 12.625%
   Debentures due 10/31/06 (h)........       31,600            35,866
   Azteca Holdings SA, 11% Sr. Sec.
   Notes due 06/15/02.................       35,000            31,413
   Bresnan Communication Co. Holdings,
   0%/9.25% Sr. Discount Notes due
   02/01/09 (d).......................      100,000            69,000
   CSC Holdings, Inc., 10.50% Sr. Sub.
   Debentures due 05/15/16............       50,000            55,500
   EchoStar DBS Corp., 9.375% Unsec.
   Sr. Notes due 02/01/09.............      400,000           402,000
   Emmis Communications Corp., 8.125%
   Sr. Sub. Notes due 03/15/09........      150,000           142,500
   Falcon Holdings Group L.P.,
   0%/9.285% Debentures due 04/15/10
   (d)................................      100,000            74,875
   Optel, Inc., Series B, 13% Sr notes
   due 02/15/05 (b)...................       25,000            18,500
   Paxson Communications Corp.,
   11.625% Sr. Sub. Notes due
   10/01/02...........................      100,000           104,000
   Rogers Communications, Inc., 8.75%
   Sr. Notes due 07/15/07 (CAD).......      100,000            69,247
   Spanish Broadcasting System, Inc.,
   9.625% Sr. Sub. Notes due
   11/01/09...........................      200,000           201,000
   TeleWest Communications PLC,
   0%/9.875% Sr. Discount Notes due
   04/15/09 (a)(d) (GBP)..............      100,000           100,774
   0%/11% Sr. Discount Debentures due
   10/01/07 (d).......................       65,000            60,613
   Time Warner Telecom LLC, 9.75%
   Unsec. Sr. Notes due 07/15/08......       50,000            51,500
   TV Azteca SA de CV, Series A,
   10.125% Sr. Notes due 02/15/04.....      100,000            89,250
   United International Holdings,
   Inc., 0%/10.75% Sr. Discount Notes
   due 02/15/08 (d)...................       75,000            48,000
   Young Broadcasting, Inc., 8.75% Sr.
   Sub. Debentures due 06/15/07.......      100,000            94,750
   Series B, 9% Sr. Sub. Notes due
   01/15/06...........................       50,000            48,101
  Building & Construction - .40%
   Kaufman & Broad Home Corp., 7.75%
   Sr. Notes due 10/15/04.............      100,000            98,375
   Nortek, Inc., 9.125% Sr. Notes due
   09/01/07...........................      200,000           193,500
  Building Materials - .07%
   Falcon Building Products, Inc.,
   9.50% Sr. Sub. Notes due
   06/15/07...........................       50,000            48,500
  Capital Goods - .21%
   Aki Holdings, Inc., 0%/13.50% Sr.
   Discount Debentures due 07/01/09
   (d)................................       50,000            23,625
   10.50% Sr. Notes due 07/01/08......       50,000            44,500

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Atlas Strategic Income Fund                               (continued)
---------------------------------------------------------------------
                                        face amount          value
                                        or units (j)       (note 1)
                                        -----------         ---------
   Sub. Notes due 03/01/08............  $   100,000       $    87,000
  Chemicals & Allied Products - 1.31%
   ClimaChem, Inc., 10.75% Gtd. Sr.
   Sub. Unsec. Bonds due 12/01/07.....       50,000            12,500
   Huntsman ICI Chemicals LLC, 0% Sr.
   Discount Notes due 12/31/09 (a)....      150,000            45,188
   10.125% Sr. Sub. Notes due 07/01/09
   (a)................................      100,000           103,500
   Hydrochem Industrial Services,
   Inc., 10.375% Sr. Sub. Notes due
   08/01/07...........................       50,000            42,875
   Lyondell Chemical Co., 9.875% Sr.
   Sec. Notes due 05/01/07............      200,000           204,000
   10.875% Sr. Sub. Notes due
   05/01/09...........................      100,000           103,000
   NL Industries, Inc., 11.75% Sr.
   Sec. Notes due 10/15/03............       40,000            41,400
   PCI Chemicals Canada, Inc., 9.25%
   Sr. Sec. Notes due 10/15/07........       50,000            38,500
   Pioneer Americas Acquisition Corp.,
   9.25% Sr. Sec. Notes due
   06/15/07...........................       25,000            19,750
   Polymer Group, Inc., 9% Sr. Sub.
   Notes due 07/01/07.................       50,000            48,500
   Sovereign Specialty Chemicals,
   Inc., 9.50% Sr. Sub. Notes due
   08/01/07...........................       75,000            75,375
   Sterling Chemicals, Inc., 11.75%
   Sr. Unsec. Sub. Notes due
   08/15/06...........................      150,000           112,500
   Series B, 12.375% Sr. Sec. Notes
   due 07/15/06.......................      100,000           103,500
  Commercial Services - .07%
   Kindercare Learning Centers, Inc.,
   9.50% Sr. Sub. Notes due
   02/15/09...........................       50,000            48,750
  Computers - .15%
   Unisys Corp., 11.75% Sr. Notes due
   10/15/04...........................      100,000           109,250
  Conglomerates - .14%
   Jordan Industries, Series C,
   10.375% Sr. Notes due 08/01/07.....      100,000           100,000
  Consumer Products - .44%
   Bell Sports, Inc., 11% Sr. Sub
   Notes due 08/15/08.................      110,000           110,000
   Fruit of the Loom, Inc., 8.875%
   Gtd. Sr. Unsec. Notes due 04/15/06
   (b)................................      100,000             5,000
   Holmes Products Corp., 9.875% Gtd.
   Sr. Sub. Unsec. Bonds due
   11/15/07...........................       25,000            18,250
   Icon Health & Fitness, Inc., 12%
   Gtd. Notes due 09/27/05 (a)(f).....       37,000            20,350
   Iron Mountain, Inc., 8.75% Sr. Sub.
   Notes due 09/30/09.................       50,000            47,625
   10.125% Sr. Sub. Notes due
   10/01/06...........................       50,000            50,875
   Revlon Consumer Products, Inc.,
   8.625% Sr. Sub. Notes due
   02/01/08...........................       50,000            25,000
   9% Sr. Notes due 11/01/06..........       10,000             7,500
   TAG Heuer International SA, 12% Sr.
   Sub. Notes due 12/15/05 (f)........       33,000            36,187
  Diversified Financial - .45%
   AMRESCO, Inc., Series 97-A, 10% Sr.
   Sub. Notes due 03/15/04............       75,000            47,250
   Series 98-A, 9.875% Sr. Sub. Notes
   due 03/15/05.......................      100,000            63,000
   Dresdner Funding Trust II, 5.79%
   Sub. Notes due 06/30/11 (EUR)
   (a)................................      200,000           179,618

Atlas Strategic Income Fund                               (continued)
---------------------------------------------------------------------
                                        face amount          value
                                        or units (j)       (note 1)
                                        -----------         ---------
   Veritas Capital Trust, 10% Gtd.
   Bonds due 01/01/28.................  $    50,000       $    37,500
  Diversified Media - .54%
   Chancellor Media Corp., Series B,
   8.13% Sr. Sub. Notes due
   12/15/07...........................       50,000            49,750
   8.75% Sr. Sub. Notes due
   06/15/07...........................       50,000            50,375
   10.50% Sr. Sub. Notes due
   01/15/07...........................       90,000            97,650
   IPC Magazines Group PLC, 9.625%
   Bonds due 03/15/08 (GBP) (f).......       50,000            49,267
   Lamar Advertising Co., 9.625%
   Unsec. Sr. Sub. Notes due
   12/01/06...........................      100,000           102,000
   Sinclair Broadcast Group, Inc.,
   8.75% Sr. Sub. Notes due
   12/15/07...........................       50,000            46,125
  Electrical Utilities - .23%
   Calpine Corp., 8.75% Sr. Notes due
   07/15/07...........................      115,000           115,288
   10.50% Sr. Notes due 05/15/06......       50,000            52,750
   Central Termica Guemes SA, 12%
   Unsec. Bonds due 11/26/01 (a)(b)...       50,000             2,375
  Electronics - .59%
   Amkor Technology, Inc., 9.25% Sr.
   Notes due 5/01/06 (a)..............      300,000           292,500
   Fairchild Semiconductor Corp.,
   10.375% Sr. Sub. Notes due
   10/01/07...........................       50,000            51,375
   Wavetek Corp., 10.125% Sr. Sub.
   Notes due 06/15/07.................      100,000            82,125
  Energy Services & Producers - .83%
   Gothic Energy Corp., Series B,
   0%/14.125% Sec. Sr. Discount Notes
   due 05/01/06 (d)...................      125,000            43,125
   Gothic Production Corp., 11.125%
   Sr. Sec. Notes due 05/01/05 (a)....       50,000            42,500
   Grant Geophysical, Inc., 9.75% Sr.
   Notes due 02/15/08.................       90,000            56,700
   Great Lakes Carbon Corp., 10.25%
   Sr. Sub. Notes due 05/15/08........      150,000           142,500
   P&L Coal Holdings Corp., 9.625% Sr.
   Sub. Notes due 05/15/08............      100,000            98,500
   Ram Energy, Inc., 11.50% Sr. Notes
   due 02/15/08.......................      210,000            96,600
   Universal Compression, Inc.,
   0%/9.875% Sec. Discount Notes due
   02/15/08 (d).......................      200,000           124,000
  Environmental Management - .67%
   Allied Waste North America, Inc.,
   Series B, 7.875% Sr. Notes due
   01/01/09...........................      250,000           220,938
   10% Sr. Sub. Notes due 08/01/09
   (a)................................      300,000           268,500
  Financial - 1.80%
   AB Spintab, Series 169, 5.50% Bonds
   due 09/17/03 (SEK).................      600,000            69,307
   Asat Finance LLC, Units (each unit
   consists of $1,000 principal amount
   of 12.50% Sr. Notes and one warrant
   to purchase common shares)
   (a)(i).............................       50,000            53,750
   BankUnited Capital Trust, 10.25%
   Bond due 12/31/26..................      100,000            90,000
   CB Richard Ellis Service, 8.875%
   Unsec. Sr. Sub. Notes due
   06/01/06...........................       50,000            44,500
   Charter Communications Holdings
   LLC, 0%/9.92% Sr. Discount Notes
   due 04/01/11 (d)...................      400,000           234,500

Statements of Investments in Securities and Net Assets         December 31, 1999
--------------------------------------------------------------------------------

Atlas Strategic Income Fund                               (continued)
---------------------------------------------------------------------
                                        face amount          value
                                        or units (j)       (note 1)
                                        -----------         ---------
   Federal Home Loan Bank, 5.625%
   Unsec. Unsub. Notes due 06/10/03
   (GBP)..............................       20,000            31,064
   GMAC, Series EC, 6.875% Notes due
   09/09/04...........................      140,000           222,787
   Local Financial Corp., 11% Sr.
   Notes due 09/08/04 (a).............       50,000            52,000
   Netia Holdings BV, 0%/11% Sr. Gtd.
   Discount Notes due 11/01/07 (d)....       50,000            16,719
   10.25% Sr. Gtd. Notes due
   11/01/07...........................       25,000            21,250
   13.50% Gtd. Notes due 06/15/09
   (EUR) (a)..........................      200,000           207,267
   Polytama International Finance BV,
   11.25% Sec. Notes due 06/15/07
   (f)................................       47,191             6,843
   RBF Finance Co., 11% Gtd. Sr. Sec.
   Notes due 03/15/06.................      125,000           133,125
   SBS Agro Finance BV, 10.25% Bonds
   due 07/21/00 (b)(f)................       75,000             3,000
   Southern Pacific Funding Corp.,
   11.50% Sr. Notes due 11/01/04
   (b)................................       50,000            23,500
   Sovereign Bancorp, Inc., 10.50%
   Unsec. Sr. Notes due 11/15/06......       50,000            51,000
  Food & Beverages - .49%
   Aurora Foods, Inc., 8.75% Sr. Sub.
   Notes due 07/01/08.................      100,000            95,250
   Del Monte Foods Co., 0%/12.50% Sr.
   Discount Notes due 12/15/07 (d)....       35,000            26,950
   Doane Products Co., 9.75% due
   05/15/07...........................       73,000            72,635
   Purina Mills, Inc., 9% Sr. Sub.
   Notes due 03/15/10 (b).............       50,000            12,500
   Shoppers Food Warehouse Corp.,
   9.75% Sr. Sec. Notes due
   06/15/04...........................       20,000            21,200
   Smithfield Foods, Inc., 7.625% Sr.
   Sub. Notes due 02/15/08............      100,000            90,000
   Sparkling Spring Water Group, Ltd.,
   11.50% Sr. Sub. Notes due
   11/15/07...........................       50,000            40,500
  Gas Utilities - .07%
   AmeriGas Partners, L.P., 10.125%
   Sr. Notes due 04/15/07.............       50,000            51,000
  Health Care/Supplies &
    Services - .86%
   Charles River Laboratories, Inc.,
   Units (each unit consists of $1,000
   principal amount of 13.50% Sr. Sub.
   Notes due 10/01/09 and one warrant
   to purchase 3.942 common shares.)
   (a)(i).............................      100,000           104,000
   Fresenius Medical Cap Trust II,
   7.875% Gtd. Sec. Trust Preferred
   Bonds due 02/01/08.................      190,000           175,275
   Fresenius Medical Cap Trust III,
   7.375% Gtd. Sec. Trust Preferred
   Bonds due 02/01/08 (DEM)...........       10,000             5,144
   ICN Pharmaceutical, Inc., 8.75% Sr.
   Notes due 11/15/08 (a).............      100,000            95,500
   Oxford Health Plans, Inc., 11% Sr.
   Notes due 05/15/05.................      100,000            96,000
   Tenet Healthcare Corp., 8.625%
   Unsec. Sr. Sub. Notes due
   01/15/07...........................      100,000            96,500
   Unilab Finance Corp., 12.75% Sr.
   Sub. Notes due 10/01/09 (a)........       50,000            51,750

Atlas Strategic Income Fund                               (continued)
---------------------------------------------------------------------
                                        face amount          value
                                        or units (j)       (note 1)
                                        -----------         ---------
  Homebuilders/Real Estate - .40%
   D. R. Horton, Inc., 8% Unsec. Gtd.
   Sr. Notes due 02/01/09.............  $    50,000       $    45,750
   Saul (B.F.) Real Estate Investment
   Trust, 9.75% Sr. Sec. Notes due
   04/01/08...........................      165,000           150,769
   Webb (Del E.) Corp., 10.25% Unsec.
   Sr. Sub. Debentures due 02/15/10...      100,000            97,250
  Hotel/Gaming - 1.89%
   Apcoa, Inc., 9.25% Sr. Sub. Notes
   due 03/15/08.......................       50,000            35,000
   Aztar Corp., 8.875% Sr. Sub. Notes
   due 05/15/07.......................      200,000           192,000
   Capstar Hotel Co., 8.75% Sr. Sub.
   Notes due 08/15/07.................       25,000            23,031
   Casino Magic of Louisiana Corp.,
   Series B, 13% due 08/15/03.........       40,000            45,150
   Empress Entertainment, Inc., 8.125%
   Sr. Sub. Notes due 07/01/06........      150,000           151,500
   Florida Panthers Holdings, 9.875%
   Sr. Sub. Notes due 04/15/09........      150,000           145,500
   HMH Properties, Inc., Series C,
   8.45% due 12/01/08.................       75,000            69,375
   Hollywood Casino Corp., 11.25% Sec.
   Sr. Notes due 05/01/07.............      150,000           156,750
   Horseshoe Gaming LLC, 9.375% Sr.
   Sub. Notes due 06/15/07............       75,000            74,625
   Intrawest Corp., 9.75% Sr. Notes
   due 08/15/08.......................       75,000            73,500
   Isle of Capri Casinos, 8.75% Sr.
   Sub. Notes due 04/15/09............      150,000           138,000
   Jupiters, Ltd., 8.50% Sr. Notes due
   03/01/06...........................       75,000            71,625
   Meristar Hospitality Corp., 8.75%
   Sr. Sub. Notes due 08/15/07........       50,000            46,000
   Mohegan Tribal Gaming Authority,
   8.125% Sr. Notes due 01/01/06......      100,000            97,000
   8.75% Sr. Sub. Notes due
   01/01/09...........................       50,000            49,250
  Industrial - 2.63%
   Equinix, Inc., Units (each unit
   consists of $1,000 principal amount
   of 13% Sr. Notes due 12/01/07 and
   one warrant to purchase 11.255
   shares of common stock) (a)(i).....       50,000            51,000
   Federal-Mogul Corp., 7.875% Notes
   due 07/01/10.......................      125,000           111,167
   Fleming Companies, Inc., 10.625%
   Sr. Sub. Notes due 07/31/07........      170,000           153,425
   Focal Communications, Inc.,
   0%/12.125% Sr. Discount Notes due
   02/15/08 (d).......................      130,000            84,500
   Globe Manufacturing Corp., Series
   B, 10% Gtd. Sr. Sub. Notes due
   08/01/08...........................      100,000            48,000
   International Wire Group, Inc.,
   Series B, 11.75% Sr. Sub. Notes due
   06/01/05...........................       65,000            67,113
   Key Plastics, Inc., 10.25% Sr. Sub.
   Notes due 03/15/07.................       50,000            19,000
   Leviathan Gas Pipeline/Leviathan
   Finance Corp., Series B, 10.375%
   Sr. Sub. Notes due 06/01/09........      200,000           206,000
   Packaged Ice, Inc., 9.75% Unsec.
   Sr. Notes due 02/01/05.............       25,000            22,875
   Pantry, Inc. (The), 10.25% Sr. Sub.
   Notes due 10/15/07.................       50,000            48,500

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Atlas Strategic Income Fund                               (continued)
---------------------------------------------------------------------
                                        face amount          value
                                        or units (j)       (note 1)
                                        -----------         ---------
   Pentacon, Inc., 12.25% Sr. Sub.
   Notes due 04/01/09.................  $   100,000       $    90,000
   Phillips Van-Heusen Corp., 9.50%
   Sr. Sub. Notes due 05/01/08........      100,000            93,000
   Pycsa Panama SA., 10.28% Sr. Sec.
   Bonds due 12/15/12 (a)(f)..........       44,055            25,992
   Roller Bearing Co. of America,
   Inc., 9.625% Sr. Sub. Notes due
   06/15/07...........................      125,000           113,125
   Safety-Kleen Corp., 9.25% Sr. Notes
   due 05/15/09.......................      150,000           145,125
   Shaw Communications, Inc., 8.54%
   Debentures due 09/30/27 (CAD)......       80,000            49,559
   Styling Technology Corp., 10.875%
   Sr. Sub. Notes due 07/01/08 (f)....       35,000            12,250
   Verio, Inc., 10.375% Unsec. Sr.
   Notes due 04/01/05.................      100,000           102,000
   11.25% Unsec. Sr. Notes due
   12/01/08...........................      250,000           262,500
   WRC Media Corp., Units (each unit
   consists of $1,000 principal amount
   of 12.75% Sr. Sub. Notes due
   11/15/09 and 1.353 shares of common
   Stock) (a)(i)......................      200,000           198,500
  Industrial Services - .43%
   Comforce Operating, Inc., 12% Sr.
   Notes due 12/01/07.................       50,000            30,625
   Fisher Scientific International,
   Inc., 9% Sr. Sub. Notes due
   02/01/08...........................      100,000            95,875
   Great Lakes Dredge & Dock Corp.,
   11.25% Sr. Sub. Notes due
   08/15/08...........................      110,000           114,950
   United Rentals, Inc., 9% Notes due
   04/01/09...........................       75,000            70,875
  Information Technology - 4.00%
   Cellnet Data Systems, Inc., 0%/14%
   Unsec. Sr. Discount Notes due
   10/01/07 (d).......................       45,000             4,669
   Covad Communications Group, Inc.,
   0%/13.50% Sr. Discount Notes due
   03/15/08 (d).......................      150,000            94,500
   Crown Castle International Corp.,
   0%/10.375% Sr. Discount Notes due
   05/15/11 (d).......................      350,000           218,750
   0%/10.625% Sr. Discount Notes due
   11/15/07 (d).......................       75,000            56,344
   CTI Holdings SA, 0%/11.50% Sr.
   Notes due 04/15/08 (d).............       50,000            28,750
   Details, Inc., 10% Sr. Sub. Notes
   due 11/15/05.......................       25,000            23,000
   Exodus Communications, Inc., 10.75%
   Sr. Notes due 12/15/09 (a).........      100,000           101,750
   11.25% Sr. Notes due 07/01/08......      430,000           443,975
   Global Crossing Holdings, Ltd.,
   9.625% Sr. Notes due 05/15/08......      300,000           300,000
   GST Telecommunications, Inc./GST
   Network Funding, Inc., 0%/10.25%
   Sr. Discount Notes due 05/01/08
   (d)................................       85,000            41,013
   ICG Services, Inc., 0%/10% Sr.
   Discount Notes due 02/15/08 (d)....       35,000            18,463
   KMC Telecom Holdings, Inc.,
   0%/12.50% Unsec. Sr. Discount Notes
   due 02/15/08 (d)...................       50,000            28,500
   13.50% Sr. Notes due 05/15/09
   (a)................................      200,000           200,000

Atlas Strategic Income Fund                               (continued)
---------------------------------------------------------------------
                                        face amount          value
                                        or units (j)       (note 1)
                                        -----------         ---------
   Nextel Communications, Inc., Sr.
   Discount Notes, 0%/9.95% due
   02/15/08 (d).......................  $    75,000       $    52,500
   0%/10.65% due 09/15/07 (d).........      450,000           335,250
   Nextlink Communications, Inc., 9%
   due 03/15/08.......................      100,000            94,000
   9.625% Sr. Notes due 10/01/07......      125,000           121,875
   10.75% Sr. Notes due 11/15/08......       50,000            51,500
   10.75% Unsec. Sr. Notes due
   06/01/09...........................      200,000           205,500
   Pinnacle Holdings, Inc., 0%/10% Sr.
   Discount Notes due 03/15/08 (d)....      100,000            65,500
   Psinet, Inc., 10% Senior Notes due
   02/15/05...........................      150,000           148,313
   Satelites Mexicanos SA, 10.125% Sr.
   Notes due 11/01/04.................       50,000            34,000
   SBA Communications Corp., 0%/12%
   Sr. Discount Notes due 03/01/08
   (d)................................      200,000           118,000
   Wam!Net, Inc., 0%/13.25% Sr.
   Discount Notes due 03/01/05 (d)....      200,000           116,000
  Insurance - .09%
   Veritas Holdings, GMBH, 9.625% Sr.
   Notes due 12/15/03.................       65,000            63,375
  Leisure & Entertainment - 1.47%
   AMC Entertainment, Inc., 9.50% Sr.
   Unsec. Sub. Notes due 02/01/11.....      100,000            88,500
   Premier Cruise, Ltd., 11% Sr. Notes
   due 03/15/08 (a)(b)................       50,000            11,750
   Premier Parks, Inc., 0%/10% Sr.
   Discount Notes due 04/01/08 (d)....       50,000            34,500
   9.25% Sr. Notes due 04/01/06.......       50,000            49,125
   9.75% Sr. Notes due 06/15/07.......      200,000           199,000
   Regal Cinemas, Inc., 8.875% Unsec.
   Sr. Sub. Notes due 12/15/10........      200,000           141,000
   9.50% Unsec. Sr. Sub. Notes due
   06/01/08...........................      250,000           188,750
   SFX Entertainment, Inc., 9.125%
   Gtd. Notes due 12/01/08............      200,000           190,000
   9.125% Sr. Sub. Notes due
   02/01/08...........................      125,000           117,813
   Six Flags Entertainment Corp.,
   8.875% Sr. Notes due 04/01/06......       50,000            48,813
  Manufacturing - .73%
   Applied Power, Inc., 8.75% Sr. Sub.
   Notes due 04/01/09.................       75,000            73,406
   Axia, Inc., 10.75% Sr. Sub. Notes
   due 07/15/08.......................       50,000            45,813
   Ball Corp., 7.75% Sr. Notes due
   08/01/06...........................       50,000            48,750
   8.25% Sr. Sub. Notes due
   08/01/08...........................       50,000            48,000
   BE Aerospace, Inc., 9.50% Unsec.
   Sr. Sub. Notes due 11/01/08........       50,000            47,000
   Grove Worldwide LLC, 9.25% Sr. Sub.
   Notes due 05/01/08.................       50,000            14,000
   Insilco Holding Co., Series B, 12%
   Gtd. Sr. Sub. Notes due 08/15/07...       20,000            19,975
   Moll Industries, 10.50% Sr. Sub.
   Notes due 07/01/08.................      100,000            40,000
   SC International Services, Inc.,
   9.25% Sr. Sub. Notes due
   09/01/07...........................       50,000            47,000

Statements of Investments in Securities and Net Assets         December 31, 1999
--------------------------------------------------------------------------------

Atlas Strategic Income Fund                               (continued)
---------------------------------------------------------------------
                                        face amount          value
                                        or units (j)       (note 1)
                                        -----------         ---------
  Tenneco, Inc., 11.625% Sr. Sub Notes
   due 10/15/09 (a)...................  $    50,000       $    51,000
   Terex Corp., 8.875% Unsec. Sub. Sr.
   Notes due 04/01/08.................      100,000            94,500
  Metals/Mining - .56%
   Centaur Mining & Exploration, Ltd.,
   11% Gtd. Sr. Notes due 12/01/07....       25,000            24,781
   International Utility Structures,
   Inc., 10.75% Sr. Sub. Notes due
   02/01/08...........................       25,000            21,000
   Kaiser Aluminum & Chemical Corp.,
   12.75% Sr. Sub. Notes due
   02/01/03...........................      125,000           125,625
   Metallurg Holdings, Inc., 0%/12.75%
   Sr. Discount Notes due 07/15/08
   (d)................................      100,000            32,000
   Metallurg, Inc., 11% Sr. Notes due
   12/01/07...........................      225,000           202,500
  Oil & Gas - .75%
   Denbury Management, Inc., 9% Sr.
   Sub. Notes due 03/01/08............      150,000           136,500
   Forcenergy, Inc., 9.50% Unsec. Sr.
   Sub. Notes due 11/01/06 (b)........       50,000            40,688
   Frontier Oil Corp., 11.75% Sr.
   Notes due 11/15/09.................       50,000            49,250
   Ocean Rig Norway AS, 10.25% Sr.
   Sec. Gtd. Notes due 06/01/08.......      100,000            83,000
   Parker Drilling Co., Series B,
   9.75% Sr. Notes due 11/15/06.......      100,000            97,750
   R&B Falcon Corp., 12.25% Unsec. Sr.
   Notes due 03/15/06.................       50,000            54,500
   Stone Energy Corp., 8.75% Sr. Sub.
   Notes due 09/15/07.................       85,000            82,875
  Paper & Forest Products - 2.31%
   Fletcher Challenge, Ltd., 8.05%
   Bonds due 06/15/03 (NZD)...........       30,000            15,567
   10% Cv. Unsec. Sub. Notes due
   04/30/05 (NZD).....................        5,000             2,607
   14.50% Cv. Sub. Notes due 09/30/00
   (NZD)..............................       85,000            46,890
   Gaylord Container Corp., Series B,
   9.75% Unsec. Sr. Notes due
   06/15/07...........................      100,000            94,250
   Packaging Corp. of America, 9.625%
   Gtd. Notes due 04/01/09............      150,000           153,188
   Repap New Brunswick, Inc., 9% First
   Priority Sec. Sr. Notes due
   06/01/04...........................       50,000            49,000
   10.625% Second Priority Sec. Sr.
   Notes due 04/15/05.................      150,000           139,500
   Riverwood International Corp.,
   10.625% Sr. Notes due 08/01/07.....      300,000           309,000
   10.875% Gtd. Unsec. Sr. Sub. Notes
   due 04/01/08.......................      100,000            98,500
   SD Warren Co., Series B, 12% Sr.
   Sub. Notes due 12/15/04............      150,000           156,375
   14% Debentures due 12/15/06 (h)....      254,926           285,517
   Tembec Industries, Inc., 8.625%
   Gtd. Unsec. Sr. Notes due
   06/30/09...........................      200,000           199,500
   URS Corp., 12.50% Sr. Sub. Notes
   due 05/01/09.......................      100,000           102,500
   US Timberland Co. LP, 9.625% Sr.
   Notes due 11/15/07.................       25,000            22,875
  Printing, Publishing & Allied Products - .10%
   Premier Graphics, Inc., 11.50% Sr.
   Notes due 12/01/05.................      100,000            70,000

Atlas Strategic Income Fund                               (continued)
---------------------------------------------------------------------
                                        face amount          value
                                        or units (j)       (note 1)
                                        -----------         ---------
  Restaurants - .24%
   Ameriking, Inc., 10.75% Sr. Unsec.
   Notes due 12/01/06.................  $   150,000       $   138,000
   Family Restaurants, Inc., 9.75% Sr.
   Notes due 02/01/02.................       75,000            35,250
  Retail - .36%
   Amazon.com, Inc., 0%/10% Unsec. Sr.
   Discount Notes due 05/01/08 (d)....      150,000            95,250
   Blount, Inc., 13% Sr. Sub. Notes
   due 08/01/09 (a)...................      100,000           105,500
   Boyds Collection, Ltd., 9% Sr. Sub.
   Notes due 05/15/08.................       60,000            57,000
  Security Services - .18%
   Protection One Alarm Monitoring,
   Inc., 6.75% Cv. Gtd. Sr. Sub. Notes
   due 09/15/03.......................      100,000            47,500
   7.375% Gtd. Sr. Sub. Notes due
   08/15/05...........................      100,000            79,500
  Specialty Retailing - .20%
   Eye Care Centers of America, Inc.,
   9.125% Sr. Sub. Notes due
   05/01/08...........................       75,000            52,500
   Finlay Fine Jewelry Corp., 8.375%
   Sr. Notes due 05/01/08.............       50,000            46,250
   Home Interior & Gifts, Inc.,
   10.125% Sr. Sub. Notes due
   06/01/08...........................       50,000            42,750
  Steel - .45%
   AK Steel Corp., 7.875% Sr. Notes
   due 02/15/09.......................       50,000            47,250
   9.125% Sr. Notes due 12/15/06......      100,000           101,750
   California Steel Industries, 8.50%
   Sr. Notes due 04/01/09.............       75,000            72,000
   National Steel Corp., 9.875% First
   Mortgage due 03/01/09..............      100,000           103,000
  Supermarkets - .04%
   Pathmark Stores, 0%/10.75% Jr. Sub.
   Notes due 11/01/03 (d).............      130,000            15,600
   12.625% Sub. Notes due 06/15/02....       50,000            16,500
  Telecommunications - 9.65%
   Adelphia Business Solutions, Inc.,
   12% Sr. Sub. Notes due 11/01/07....       75,000            79,875
   Arch Communications, Inc., 12.75%
   Sr. Notes due 07/01/07.............       50,000            39,563
   Clearnet Communications, Inc.,
   0%/14.75% Sr. Unsec. Discount Notes
   due 12/15/05 (d)...................       15,000            14,719
   Colt Telecom Group PLC, Units (each
   unit consists of $1,000 principal
   amount of 0%/12% Unsec. Sr.
   Discount Notes due 12/15/06 and one
   warrant to purchase 7.80 ordinary
   shares) (d)(i).....................      100,000           101,000
   0%/12% Unsec. Sr. Discount Notes
   due 12/15/06 (d)...................       50,000            43,000
   7.625% Bonds due 07/31/08 (DEM)....      200,000           101,758
   8.875% Sr. Notes due 11/30/07
   (DEM)..............................       25,000            13,419
   10.125% Sr. Notes due 11/30/07
   (GBP)..............................       35,000            59,707
   Comunicacion Celular SA, 0%/14.125%
   Unsec. Sr. Deferred Bonds due
   03/01/05 (a)(d)....................      100,000            47,750

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Atlas Strategic Income Fund                               (continued)
---------------------------------------------------------------------
                                        face amount          value
                                        or units (j)       (note 1)
                                        -----------         ---------
   Convergent Communications, Inc.,
   Units (each unit consists of $1,000
   principal amount of 13% Sr. Notes
   due 04/01/08 and four warrants to
   purchase 10.8 shares of common
   stock) (i).........................  $    25,000       $    17,563
   Diamond Cable Communications PLC,
   0%/11.75% Sr. Discount Notes due
   12/15/05 (d).......................      200,000           189,000
   Firstworld Communications, Inc.,
   Units (each unit consists of $1,000
   principal amount of 13% Sr.
   Discount Notes due 04/15/08 and one
   warrant to purchase 7.9002 shares
   of series B, common stock) (i).....       75,000            41,250
   Global Telesystems Group, Inc.,
   10.50% Unsec. Sr. Bonds due
   12/01/06 (EUR) (a).................       50,000            51,062
   GST USA, Inc., 0%/13.875% Gtd. Sr.
   Sec. Discount Notes due 12/15/05
   (d)................................       65,000            48,100
   ICO Global Communications
   (Holdings), Ltd., Units, (each unit
   consists of $1,000 principal amount
   of 15% Sr. Notes due 08/01/05 and
   one warrant to purchase 19.85
   shares of common stock) (b)(i).....       50,000            23,000
   Insight Midwest LP/Insight Capital,
   Inc., 9.75% Sr. Notes Due 10/01/09
   (a)................................      100,000           103,250
   Intermedia Communications, Inc.,
   8.50% Sr. Notes due 01/15/08.......       75,000            68,625
   8.60% Sr. Notes due 06/01/08.......       90,000            82,350
   Series B, 8.875% Sr. Notes due
   11/01/07...........................      175,000           162,750
   Jazztel PLC, 13.25% Sr. Notes due
   12/15/09 (EUR) (a).................      150,000           151,677
   Level 3 Communications, Inc.,
   0%/10.50% Sr. Discount Notes due
   12/01/08 (d).......................       75,000            45,375
   9.125% Unsec. Sr. Notes due
   05/01/08...........................      250,000           235,625
   Loral Space & Communications, Ltd.,
   9.50% Sr. Notes due 01/15/06.......       50,000            45,000
   McLeodUSA, Inc., 8.125% Sr. Notes
   due 02/15/09.......................      135,000           125,888
   8.375% Sr. Notes due 03/15/08......      250,000           236,250
   9.25% Sr. Notes due 07/15/07.......       40,000            39,950
   Metrocall, Inc., 10.375% Sr. Sub.
   Notes due 10/01/07 (f).............       50,000            31,000
   Metromedia Fiber Network, Inc., 10%
   Sr. Notes due 11/15/08.............      150,000           153,375
   10% Sr. Notes due 12/15/09.........      250,000           256,250
   Metromedia International Group,
   Inc., 10.50% Unsec. Notes due
   09/30/07 (f).......................       72,825            34,228
   Microcell Telecommunications, Inc.,
   0%/10.125% Sr. Discount Notes due
   10/15/07 (CAD) (d).................      100,000            46,165
   0%/12% Sr. Discount Notes due
   06/01/09 (d).......................      250,000           160,938
   Millicom International Cellular SA,
   0%/13.50% Sr. Discount Notes due
   06/01/06 (d).......................      160,000           128,000
   NTL, Inc., 0%/9.75% Sr. Notes due
   04/01/08 (d).......................      100,000            69,000
   0%/9.75% Sr. Notes due 04/15/09
   (GBP) (d)..........................      200,000           180,156

Atlas Strategic Income Fund                               (continued)
---------------------------------------------------------------------
                                        face amount          value
                                        or units (j)       (note 1)
                                        -----------         ---------
   0%/10.75% Sr. Unsec. Unsub. Notes
   due 04/01/08 (GBP) (a)(d)..........  $    50,000       $    53,367
   7% Cv. Sub. Notes due 12/15/08.....      100,000           264,000
   9.875% Sr. Notes due 11/15/09
   (a)................................       50,000            50,811
   10% Sr. Notes due 02/15/07.........      100,000           103,250
   Omnipoint Corp., Series A, 11.625%
   Sr. Notes due 08/15/06.............      300,000           318,000
   11.50% Sr. Notes due 09/15/09
   (a)................................      315,000           338,625
   Orange PLC, 8% Sr. Notes due
   08/01/08...........................      100,000           100,875
   8.75% Unsec. Sr. Bonds due
   06/01/06...........................      250,000           258,750
   ORBCOMM Global LP/ORBCOMM Capital
   Corp., Series B, 14% Sr. Notes due
   08/15/04...........................       75,000            54,000
   Orion Networks Systems, Inc.,
   0%/12.50% Sr. Discount Notes due
   01/15/07 (d).......................      200,000            92,000
   Price Communications Wireless,
   Inc., 9.125% Sec. Notes due
   12/15/06...........................      100,000           101,250
   11.75% Unsec. Sr. Sub. Notes due
   07/15/07...........................       50,000            54,500
   PTC International Finance BV,
   0%/10.75% Unsec. Sub. Notes due
   07/01/07 (d)(f)....................       34,000            22,780
   PTC International Finance II SA,
   11.25% Gtd. Sr. Sub. Notes due
   12/01/09 (a) (EUR).................       50,000            51,439
   Qwest Communications International,
   Inc., 0%/9.47% Sr. Sub. Notes due
   10/15/07 (d).......................      140,000           113,400
   RCN Corp., 10.125% Unsec. Sr. Notes
   due 01/15/10.......................      150,000           150,015
   RSL Communications PLC, 0%/10%
   Bonds due 03/15/08 (DEM) (d).......       50,000            23,021
   Rural Cellular Corp., 9.625% due
   05/15/08...........................      100,000           102,250
   Spectrasite Holdings, Inc., 0%/12%
   Sr. Discount Notes due 07/15/08
   (d)................................      200,000           119,500
   Tele1 Europe BV, 11.875% Sr. Notes
   due 12/01/09 (a)...................       75,000            76,970
   Teligent, Inc., 11.50% Unsec. Sr.
   Notes due 12/01/07.................      100,000            96,500
   United Pan-Europe Communications
   NV, 10.875% Sr. Notes due
   08/01/09...........................      300,000           303,750
   11.25% Sr. Notes due 11/01/09
   (a)................................      250,000           257,826
   US Unwired, Inc., 0%/13.375% Sr.
   Discount Notes due 11/01/09
   (a)(d).............................      250,000           146,250
   USA Mobile Communications, Inc. II,
   14% Sr. Notes due 11/01/04.........       65,000            59,475
   Viatel, Inc., 11.25% Sec. Sr. Notes
   due 04/15/08.......................      150,000           148,875
   Voicestream Wireless
   Co./Voicestream Wireless Holdings
   Co., 10.375% Sr. Notes due 11/15/09
   (a)................................      300,000           309,000
  Transportation - .64%
   Budget Group, Inc., 9.125% Sr.
   Notes due 04/01/06.................      100,000            93,000
   Millenium Seacarriers, Inc., 12%
   Gtd. Sr. Sec. First Priority Ship
   Mortgage Notes due 07/15/05 (f)....      100,000            57,000

Statements of Investments in Securities and Net Assets         December 31, 1999
--------------------------------------------------------------------------------

Atlas Strategic Income Fund                               (continued)
---------------------------------------------------------------------
                                        face amount          value
                                        or units (j)       (note 1)
                                        -----------         ---------
   Navigator Gas Transportation PLC,
   10.50% First Priority Ship Mortgage
   Units (each unit consists of $1,000
   principal amount of 12% 2nd
   priority ship mortgage notes due
   06/30/07 and 7.66 warrants)
   (a)(i).............................  $    50,000       $     3,500
   Notes due 06/30/07 (a).............       75,000            34,500
   TFM SA de CV, 10.25% Sr. Gtd. Bonds
   due 06/15/07.......................       75,000            69,000
   Transtar Holdings LP/Transtar
   Capital Corp., Series B, 0%/13.375%
   Sr. Discount Notes due 12/15/03
   (d)................................      200,000           204,000
                                                            ---------
  Total Corporate Bonds and Notes (cost:
   $34,476,245)                                            31,908,618
                                                            ---------
COMMON STOCKS - .31%
                                           shares
                                        ------------
  Horizon Group Properties, Inc.(b)...           29                98
  Optel, Inc. (b).....................           85                 1
  Price Communications Corp. (b)......        4,523           125,783
  S.F. Holdings Group, Inc., C1. C
  (a)(b)..............................           37                 0
  Viatel, Inc. (b)....................          401            21,454
  Weatherford International, Inc.
  (b).................................        1,895            75,682
                                                            ---------
  Total Common Stocks (cost: $121,428)                        223,018
                                                            ---------
PREFERRED STOCKS -- 1.62%
  Concentrix Network Corp., 13.50%
   Exchangeable (h)...................           57            56,287
  Dobson Communications, 13%
   Exchangeable (h)...................          206           224,540
  E. Spire Communications, 12.75%
   (h)................................           56            11,200
  Eagle-Picher Holdings, Series B,
   0%/11.75% Cum. Exchangeable
   (d)(f).............................           10            46,000
  ICG Holdings, Inc., 14.25%
   Exchangeable (h)...................           37            33,670
  Nebco Evans Holdings Co., 11.25%
   Exchangeable (h)...................        1,209            13,299
  Nextel Communications, Inc., Series
   E, 11.125% Exchangeable (h)........           57            57,000
  NEXTLINK Communications, Inc., 14%
   Cum. (h)...........................        5,616           300,456
  Paxson Communications Corp., 13.25%
   Exchangeable (h)...................       50,000            51,125
  PRIMEDIA, Inc., Series E, 9.20%.....          100             9,150
   Series G, 8.625% Exchangeable......        3,000           261,000
  Rural Cellular Corp., 11.375% (h)...           56            57,400
  S.F. Holdings Group, Inc., Series B,
   13.75% (h).........................           10            50,000
                                                            ---------
  Total Preferred Stocks (cost: $1,405,671)                 1,171,127
                                                            ---------
                                           units
                                        ------------
RIGHTS, WARRANTS AND CERTIFICATES - .18%(b)
  Argentina Wts., Exp. 02/00..........          325                65
  Bell Technology Group Wts., Exp.
   05/05..............................           50             1,150
  Comunicacion Celular SA Wts., Exp.
   11/03 (f)..........................          100             5,000

Atlas Strategic Income Fund                               (continued)
--------------------------------------------------------------------
                                                            value
                                           units          (note 1)
                                        -----------      -----------
  Convergent Communications, Inc.
   Wts., Exp. 04/08...................         100       $     1,213
  Firstworld Communications, Inc.
   Wts., Exp. 04/08 (a)(f)............          75             9,000
  Gothic Energy Corp. Wts., Exp. 01/03
   (f)................................       1,304                13
  Gothic Energy Corp. Wts., Exp. 09/04
   (f)................................       1,400             1,400
  Gothic Energy Corp. Wts., Exp. 05/05
   (f)................................         991                99
  HF Holdings Wts., Exp. 09/00 (f)....         361             5,419
  Insilco, Inc. Wts., Exp. 08/07......          20                 0
  KMC Telecom Holdings, Inc., Wts. Exp
   04/08 (a)(f).......................         100               300
  Long Distance International, Inc.
   Wts., Exp 04/08 (f)................          50                25
  Loral Orion Network Systems, Inc.
   Wts., Exp 01/07....................         100             1,200
  Millenium Seacarriers, Inc. Wts.,
   Exp. 07/05 (a)(f)..................         100               100
  Occidente Y Caribe Celular SA Wts.,
   Exp. 03/04 (f).....................         400             6,000
  Petersburg Long Distance, Inc. Wts.,
   Exp. 01/01(a)......................          50                 1
  Price Communication Corp. Wt., Exp
   08/07 (f)..........................         516            86,172
  Republic of Venezuela Wts., Exp.
   04/20..............................       1,250                 0
  Wam!Net, Inc. Wts., Exp. 03/05
   (a)................................         600            13,650
                                                           ---------
  Total Rights, Warrants and Certificates (cost:
   $38,750)                                                  130,807
                                                           ---------
                                        face amount
                                        or units (j)
                                        ------------
STRUCTURED INSTRUMENTS - 3.02%
  Citibank, Mexican Linked Notes,
   23.95% due 11/05/01 (MXP)..........    2,231,202           236,543
   26.10% due 10/29/01 (MXP)..........      150,000           154,470
  Citibank, Poland Zloty Linked Notes,
   Series 1, 16.10% due 11/03/00......      635,543           152,315
  Credit Suisse First Boston Corp.,
   Russian GKO Linked Notes,
   25% due 12/15/01 (f) (RUR).........      216,000             1,817
   25% due 02/06/02 (f) (RUR).........       63,050               918
   25% due 05/22/02 (f) (RUR).........       63,050               840
   25% due 06/05/02 (f) (RUR).........       63,050               835
   25% due 09/18/02 (f) (RUR).........       63,050               777
   25% due 10/09/02 (f) (RUR).........       63,050               828
   25% due 01/22/03 (f) (RUR).........       63,050               804
   25% due 02/05/03 (f) (RUR).........       63,050               790
   25% due 05/21/03 (f) (RUR).........       63,050               740
   25% due 06/04/03 (f) (RUR).........       63,050               739
   25% due 09/17/03 (f) (RUR).........      896,820            10,072
   25% due 10/08/03 (f) (RUR).........       63,050               756
   25% due 01/21/04 (f) (RUR).........       63,050               708
  Credit Suisse First Boston Corp.,
   Russian OFZ Linked Notes, 15% due
   02/23/00 (f) (RUR).................    3,241,000            84,026
   25% due 06/05/02 (f) (RUR).........      744,730             9,859
   25% due 06/04/03 (f) (RUR).........      742,108             8,693

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Atlas Strategic Income Fund                               (continued)
---------------------------------------------------------------------
                                        face amount          value
                                        or units (j)       (note 1)
                                        ------------      -----------
  Deutsche Bank Capital Corp.,
   Indonesian Rupiah Linked Notes,
   13.67% due 06/30/00................      120,000       $   115,608
   Indonesian Rupiah/Japanese Yen
   Linked Notes, 0% due 08/17/01......       85,000            59,424
   Philippine Peso/Japanese Yen Linked
   Notes, 10.55% due 05/12/00.........       30,000            23,763
  Deutsche Morgan Grenfell, Russian
   Federal Loan Floating Rate Linked
   Notes, 14% due 09/27/00 (f)
   (RUR)..............................      880,000            15,818
   18.34% due 02/23/00 (f)............       80,000            50,384
   18.60% due 10/25/00 (f)............       80,000            37,648
  Deutsche Morgan Grenfell, Turkish
   Lira Linked Notes, 0% due
   05/24/00...........................      188,871           133,739
  JP Morgan Securities, Inc., Leverage
   Notes on The Emerging Markets Bond
   Index, 9.50% due 07/14/00..........      600,258           674,445
  Salomon Brothers, Inc., Brazil
   Linked Notes, 6% due 04/02/03
   (f)................................      150,000           119,435
   Indonesian Rupiah Linked Notes,
   29.55% due 04/12/00................       10,000            12,831
   Indonesian Rupiah Linked Notes,
   32.50% due 04/06/00................       30,000            38,452
   Turkish Lira Linked Notes, 91.86%
   due 08/24/00.......................       80,000            67,714
   Turkish Lira Linked Notes, 92.10%
   due 08/24/00.......................       80,000            67,593
   Turkish Lira Linked Notes, 94.10%
   due 08/24/00.......................      101,438            80,220
  Standard Chartered Bank, Philippine
   Peso/ Japanese Yen Linked Notes,
   16.04% due 05/10/00................       35,000            25,176
                                                            ---------
  Total Structured Instruments (cost: $2,864,783)           2,188,780
                                                            ---------

                                                 contracts/
                                                       face
                                    strike          subject
                           date      price          to call
                          -----   -----------   -----------
CALL OPTIONS PURCHASED - .05%
  Emerging Market Bond
   Index Call Option
   (f)..................  01/00   349.73 EMBI           400         31,514
  Korean Won Call
   Option...............  06/00    1,100 KRW    401,500,000          6,023
                                                                ----------
  Total Call Options Purchased (cost: $24,890)                      37,537
                                                                ----------
PUT OPTIONS PURCHASED - .09%
  Euro Dollar Put Option
   (f)..................  01/00    1.02 EUR       2,560,000         58,611
  Hong Kong Dollar Put
   Option...............  01/00    7.894 HKD        631,520            368
  Hong Kong Dollar Put
   Option...............  01/00    7.894 HKD        631,520            368
  Japanese Yen Put
   Option...............  03/00   105.95 JPY     36,000,000          3,312
                                                                ----------
  Total Put Options Purchased (cost: $31,542)                       62,659
                                                                ----------

Atlas Strategic Income Fund                               (continued)
---------------------------------------------------------------------
                                                            value
                                       face amount         (note 1)
                                         ----------        ----------
SHORT-TERM SECURITIES - 1.04%
  Triparty Repurchase Agreement dated
   December 31, 1999 with Prudential
   Securities, Inc., effective yield
   of 2%, due January 3, 2000,
   collateralized by FHLMC, 7%,
   December 1, 2029 with a value of
   $772,860..........................  $    757,405      $    757,405
                                                           ----------
  Total Short-Term Securities (cost: $757,405)                757,405
                                                           ----------
TOTAL INVESTMENTS (COST: $78,105,755) - 101.64%            73,689,119
OTHER ASSETS AND LIABILITIES, NET -- (1.64)%               (1,185,663)
                                                           ----------
NET ASSETS - 100.00%                                     $ 72,503,456
                                                           ----------
                                                           ----------

Atlas U.S. Government and Mortgage Securities Fund
--------------------------------------------------------------------
                                                           value
                                       face amount        (note 1)
                                       ----------        ----------
U.S. GOVERNMENT AGENCIES - 86.33%
  Federal Home Loan Mortgage Corp.
   7.00% due 2023 - 2029.............  $5,421,336       $  5,252,496
   7.50% due 2023 - 2024.............  10,786,048         10,716,338
   8.00% due 2024 - 2026.............   4,877,422          4,929,939
   8.50% due 2017 - 2026.............   1,232,571          1,267,207
   9.00% due 2017 - 2024.............   2,361,944          2,457,529
   9.50% due 2016 - 2021.............     491,301            517,173
   10.00% due 2017 - 2020............      49,554             52,890
   10.50% due 2018 - 2020............      60,013             64,040
  Federal National Mortgage Assn.
   6.50% due 2023 - 2029.............  52,044,550         49,041,658
   7.00% due 2023 - 2029.............  48,599,585         47,000,787
   7.50% due 2017 - 2029.............  22,182,885         21,952,146
   8.00% due 2024 - 2028.............  23,734,764         23,939,886
   8.50% due 2014 - 2027.............   3,300,489          3,389,102
   9.00% due 2021 - 2025.............   2,764,860          2,877,359
   9.50% due 2020....................  24,985....             26,396
  Government National Mortgage Assn.
   7.50% due 2022 - 2024.............   4,414,613          4,385,939
   8.00% due 2023 - 2025.............   1,443,150          1,460,744
   8.50% due 2016 - 2020.............      25,978             26,875
                                                          ----------
  Total U.S. Government Agencies (cost:
    $184,605,707)                                        179,358,504
                                                          ----------
COLLATERALIZED MORTGAGE OBLIGATIONS - 12.54%
  6.50% GNMA Floating Collateralized
   Mortgage Obligation due 2020......   6,000,000          5,568,720
  6.50% GNMA Floating Collateralized
   Mortgage Obligation due 2025......   3,000,000          2,738,430
  6.50% FHLMC Floating Collateralized
   Mortgage Obligation due 2026......   3,000,000          2,723,430
  6.50% FNMA Floating Collateralized
   Mortgage Obligation due 2026......   1,489,000          1,352,191
  6.50% FHLMC Floating Collateralized
   Mortgage Obligation due 2028......   2,000,000          1,803,120
  6.50% FHLMC Floating Collateralized
   Mortgage Obligation due 2028......   2,000,000          1,772,500
  6.50% FHLMC Floating Collateralized
   Mortgage Obligation due 2028......   2,000,000          1,775,000

Statements of Investments in Securities and Net Assets         December 31, 1999
--------------------------------------------------------------------------------

Atlas U.S. Government and
Mortgage Securities Fund                                 (continued)
--------------------------------------------------------------------
                                                           value
                                       face amount        (note 1)
                                       -----------      ------------
  6.50% FHLMC Floating Collateralized
   Mortgage Obligation due 2028......  $4,000,000       $  3,513,720
  6.50% FNMA Floating Collateralized
   Mortgage Obligation due 2028......   3,000,000          2,653,110
  6.50% GNMA Floating Collateralized
   Mortgage Obligation due 2028......   2,000,000          1,817,500
  8.50% FNMA Floating Collateralized
   Mortgage Obligation due 2017......     319,785            329,420
                                                          ----------
  Total Collateralized Mortgage Obligations (cost:
    $28,964,093)..................................        26,047,141
                                                          ----------
SHORT-TERM INVESTMENTS - 3.33%
  Repurchase Agreement dated December
   31, 1999 with DLJ Securities
   Corp., Inc., effective yield of
   4.06%, due January 3, 2000 with
   respect to $5,001,552 FNMA, 7.49%,
   June 1, 2025 with a value of
   $5,026,560........................  $4,928,000          4,928,000
  U.S. Treasury Bill, 5.19% due
   01/13/00..........................  $1,991,070          1,991,070
                                                          ----------
  Total Short-Term Investments (cost: $6,919,070)          6,919,070
                                                          ----------
TOTAL SECURITIES (COST: $220,488,870) - 102.20%          212,324,715
OTHER ASSETS AND LIABILITIES, NET - (2.20)%              (4,576,004)
                                                          ----------
NET ASSETS - 100.00%                                    $207,748,711
                                                          ----------
                                                          ----------

Atlas California Municipal Money Fund
--------------------------------------------------------------------
                                                            value
                                        face amount       (note 1)
                                        -----------      -----------
TAX-EXEMPT COMMERCIAL PAPER - 20.09%
  Guam, Power Authority, AMBAC
   Insured, 3.40% due 03/09/00........  $  800,000       $   800,000
  Los Angeles, Department of Water and
   Power, Electric Plant Revenue,
   3.60% due 02/09/00.................   3,900,000         3,900,000
   3.60% due 02/11/00.................   1,700,000         1,700,000
  San Francisco, Bay Area Transit
   Financing Authority, Series C,
   3.55% due 02/11/00.................   1,500,000         1,500,000
                                                           ---------
  Total Tax-Exempt Commercial Paper (cost:
    $7,900,000)                                            7,900,000
                                                           ---------
FIXED RATE BONDS AND NOTES - 28.40%
  Fremont, Unified School District,
   Tax and Revenue Anticipation, 4%
   due 07/28/00.......................   1,000,000         1,003,590
  Kern, High School District, Tax and
   Revenue Anticipation, 4.00% due
   07/06/00...........................   1,500,000         1,504,673
  Los Angeles, Waste Water System
   Revenue, Series A, 7% due
   02/01/20...........................   3,000,000         3,068,904
  Moreno Valley, Unified School
   District, Tax and Revenue
   Anticipation, 4% due 06/30/00......   1,000,000         1,002,865

Atlas California Municipal Money Fund                    (continued)
--------------------------------------------------------------------
                                                            value
                                        face amount       (note 1)
                                        -----------      -----------
  Puerto Rico, Industrial, Medical and
   Environmental Pollution Control
   Facilities Financing Authority,
   Reynolds Metals Co. Project, 3.50%
   due 09/01/13.......................  $  700,000       $   700,000
  State Health Facilities Financing
   Authority Revenue Refunding, Health
   Dimensions-A, 7.50% due 05/01/15...   2,500,000         2,585,955
  State Pollution Control Financing
   Authority, Pollution Control
   Revenue Refunding,
   Chevron USA, Inc. Project, 3.80%
   due 11/15/01.......................   1,000,000           999,692
   Chevron USA, Inc. Project, 3.10%
   due 05/15/02.......................     300,000           300,000
                                                           ---------
  Total Fixed Rate Bonds and Notes (cost:
    $11,165,679)                                          11,165,679
                                                           ---------
VARIABLE RATE DEMAND NOTES* - 50.95%
  Alameda County, Industrial
   Development Agency, Tool Family
   Partnership, AMT, Series A, 4.45%
   due 07/01/27.......................   1,000,000         1,000,000
  Azusa, Multi-Family Housing Revenue,
   Pacific Glen Apartments Project,
   5.15% due 07/15/15.................   1,200,000         1,200,000
  Glendale, Revenue Reliance
   Development, Public Parking, 3.50%
   due 12/01/14.......................     500,000           500,000
  Irvine Improvement Bond Act 1915,
   Assessment District Number 94-15,
   4.20% due 09/02/20.................     200,000           200,000
   Assessment District Number 97-16,
   4.20% due 09/02/22.................   1,600,000         1,600,000
  Irvine Ranch, Water District, 4.20%
   due 08/01/16.......................     400,000           400,000
  Lassen Municipal Utility District,
   Revenue Refunding, Series A, AMT,
   FSA Insured, 5.30% due 05/01/08....     800,000           800,000
  Los Angeles County, Multi-Family
   Housing Revenue, Malibu Meadows
   Project-B, 4.90% due 04/15/28......   1,500,000         1,500,000
  Los Angeles, Unified School
   District, COP, Belmont Learning
   Complex, Series A, 5% due
   12/01/17...........................   1,830,000         1,830,000
  Orange County Sanitary District, COP
   #1-3, 5-7 & 11, AMBAC Insured,
   4.20% due 08/01/16.................     800,000           800,000
  San Jacinto, Unified School
   District, COP, School Facility
   Board Funding Program, FSA Insured,
   5% due 09/01/27....................   1,460,000         1,460,000
  San Jose, Multi-Family Mortgage
   Revenue, Somerset Park, Series A,
   AMT, 4.50% due 11/01/17............   1,600,000         1,600,000
  San Leandro, Multi-Family, Carlton
   Plaza Project, Series A, 5.25% due
   10/01/27...........................   1,000,000         1,000,000
  State Educational Facilities
   Authority Revenue, Foundation for
   Educational Achievement, Series A,
   5.15% due 07/01/26.................   1,000,000         1,000,000
  State Health Facilities Financing
   Authority Revenue Refunding,
   Scripps Hospital, Series B, 4.95%
   due 10/01/21.......................   1,500,000         1,500,000

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Atlas California Municipal Money Fund                    (continued)
--------------------------------------------------------------------
                                                            value
                                        face amount       (note 1)
                                        -----------      -----------
  Statewide Communities Development
   Authority, Multi-Family, Sunrise of
   Moraga, Series A, AMT, 5.25% due
   07/01/27...........................  $  500,000       $   500,000
  Statewide Communities Development
   Corp. Revenue, Industrial
   Development, Florestone, AMT, 5.5%
   due 05/01/09.......................     740,000           740,000
   Setton Properties Project, AMT,
   5.5% due 10/01/10..................     700,000           700,000
   Tri-Valley Industrial Development,
   Series F, AMT, 4.85% due
   12/01/10...........................     700,000           700,000
  Union City, Multi-Family, Mission
   Sierra Housing Project, Series A,
   4.90% due 07/15/29.................   1,000,000         1,000,000
                                                           ---------
  Total Variable Rate Demand Notes (cost:
  $20,030,000)                                            20,030,000
                                                           ---------
TOTAL SECURITIES (COST: $39,095,679) - 99.44%             39,095,679
OTHER ASSETS AND LIABILITIES, NET - .56%                     220,817
                                                           ---------
NET ASSETS - 100.00%                                     $39,316,496
                                                           ---------
                                                           ---------

Atlas National Municipal Money Fund
---------------------------------------------------------------------
                                                             value
                                          face amount       (note 1)
                                          ---------        --------
TAX-EXEMPT COMMERCIAL PAPER - 15.54%
  Austin, Texas, Travis and Williamson
   Counties, Combined Utility, Series A,
   3.80% due 02/18/00...................   $200,000        $  200,000
  Dallas Area Rapid Transit, Sales Tax
   Revenue, Series A, 3.85% due
   02/11/00.............................    200,000           200,000
  Florida, Sunshine, Government
   Financing Community Revenue, Series
   1986, 3.50% due 02/01/00.............    100,000           100,000
  Illinois, Health Facilities Financing
   Authority Revenue, Rush Presbyterian,
   St. Luke's Medical, Series 89A, 3.85%
   due 02/09/00.........................    200,000           200,000
                                                           --------
  Total Tax-Exempt Commercial Paper (cost: $700,000)          700,000
                                                           --------
FIXED RATE BONDS AND NOTES - 29.29%
  Chicago, Illinois, Tender Notes,
   Series A, 3.90% due 01/03/02.........    100,000           100,000
  Clark County, Nevada, Airport Revenue,
   Series B-2, 3.70% due 07/01/29.......    100,000           100,000
  Gastonia, North Carolina, General
   Obligation, MBIA Insured, 5.30% due
   05/01/00.............................    100,000           100,033
  Illinois, Regional Transportation
   Authority, Refunding, 4% due
   06/01/00.............................    100,000           100,000
  Killeen, Texas, Waterworks and Sewer
   Revenue, 5% due 08/15/00.............    100,000           100,600
  Lake County, Indiana, General
   Obligation, FSA Insured, 4.125% due
   07/15/00.............................    150,000           150,174
  Milwaukee, Wisconsin, General
   Obligation, Series F, 5% due
   11/15/00.............................    100,000           100,338

                                          ---------         --------
Atlas National Municipal Money Fund                       (continued)
---------------------------------------------------------------------
                                                             value
                                          face amount       (note 1)
  Mississippi State, Small Enterprise,
   General Obligation, Series D, AMT,
   7.75%, due 07/01/00..................   $155,000        $  157,419
  Texas, Tax and Revenue Anticipation,
   Series A, 4.50% due 08/31/00.........    100,000           100,520
  Washington State, Motor Vehicle Fuel
   Tax, Series C, 4% due 01/01/00.......    210,000           210,000
  Wisconsin, General Obligation, 5.75%
   due 05/01/00.........................    100,000           100,566
                                                           --------
Total Fixed Rate Bonds and Notes (cost: $1,319,650)         1,319,650
                                                           --------
VARIABLE RATE DEMAND NOTES* -- 62.15%
  Allegheny County, Pennsylvania,
   Hospital Development Authority,
   Presbyterian University, Series B1,
   5.65% due 03/01/18...................     95,000            95,000
  Allentown, Pennsylvania, Area Hospital
   Authority Revenue, Sacred Heart
   Hospital, Series B, 5.55% due
   07/01/23.............................    200,000           200,000
  Birmingham-Carraway, Alabama, Special
   Care Facilities Financing Authority
   Revenue, 5.55% due 08/15/28..........    100,000           100,000
  Butte-Silver Bow, Montana, Pollution
   Control Revenue, Rhone-Poulenc, Inc.
   Project, 5.55% due 03/01/16..........    100,000           100,000
  Cleveland, Ohio, Income Tax Revenue,
   AMBAC Insured, 5.55% due 05/15/24....    100,000           100,000
  Coastal Bend, Texas, Health Facilities
   Corp. Revenue, Incarnate World Health
   Systems, Series B, 5.60% due
   08/15/28.............................    200,000           200,000
  Florida, Housing Financing Agency,
   Multi-Family Revenue Refunding, 5.40%
   due 04/01/26.........................    200,000           200,000
  Fort Wayne, Indiana, Hospital
   Authority Revenue, Parkview Memorial
   Hospital, Series D, 5.55% due
   01/01/16.............................    200,000           200,000
  Indiana, Health Facility Authority
  Revenue, Capital Access '90, 5.50% due
  12/01/10..............................    100,000           100,000
  Capital Access '91, 5.50% due
   08/01/06.............................    100,000           100,000
  Illinois, Health Facilities Financing
   Authority Revenue, Ingalls Memorial
   Hospital, Series C, 5.50% due
   01/01/16.............................    200,000           200,000
  Massachusetts, Health and Educational
   Facilities Authority Revenue, Amherst
   College, Series F, 5.10% due
   11/01/26.............................    200,000           200,000
   Newton Wellesley Hospital, Series F,
   5.20% due 07/01/25...................    200,000           200,000
  Montana, Health Facilities Authority
   Revenue, Health Care Pooled Loan
   Program, Series A, AMBAC Insured,
   5.40% due 12/01/20...................    200,000           200,000
  Morgan County, Utah, Solid Waste
   Disposal Revenue, Holnam, Inc.
   Project, AMT, 5.60% due 08/01/31.....    100,000           100,000
  Providence, Rhode Island, General
   Obligation, 6.75% due 01/15/10.......    225,000           229,688
  Purdue University, Indiana, Revenue,
   Student Fee Series L, 5.40% due
   07/01/20.............................    100,000           100,000

Statements of Investments in Securities and Net Assets         December 31, 1999
--------------------------------------------------------------------------------

Atlas National Municipal Money Fund                       (continued)
---------------------------------------------------------------------
                                                             value
                                          face amount       (note 1)
                                          ---------         --------
  Winston-Salem, North Carolina, COP,
   Risk Acceptance Management Corp.,
   5.55% due 07/01/09...................   $175,000        $  175,000
                                                             --------
  Total Variable Rate Demand Notes (cost: $2,799,688)       2,799,688
                                                             --------
TOTAL SECURITIES (COST: $4,819,338) - 106.98%               4,819,338
OTHER ASSETS AND LIABILITIES, NET - (6.98)%                 (314,250)
                                                             --------
NET ASSETS - 100.00%                                       $4,505,088
                                                             --------
                                                             --------

Atlas U.S. Treasury Money Fund
--------------------------------------------------------------------
                                                            value
                                        face amount       (note 1)
                                        -----------      -----------
UNITED STATES TREASURY BILLS - 52.94%
  4.63% - 5.31% due
      01/20/00 - 03/30/00.............  $30,035,000      $29,868,258
                                                           ---------
  Total United States Treasury Bills (cost:
    $29,868,258)                                          29,868,258
                                                           ---------
UNITED STATES TREASURY NOTES - 47.64%
  5.38% - 6.38% due
    01/15/00 - 03/31/00...............  26,245,000        26,879,040
                                                           ---------
  Total United States Treasury Notes (cost:
    $26,879,040)                                          26,879,040
                                                           ---------
TOTAL SECURITIES (COST: $56,747,298) - 100.58%            56,747,298
OTHER ASSETS AND LIABILITIES, NET - (.58)%                  (326,349)
                                                           ---------
NET ASSETS - 100.00%                                     $56,420,949
                                                           ---------
                                                           ---------

* Variable rate demand notes are tax-exempt obligations which contain a floating or variable interest rate adjustment formula (computed daily or weekly) and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon short notice prior to specified dates. The interest rate may change on specified dates in relationship with changes in a designated rate (such as the prime interest or U.S. Treasury Bill rates).
(a) Restricted securities which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the year the value of these securities amounted to $2,767,475 or 3.41% of net assets in the Balanced Fund, $397,373 or 0.50% of net assets in the Global Growth Fund, $17,667,500 or 4.07% of net assets in the Growth and Income Fund, and $5,554,001 or 7.66% of net assets in the Strategic Income Fund.
(b) Non-income producing security.
(c) Represents the current interest rate for a variable rate security.
(d) Denotes a step bond: a zero coupon bond that converts to a fixed rate of interest at a designated future date.
(e) Represents the current interest rate for an increasing rate security.
(f) Identifies issues considered to be illiquid - See Note 10 to Financial Statements.
(g) Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed-income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs).
(h) Interest or dividend is paid in kind.
(i) Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, face amount disclosed represents total underlying principal.
(j) Face amount is reported in U.S. Dollars, except for those denoted in the following currencies:

    AUD - Australian Dollar        HUF - Hungarian Forint
    ARP - Argentine Peso           JPY - Japanese Yen
    BRA- Brazilian Real            MXP - Mexican Nuevo Peso
    CAD - Canadian Dollar          NOK - Norwegian Krone
    DEM - German Deutsche Mark     NZD - New Zealand Dollar
    DKK - Danish Krone             PLZ - Polish Zloty
    EUR - European Currency Unit   RUR - Russian Ruble
    GBP - British Pound Sterling   SEK - Swedish Krona
    GRD - Greek Drachma            ZAR - South African Rand

(k) Securities with an aggregate market value of $261,635 are held in collateralized accounts to cover initial margin requirements on open futures purchases and sales contracts. See Note 8 of Notes to Financial Statements.
(l) A sufficient amount of securities has been designated to cover outstanding forward currency exchange contracts. See Note 7 of Notes to Financial Statements.
(m) For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.
(n) Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity.
(o) A sufficient amount of securities has been designated to cover outstanding written call and put options, as follows:

                                                    CONTRACTS/FACE      EXPIRATION   EXERCISE             PREMIUM    MARKET VALUE
                                                  SUBJECT TO CALL/PUT      DATE       PRICE               RECEIVED    SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------------
Strategic Income Fund:
-------------------
Brazilian Real Put Option                                862,470        1/28/2000     2.0535    BRA       $14,280       $  862
Japanese Yen Call Option                              36,000,000         3/6/2000    96.10      JPY         3,727        3,780
                                                                                                           -------------------
                                                                                                          $18,007       $4,642
                                                                                                           -------------------
                                                                                                           -------------------

ACES = Automatic Common Exchange Security
ADR = American Depositary Receipt
AMBAC = AMBAC Indemnity Corporation
AMT = Alternative Minimum Tax
COP = Certificate of Participation
FGIC = Financial Guarantee Insurance Corporation
FSA = Financial Security Assurance Inc.
GDR = Global Depositary Receipt
MBIA = Municipal Bond Investors Assurance
MIPS = Monthly Income Preferred Shares
PIES = Premium Income Equity Security
PRIDES = Provisionally Redeemable Income Debt Exchangeable for Stock STRYPES = Structured Yield Product Exchangeable for Stock

      The accompanying notes are an integral part of these financial statements.

                    (This page is intentionally left blank)

Statements of Assets and Liabilities                           December 31, 1999
--------------------------------------------------------------------------------

                                    Stock Funds
                                    ---------------------------------------------------------------------------------------------
                                                         Emerging             Global             Growth and           Strategic
                                     Balanced             Growth              Growth               Income               Growth
                                       Fund                Fund                Fund                 Fund                 Fund
                                    ---------------------------------------------------------------------------------------------
ASSETS:
  Investment in securities, at
    identified cost.............    $80,093,105         $15,433,935         $53,735,613         $305,342,416         $ 90,927,159
                                      ---------           ---------           ---------           ----------           ----------
                                      ---------           ---------           ---------           ----------           ----------
  Investment in securities, at
    value.......................    $81,093,275         $21,616,838         $76,978,715         $434,780,505         $116,996,407
  Cash..........................              0                   0                   0                    0                    0
  Receivables:
    Securities sold.............              0              10,219           2,113,491                    0                    0
    Fund's shares sold..........         11,117              11,356             213,744              536,810              412,632
    Interest and dividends......        370,831               3,910              12,238              351,849               13,036
    Other.......................             11                   0              31,985                    0                    0
  Unrealized appreciation on
    forward foreign exchange
    currency contracts (Note
    7)..........................              0                   0               5,952                    0                    0
                                      ---------           ---------           ---------           ----------           ----------
  Total assets..................     81,475,234          21,642,323          79,356,125          435,669,164          117,422,075
                                      ---------           ---------           ---------           ----------           ----------
LIABILITIES:
  Payables for:
    Securities purchased........              0                   0             441,931                    0                    0
    Fund's shares redeemed......          3,520                 500               6,567              278,329              132,676
    Dividends...................         87,565             100,754              78,386              701,466              161,257
  Accrued expenses..............        116,344              26,598              94,546              497,291              141,497
  Other liabilities.............              0                   0                   0                    0                    0
  Options written, at value
    (premiums received
    $18,007)....................              0                   0                   0                    0                    0
  Variation margin on futures
    contracts...................              0                   0                   0                    0                    0
                                      ---------           ---------           ---------           ----------           ----------
  Total liabilities.............        207,429             127,852             621,430            1,477,086              435,430
                                      ---------           ---------           ---------           ----------           ----------
NET ASSETS......................    $81,267,805         $21,514,471         $78,734,695         $434,192,078         $116,986,645
                                      ---------           ---------           ---------           ----------           ----------
                                      ---------           ---------           ---------           ----------           ----------
NET ASSETS CONSIST OF:
  Net unrealized appreciation
  (depreciation)................    $ 1,000,161         $ 6,182,903         $23,247,267         $129,438,089         $ 26,069,248
  Accumulated net realized gain
    (loss)......................            870             155,504            (572,988)              63,027               63,088
  Undistributed net investment
    income (loss)...............             84            (349,910)             63,199                  291             (114,887)
  Paid in capital...............     80,266,690          15,525,974          55,997,217          304,690,671           90,969,196
                                      ---------           ---------           ---------           ----------           ----------
NET ASSETS......................    $81,267,805         $21,514,471         $78,734,695         $434,192,078         $116,986,645
                                      ---------           ---------           ---------           ----------           ----------
                                      ---------           ---------           ---------           ----------           ----------
NET ASSET VALUE PER SHARE:
  Class A
    Net Assets..................    $73,364,648         $19,551,281         $70,300,128         $410,721,098         $102,427,694
    Shares outstanding..........      5,660,009           1,040,715           3,646,801           15,433,843            4,989,179
    Net asset value per share
    and maximum offering
    price.......................    $     12.96         $     18.79         $     19.28         $      26.61         $      20.53
  Class B
    Net Assets..................    $ 7,903,157         $ 1,963,190         $ 8,434,567         $ 23,470,980         $ 14,558,951
    Shares outstanding..........        612,285             106,487             448,876              886,586              722,982
    Net asset value per share
    and maximum offering
    price.......................    $     12.91         $     18.44         $     18.79         $      26.47         $      20.14
CAPITAL SHARES AUTHORIZED:......     20,000,000          15,000,000          15,000,000           20,000,000           10,000,000
                                      ---------           ---------           ---------           ----------           ----------
                                      ---------           ---------           ---------           ----------           ----------

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Bond Funds                                                    Money Funds
---------------------------------------------------------------------------------------------------------
 California      National      Strategic    U.S. Government    California      National
 Municipal      Municipal       Income       and Mortgage      Municipal      Municipal     U.S. Treasury
 Bond Fund      Bond Fund        Fund       Securities Fund    Money Fund     Money Fund     Money Fund
---------------------------------------------------------------------------------------------------------
$204,594,186   $ 56,454,627   $78,105,755    $220,488,870     $ 39,095,679   $  4,819,338   $ 56,747,298
  ----------     ----------     ---------    ------------       ----------     ----------    -----------
  ----------     ----------     ---------    ------------       ----------     ----------    -----------
$201,159,911   $ 55,820,218   $73,689,119    $212,324,715     $ 39,095,679   $  4,819,338   $ 56,747,298
           0              0         1,579             113            6,551              0            905
           0              0        48,773               0                0              0              0
     150,000         10,000        87,284          61,000           31,837              0        256,367
   3,512,456        833,664     1,465,611       1,274,838          305,906         41,039              0
           0              0             0          20,174                0              0              0
           0              0         4,554               0                0              0              0
  ----------     ----------     ---------    ------------       ----------     ----------    -----------
 204,822,367     56,663,882    75,296,920     213,680,840       39,439,973      4,860,377     57,004,570
  ----------     ----------     ---------    ------------       ----------     ----------    -----------
           0              0     2,372,850       5,008,499                0        301,950              0
      29,770         37,602        27,622         270,388           97,572          2,650        541,922
     257,652         56,303       274,937         384,570            4,200            391          9,386
     238,060         70,144       111,021         264,798           21,705          3,203         32,313
      40,991         46,002             0           3,874                0         47,095              0
           0              0         4,642               0                0              0              0
           0              0         2,392               0                0              0              0
  ----------     ----------     ---------    ------------       ----------     ----------    -----------
     566,473        210,051     2,793,464       5,932,129          123,477        355,289        583,621
  ----------     ----------     ---------    ------------       ----------     ----------    -----------
$204,255,894   $ 56,453,831   $72,503,456    $207,748,711     $ 39,316,496   $  4,505,088   $ 56,420,949
  ----------     ----------     ---------    ------------       ----------     ----------    -----------
  ----------     ----------     ---------    ------------       ----------     ----------    -----------
$ (3,434,275)  $   (634,409)  $(4,435,668)   $ (8,164,155)    $          0   $          0   $          0
    (532,417)      (761,250)   (2,413,737)    (15,066,214)             (85)          (377)       (25,252)
           0              0        84,173               0                0              0              0
 208,222,586     57,849,490    79,268,688     230,979,080       39,316,581      4,505,465     56,446,201
  ----------     ----------     ---------    ------------       ----------     ----------    -----------
$204,255,894   $ 56,453,831   $72,503,456    $207,748,711     $ 39,316,496   $  4,505,088   $ 56,420,949
  ----------     ----------     ---------    ------------       ----------     ----------    -----------
  ----------     ----------     ---------    ------------       ----------     ----------    -----------
$198,405,611   $ 54,295,916   $67,218,071    $202,965,552     $ 39,316,496   $  4,505,088   $ 55,891,966
  18,929,704      5,170,338    14,394,812      21,126,201       39,316,581      4,505,465     55,917,140
$      10.48   $      10.50   $      4.67    $       9.61     $       1.00   $       1.00   $       1.00
$  5,850,283   $  2,157,915   $ 5,285,385    $  4,783,159               NA             NA   $    528,983
     557,857        205,373     1,133,666         497,827               NA             NA        529,061
$      10.49   $      10.51   $      4.66    $       9.61               NA             NA   $       1.00
  50,000,000     20,000,000    50,000,000      50,000,000      350,000,000    130,000,000    125,000,000
  ----------     ----------     ---------    ------------       ----------     ----------    -----------
  ----------     ----------     ---------    ------------       ----------     ----------    -----------

Statements of Operations                    For the year ended December 31, 1999
--------------------------------------------------------------------------------

                                       Stock Funds
                                       ------------------------------------------------------------------------------------------
                                                            Emerging            Global            Growth and           Strategic
                                        Balanced             Growth             Growth              Income              Growth
                                          Fund                Fund               Fund                Fund                Fund
                                       ------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Income:
    Interest.......................    $ 2,217,559         $   51,935         $   104,333         $ 2,244,751         $   582,499
    Dividends......................      1,995,771              7,354             735,271           3,183,048             406,875
                                         ---------           --------           ---------           ---------           ---------
  Total income.....................      4,213,330             59,289             839,604           5,427,799             989,374
                                         ---------           --------           ---------           ---------           ---------
  Expenses:
    Management fees................        662,847            122,173             398,935           2,103,766             624,519
    Distribution fees:
      Class A......................        213,326             34,268             108,743             779,698             191,783
      Class B......................         70,222             11,733              47,773             165,612              93,780
    Transfer agency fees and
      expenses.....................        105,042             48,261              68,285             272,476             106,750
    Custodian fees and expenses....         51,284             46,486             124,936             154,221              47,924
    Directors' fees................          4,154                670               2,181              14,597               3,906
    Registration fees..............          2,708              1,869               3,638              15,870               2,601
    Accounting and legal fees......         16,054             14,288              15,029              21,220              15,888
    Reports to shareholders........         17,068              5,610              10,756              47,548              18,028
    Other..........................          4,241                514               2,060              13,369               3,210
                                         ---------           --------           ---------           ---------           ---------
      Total expenses...............      1,146,946            285,872             782,336           3,588,377           1,108,389
    Management fees waived:
      Class A......................              0             (4,167)                  0                   0                   0
      Class B......................              0               (471)                  0                   0                   0
    Distribution fees waived:
      Class A......................              0            (25,345)                  0                   0                   0
      Class B......................              0                  0                   0             (10,034)                  0
    Expense reimbursement:
      Class A......................              0                  0                   0                   0                   0
      Class B......................         (9,316)           (12,383)             (9,799)             (9,422)             (5,294)
                                         ---------           --------           ---------           ---------           ---------
  Net expenses.....................      1,137,630            243,506             772,537           3,568,921           1,103,095
                                         ---------           --------           ---------           ---------           ---------
  Net investment income (loss).....      3,075,700           (184,217)             67,067           1,858,878            (113,721)
                                         ---------           --------           ---------           ---------           ---------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN
CURRENCY:
  Realized gain (loss) from:
    Security transactions
    (including premiums on options
    exercised).....................      1,799,082          2,405,133          12,281,356          34,843,270          17,416,509
    Closing of futures contracts...              0                  0                   0                   0                   0
    Closing and expiration of
    options written................              0                  0                   0             159,831                   0
    Foreign currency
    transactions...................              0                  0            (266,544)                  0                   0
                                         ---------           --------           ---------           ---------           ---------
  Net realized gain (loss) on
  investments and foreign
  currency.........................      1,799,082          2,405,133          12,014,812          35,003,101          17,416,509
                                         ---------           --------           ---------           ---------           ---------
  Unrealized appreciation
  (depreciation):
    Beginning of year..............     10,760,597          2,616,144           9,092,999          67,840,229          10,726,776
    End of year....................      1,000,161          6,182,903          23,247,267         129,438,089          26,069,248
                                         ---------           --------           ---------           ---------           ---------
  Net change in unrealized
  appreciation (depreciation) on
  investments and foreign
  currency.........................     (9,760,436)         3,566,759          14,154,268          61,597,860          15,342,472
                                         ---------           --------           ---------           ---------           ---------
  Net realized and unrealized gain
  (loss) on investments and foreign
  currency.........................     (7,961,354)         5,971,892          26,169,080          96,600,961          32,758,981
                                         ---------           --------           ---------           ---------           ---------
  Net increase (decrease) in net
  assets resulting from
  operations.......................    $(4,885,654)        $5,787,675         $26,236,147         $98,459,839         $32,645,260
                                         ---------           --------           ---------           ---------           ---------
                                         ---------           --------           ---------           ---------           ---------

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Bond Funds                                                     Money Funds
------------------------------------------------------------------------------------------------------
 California       National      Strategic    U.S. Government   California    National
 Municipal        Municipal      Income       and Mortgage     Municipal    Municipal    U.S. Treasury
 Bond Fund        Bond Fund       Fund       Securities Fund   Money Fund   Money Fund    Money Fund
------------------------------------------------------------------------------------------------------
$ 11,919,782     $ 3,504,451   $ 6,663,093    $ 15,762,935     $1,190,008    $179,177     $2,594,076
           0               0       114,109               0              0           0              0
  ----------       ---------     ---------     -----------       --------    --------     ----------
  11,919,782       3,504,451     6,777,202      15,762,935      1,190,008     179,177      2,594,076
  ----------       ---------     ---------     -----------       --------    --------     ----------
   1,193,691         344,847       530,914       1,226,877        195,594      26,879        279,064
     524,115         149,608       161,899         542,579         97,797      13,440        138,076
      55,416          21,422        45,216          45,277             NA          NA          4,369
     124,243          54,653        88,796         226,750         26,608       6,795        106,821
     117,883          42,720       141,830         194,521         28,991      13,917         29,611
       9,519           2,753         3,104           9,782          1,715         236          2,448
       3,707           1,965         3,716           4,585          3,692       1,775          1,778
      18,729          15,344        27,125          18,848         13,736      13,015         15,178
      14,289           5,261         9,577          26,929          3,133         746         10,615
       9,977           3,176         3,121           9,975          1,760         249          2,988
  ----------       ---------     ---------     -----------       --------   ---------    -----------
   2,071,569         641,749     1,015,298       2,306,123        373,026      77,052        590,948
           0               0       (27,140)              0        (28,796)    (24,855)       (49,900)
           0               0        (2,733)              0             NA          NA           (526)
    (102,096)         (4,748)     (113,040)              0        (97,797)    (13,440)      (138,076)
           0               0             0               0             NA          NA              0
           0               0             0               0              0        (982)             0
     (14,081)        (14,562)      (12,213)        (13,358)            NA          NA        (14,760)
  ----------       ---------     ---------    ------------       --------    --------     ----------
   1,955,392         622,439       860,172       2,292,765        246,433      37,775        387,686
  ----------       ---------     ---------    ------------       --------    --------     ----------
   9,964,390       2,882,012     5,917,030      13,470,170        943,575     141,402      2,206,390
  ----------       ---------     ---------    ------------       --------    --------     ----------
    (538,999)       (786,965)   (1,574,657)       (432,240)             0           0         (1,108)
           0               0      (240,639)              0              0           0              0
           0               0         9,830               0              0           0              0
           0               0      (114,903)              0              0           0              0
  ----------       ---------     ---------    ------------       --------    --------     ----------
    (538,999)       (786,965)   (1,920,369)       (432,240)             0           0         (1,108)
  ----------       ---------     ---------    ------------       --------    --------     ----------
  15,896,139       4,551,750    (1,791,396)      4,098,554              0           0              0
  (3,434,275)       (634,409)   (4,435,668)     (8,164,155)             0           0              0
  ----------       ---------     ---------    ------------       --------    --------     ----------
 (19,330,414)     (5,186,159)   (2,644,272)    (12,262,709)             0           0              0
  ----------       ---------     ---------    ------------       --------    --------     ----------
 (19,869,413)     (5,973,124)   (4,564,641)    (12,694,949)             0           0         (1,108)
  ----------       ---------     ---------    ------------       --------    --------     ----------
$ (9,905,023)    $(3,091,112)  $ 1,352,389    $    775,221     $  943,575    $141,402     $2,205,282
  ----------       ---------     ---------    ------------       --------    --------     ----------
  ----------       ---------     ---------    ------------       --------    --------     ----------

Statements of Changes in Net Assets              For the years ended December 31
--------------------------------------------------------------------------------

                                               Stock Funds
                                               ----------------------------------------------------------------
                                               Balanced Fund                       Emerging Growth Fund
                                               ----------------------------------------------------------------
                                                   1999              1998             1999             1998
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
  Net investment income (loss)...........      $  3,075,700      $  2,616,330      $  (184,217)     $  (127,047)
  Net realized gain (loss) on investments
  and foreign currency...................         1,799,082         2,770,672        2,405,133       (1,164,001)
  Net change in unrealized appreciation
  (depreciation) on investments and
  foreign currency.......................        (9,760,436)          745,373        3,566,759        1,692,655
                                                 ----------        ----------        ---------        ---------
  Net increase (decrease) in net assets
  resulting from operations..............        (4,885,654)        6,132,375        5,787,675          401,607
                                                 ----------        ----------        ---------        ---------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income:
    Class A..............................        (2,814,255)       (2,355,024)               0                0
    Class B..............................          (261,528)         (261,128)               0                0
  Tax return of capital:
    Class A..............................                 0                 0                0                0
    Class B..............................                 0                 0                0                0
  From net realized gain:
    Class A..............................        (1,622,901)       (2,482,959)        (829,220)               0
    Class B..............................          (175,980)         (287,023)         (84,428)               0
  In excess of net realized gain on
  investments:
    Class A..............................                 0                 0                0                0
    Class B..............................                 0                 0                0                0
                                                 ----------        ----------        ---------        ---------
  Total distributions:
    Class A..............................        (4,437,156)       (4,837,983)        (829,220)               0
    Class B..............................          (437,508)         (548,151)         (84,428)               0
                                                 ----------        ----------        ---------        ---------
CAPITAL SHARE TRANSACTIONS:
  Net proceeds from sales of shares:
    Class A..............................        22,687,245        48,172,573        3,679,935        9,959,353
    Class B..............................           240,048           506,658          104,260          124,939
  Reinvestment of distributions:
    Class A..............................         4,281,806         4,691,092          731,653                0
    Class B..............................           404,505           511,405           83,628                0
  Cost of shares redeemed:
    Class A..............................       (33,217,461)      (14,427,520)      (6,043,303)      (3,549,539)
    Class B..............................        (1,937,618)         (638,463)        (732,436)        (382,842)
                                                 ----------        ----------        ---------        ---------
  Net increase (decrease) in net assets
  resulting from capital share
  transactions:
    Class A..............................        (6,248,410)       38,436,145       (1,631,715)       6,409,814
    Class B..............................        (1,293,065)          379,600         (544,548)        (257,903)
                                                 ----------        ----------        ---------        ---------
  Net increase (decrease) in net
  assets.................................       (17,301,793)       39,561,986        2,697,764        6,553,518
NET ASSETS:
  Beginning of year......................        98,569,598        59,007,612       18,816,707       12,263,189
                                                 ----------        ----------        ---------        ---------
  End of year............................      $ 81,267,805      $ 98,569,598      $21,514,471      $18,816,707
                                                 ----------        ----------        ---------        ---------
                                                 ----------        ----------        ---------        ---------

                                           Stock Funds
                                           ------------------------------------
                                           Global Growth Fund
                                           ------------------------------------
                                               1999             1998
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
  Net investment income (loss)...........  $     67,067      $   (13,764)
  Net realized gain (loss) on investments
  and foreign currency...................    12,014,812           (8,163)
  Net change in unrealized appreciation
  (depreciation) on investments and
  foreign currency.......................    14,154,268        5,151,652
                                             ----------        ---------
  Net increase (decrease) in net assets
  resulting from operations..............    26,236,147        5,129,725
                                             ----------        ---------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income:
    Class A..............................             0                0
    Class B..............................             0                0
  Tax return of capital:
    Class A..............................             0                0
    Class B..............................             0                0
  From net realized gain:
    Class A..............................   (10,542,628)               0
    Class B..............................    (1,298,105)               0
  In excess of net realized gain on
  investments:
    Class A..............................             0         (458,278)
    Class B..............................             0          (76,659)
                                             ----------        ---------
  Total distributions:
    Class A..............................   (10,542,628)        (458,278)
    Class B..............................    (1,298,105)         (76,659)
                                             ----------        ---------
CAPITAL SHARE TRANSACTIONS:
  Net proceeds from sales of shares:
    Class A..............................    18,101,415       12,555,581
    Class B..............................       259,545          145,313
  Reinvestment of distributions:
    Class A..............................    10,476,846          454,679
    Class B..............................     1,286,005           75,483
  Cost of shares redeemed:
    Class A..............................    (7,472,646)      (9,773,797)
    Class B..............................      (877,257)        (645,016)
                                             ----------        ---------
  Net increase (decrease) in net assets
  resulting from capital share
  transactions:
    Class A..............................    21,105,615        3,236,463
    Class B..............................       668,293         (424,220)
                                             ----------        ---------
  Net increase (decrease) in net
  assets.................................    36,169,322        7,407,031
NET ASSETS:
  Beginning of year......................    42,565,373       35,158,342
                                             ----------        ---------
  End of year............................  $ 78,734,695      $42,565,373
                                             ----------        ---------
                                             ----------        ---------

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                                        Bond Funds
    ---------------------------------------------------------------------------------------------------------------------

    Growth and Income Fund                    Strategic Growth Fund                     California Municipal Bond Fund
    ---------------------------------------------------------------------------------------------------------------------
        1999                 1998                 1999                 1998                 1999                 1998
    $  1,858,878         $  1,546,334         $   (113,721)        $    370,066         $  9,964,390         $  9,340,842
      35,003,101           18,119,781           17,416,509            4,195,214             (538,999)           1,982,806
      61,597,860           32,400,882           15,342,472            2,743,649          (19,330,414)             834,361
      ----------           ----------           ----------           ----------           ----------           ----------
      98,459,839           52,066,997           32,645,260            7,308,929           (9,905,023)          12,158,009
      ----------           ----------           ----------           ----------           ----------           ----------
      (1,834,528)          (1,504,508)                   0             (371,222)          (9,665,400)          (9,025,681)
         (24,044)             (41,814)                   0                    0             (298,990)            (315,161)
               0                    0                    0                    0                    0                    0
               0                    0                    0                    0                    0                    0
     (32,874,252)         (15,676,669)         (14,687,199)          (3,571,479)                   0           (1,910,671)
      (1,893,994)          (1,326,962)          (2,129,426)            (623,735)                   0              (71,983)
               0                    0                    0             (458,195)                   0                    0
               0                    0                    0              (78,584)                   0                    0
      ----------           ----------           ----------           ----------           ----------           ----------
     (34,708,780)         (17,181,177)         (14,687,199)          (4,400,896)          (9,665,400)         (10,936,352)
      (1,918,038)          (1,368,776)          (2,129,426)            (702,319)            (298,990)            (387,144)
      ----------           ----------           ----------           ----------           ----------           ----------
     107,995,479           60,420,339           18,311,954           27,311,748           35,340,518           30,974,047
       1,724,617            1,070,449              203,019              666,556              534,455              214,308
      34,076,335           16,845,096           14,549,718            4,360,431            6,730,296            7,860,019
       1,850,779            1,330,360            2,107,751              685,674              201,703              293,120
     (37,741,015)         (32,989,965)         (17,735,288)         (14,070,156)         (36,399,218)         (22,989,735)
      (5,103,625)          (2,659,625)          (2,532,213)          (1,560,567)          (2,202,981)            (582,127)
      ----------           ----------           ----------           ----------           ----------           ----------
     104,330,799           44,275,470           15,126,384           17,602,023            5,671,596           15,844,331
      (1,528,229)            (258,816)            (221,443)            (208,337)          (1,466,823)             (74,699)
      ----------           ----------           ----------           ----------           ----------           ----------
     164,635,591           77,533,698           30,733,576           19,599,400          (15,664,640)          16,604,145
     269,556,487          192,022,789           86,253,069           66,653,669          219,920,534          203,316,389
      ----------           ----------           ----------           ----------           ----------           ----------
    $434,192,078         $269,556,487         $116,986,645         $ 86,253,069         $204,255,894         $219,920,534
      ----------           ----------           ----------           ----------           ----------           ----------
      ----------           ----------           ----------           ----------           ----------           ----------

     Bond Funds
     ------------------------------
     National Municipal Bond
     Fund
     ------------------------------
         1999          1998
     $  2,882,012   $ 2,814,624
         (786,965)      613,677
       (5,186,159)       71,742
       ----------     ---------
       (3,091,112)    3,500,043
       ----------     ---------
       (2,764,990)   (2,689,025)
         (117,022)     (125,599)
                0             0
                0             0
                0      (585,693)
                0       (30,317)
                0             0
                0             0
       ----------     ---------
       (2,764,990)   (3,274,718)
         (117,022)     (155,916)
       ----------     ---------
        7,263,711     8,468,075
           67,933       157,266
        2,065,907     2,564,103
          104,652       138,510
      (11,885,385)   (7,280,380)
         (991,406)     (217,094)
       ----------     ---------
       (2,555,767)    3,751,798
         (818,821)       78,682
       ----------     ---------
       (9,347,712)    3,899,889
       65,801,543    61,901,654
       ----------     ---------
     $ 56,453,831   $65,801,543
       ----------     ---------
       ----------     ---------

Statements of Changes in Net Assets             For the years ended December 31,
--------------------------------------------------------------------------------

                                             Bond Funds
                                             ------------------------------------------------------------------
                                                                                 U.S. Government and
                                             Strategic Income Fund               Mortgage Securities Fund
                                             ------------------------------------------------------------------
                                                 1999              1998              1999              1998
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
  Net investment income (loss).........      $  5,917,030      $  4,805,633      $ 13,470,170      $ 12,982,148
  Net realized gain (loss) on
  investments and foreign currency.....        (1,920,369)         (378,134)         (432,240)          (51,560)
  Net change in unrealized appreciation
  (depreciation) on investments and
  foreign currency.....................        (2,644,272)       (2,299,057)      (12,262,709)         (570,534)
                                               ----------        ----------        ----------        ----------
  Net increase in net assets resulting
  from operations......................         1,352,389         2,128,442           775,221        12,360,054
                                               ----------        ----------        ----------        ----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income:
    Class A............................        (5,282,299)       (3,983,874)      (13,135,424)      (12,586,020)
    Class B............................          (448,447)         (480,703)         (334,746)         (396,128)
  Tax return of capital:
    Class A............................          (116,459)         (288,617)                0                 0
    Class B............................            (9,885)          (34,825)                0                 0
  From net realized gain:
    Class A............................                 0                 0                 0                 0
    Class B............................                 0                 0                 0                 0
  In excess of net realized gain on
  investments:
    Class A............................                 0           (39,601)                0                 0
    Class B............................                 0            (4,308)                0                 0
                                               ----------        ----------        ----------        ----------
  Total distributions:
    Class A............................        (5,398,758)       (4,312,092)      (13,135,424)      (12,586,020)
    Class B............................          (458,332)         (519,836)         (334,746)         (396,128)
                                               ----------        ----------        ----------        ----------
CAPITAL SHARE TRANSACTIONS:
  Net proceeds from sales of shares:
    Class A............................        26,590,070        46,697,973        53,886,742        48,394,123
    Class B............................           171,454           380,992           201,667           380,659
  Reinvestment of distributions:
    Class A............................         2,630,076         2,330,794         8,538,321         8,061,608
    Class B............................           252,032           285,373           233,826           276,715
  Cost of shares redeemed:
    Class A............................       (24,271,854)      (18,062,331)      (63,452,218)      (42,086,318)
    Class B............................        (1,943,379)       (1,228,478)       (2,112,512)       (1,058,306)
                                               ----------        ----------        ----------        ----------
  Net increase (decrease) in net assets
    resulting from capital share
    transactions:
    Class A............................         4,948,292        30,966,436        (1,027,155)       14,369,413
    Class B............................        (1,519,893)         (562,113)       (1,677,019)         (400,932)
                                               ----------        ----------        ----------        ----------
  Net increase (decrease) in net
  assets...............................        (1,076,302)       27,700,837       (15,399,123)       13,346,387
NET ASSETS:
  Beginning of year....................        73,579,758        45,878,921       223,147,834       209,801,447
                                               ----------        ----------        ----------        ----------
  End of year..........................      $ 72,503,456      $ 73,579,758      $207,748,711      $223,147,834
                                               ----------        ----------        ----------        ----------
                                               ----------        ----------        ----------        ----------

                                         Money Funds
                                         -------------------------------------
                                         California Municipal
                                         Money Fund
                                         -------------------------------------
                                             1999              1998
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
  Net investment income (loss).........  $    943,575      $  1,137,810
  Net realized gain (loss) on
  investments and foreign currency.....             0                 0
  Net change in unrealized appreciation
  (depreciation) on investments and
  foreign currency.....................             0                 0
                                           ----------        ----------
  Net increase in net assets resulting
  from operations......................       943,575         1,137,810
                                           ----------        ----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income:
    Class A............................      (943,575)       (1,137,810)
    Class B............................            NA                NA
  Tax return of capital:
    Class A............................             0                 0
    Class B............................            NA                NA
  From net realized gain:
    Class A............................             0                 0
    Class B............................            NA                NA
  In excess of net realized gain on
  investments:
    Class A............................             0                 0
    Class B............................            NA                NA
                                           ----------        ----------
  Total distributions:
    Class A............................      (943,575)       (1,137,810)
    Class B............................            NA                NA
                                           ----------        ----------
CAPITAL SHARE TRANSACTIONS:
  Net proceeds from sales of shares:
    Class A............................    27,193,098        31,054,254
    Class B............................            NA                NA
  Reinvestment of distributions:
    Class A............................       905,689         1,091,252
    Class B............................            NA                NA
  Cost of shares redeemed:
    Class A............................   (29,265,777)      (36,412,745)
    Class B............................            NA                NA
                                           ----------        ----------
  Net increase (decrease) in net assets
    resulting from capital share
    transactions:
    Class A............................    (1,166,990)       (4,267,239)
    Class B............................            NA                NA
                                           ----------        ----------
  Net increase (decrease) in net
  assets...............................    (1,166,990)       (4,267,239)
NET ASSETS:
  Beginning of year....................    40,483,486        44,750,725
                                           ----------        ----------
  End of year..........................  $ 39,316,496      $ 40,483,486
                                           ----------        ----------
                                           ----------      ----------

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

            -------------------------------------------------------------------
            National Municipal
            Money Fund                           U.S. Treasury Money Fund
            -------------------------------------------------------------------
               1999             1998                 1999              1998
            $   141,402      $   166,712         $  2,206,390      $  2,643,142
                      0                0               (1,108)           (4,012)
                      0                0                    0                 0
              ---------        ---------           ----------        ----------
                141,402          166,712            2,205,282         2,639,130
              ---------        ---------           ----------        ----------
               (141,402)        (166,712)          (2,187,656)       (2,632,049)
                     NA               NA              (18,734)          (11,093)
                      0                0                    0                 0
                     NA               NA                    0                 0
                      0                0                    0                 0
                     NA               NA                    0                 0
                      0                0                    0                 0
                     NA               NA                    0                 0
              ---------        ---------           ----------        ----------
               (141,402)        (166,712)          (2,187,656)       (2,632,049)
                     NA               NA              (18,734)          (11,093)
              ---------        ---------           ----------        ----------
              3,134,507        2,701,089           43,976,388        50,707,219
                     NA               NA              634,612           800,236
                135,153          153,899            2,076,614         2,505,436
                     NA               NA               18,729            10,803
             (4,229,068)      (3,969,166)         (48,346,071)      (55,056,160)
                     NA               NA             (665,542)         (433,563)
              ---------        ---------           ----------        ----------
               (959,408)      (1,114,178)          (2,293,069)       (1,843,505)
                     NA               NA              (12,201)          377,476
              ---------        ---------           ----------        ----------
               (959,408)      (1,114,178)          (2,306,378)       (1,470,041)
              5,464,496        6,578,674           58,727,327        60,197,368
              ---------        ---------           ----------        ----------
            $ 4,505,088      $ 5,464,496         $ 56,420,949      $ 58,727,327
              ---------        ---------           ----------      ----------
              ---------        ---------           ----------      ----------

Financial Highlights       selected data for a share outstanding throughout each
period
--------------------------------------------------------------------------------

                                    Stock Funds
                                    ---------------------------------------------------------------------------
                                    Balanced Fund
                                    Class A                                           Class B
                                    ---------------------------------------------------------------------------
                                    December 31,                                      December 31,
                                     1999      1998      1997      1996      1995      1999     1998      1997
Net asset value, beginning of
 period...........................  $ 14.47   $ 14.14   $ 12.18   $ 11.19   $  9.23   $14.41   $ 14.09   $12.15
                                      -----     -----     -----     -----     -----     ----     -----     ----
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss).....     0.48      0.46      0.46      0.42      0.42     0.41      0.41     0.39
 Net realized and unrealized gain
 on investments...................    (1.21)     0.75      2.27      1.32      2.02    (1.20)     0.72     2.26
                                      -----     -----     -----     -----     -----     ----     -----     ----
 Total from investment
 operations.......................    (0.73)     1.21      2.73      1.74      2.44    (0.79)     1.13     2.65
                                      -----     -----     -----     -----     -----     ----     -----     ----
LESS DISTRIBUTIONS:
 From net investment income.......    (0.48)    (0.46)    (0.46)    (0.42)    (0.42)   (0.41)    (0.39)   (0.40)
 From net capital gains...........    (0.30)    (0.42)    (0.31)    (0.33)    (0.06)   (0.30)    (0.42)   (0.31)
 In excess of realized gains......     0.00      0.00      0.00      0.00      0.00     0.00      0.00     0.00
 Tax return of capital
 distribution.....................     0.00      0.00      0.00      0.00      0.00     0.00      0.00     0.00
                                      -----     -----     -----     -----     -----     ----     -----     ----
 Total distributions..............    (0.78)    (0.88)    (0.77)    (0.75)    (0.48)   (0.71)    (0.81)   (0.71)
                                      -----     -----     -----     -----     -----     ----     -----     ----
Net asset value, end of period....  $ 12.96   $ 14.47   $ 14.14   $ 12.18   $ 11.19   $12.91   $ 14.41   $14.09
                                      -----     -----     -----     -----     -----     ----     -----     ----
                                      -----     -----     -----     -----     -----     ----     -----     ----
Total return(3)...................    -5.20%     8.63%    22.72%    15.81%    26.76%   -5.64%     8.04%   22.05%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
 (000's)..........................  $73,365   $88,430   $49,456   $29,289   $13,547   $7,903   $10,139   $9,552
 Ratio of expenses to average net
 assets:(4)
   Before expense waivers and
   reimbursement..................     1.15%     1.16%     1.20%     1.28%     1.53%    1.74%     1.76%    1.91%
   After expense waivers and
   reimbursement..................     1.15%     1.16%     1.20%     1.28%     1.48%    1.64%     1.66%    1.69%
 Ratio of net investment income to
 average net assets(4)............     3.30%     3.28%     3.58%     3.86%     4.15%    2.80%     2.77%    3.07%
 Portfolio turnover rate..........    51.94%    33.62%    14.71%    41.41%    25.84%   51.94%    33.62%   14.71%

                                    Stock Funds
                                    -------------------

                                    Class B
                                    -------------------
                                    December 31,
                                     1996     1995
Net asset value, beginning of
 period...........................  $11.17   $ 9.22
                                      ----     ----
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss).....    0.36     0.35
 Net realized and unrealized gain
 on investments...................    1.32     2.03
                                      ----     ----
 Total from investment
 operations.......................    1.68     2.38
                                      ----     ----
LESS DISTRIBUTIONS:
 From net investment income.......   (0.37)   (0.37)
 From net capital gains...........   (0.33)   (0.06)
 In excess of realized gains......    0.00     0.00
 Tax return of capital
 distribution.....................    0.00     0.00
                                      ----     ----
 Total distributions..............   (0.70)   (0.43)
                                      ----     ----
Net asset value, end of period....  $12.15   $11.17
                                      ----     ----
                                      ----     ----
Total return(3)...................   15.25%   26.08%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
 (000's)..........................  $4,802   $1,632
 Ratio of expenses to average net
 assets:(4)
   Before expense waivers and
   reimbursement..................    2.21%    3.25%
   After expense waivers and
   reimbursement..................    1.77%    1.99%
 Ratio of net investment income to
 average net assets(4)............    3.37%    3.66%
 Portfolio turnover rate..........   41.41%   25.84%

(1) Commencement of operations.

(2) Effective date of registration.

(3) Total returns assume purchase at net asset value (without sales charge) at the beginning of each period. Returns for periods less than a full year are aggregate (non-annualized) returns.

(4) Annualized when the period presented is less than one year.

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

     -------------------------------------------------------------------------------------------------------------
     Emerging Growth Fund                                                              Global Growth Fund
     Class A                                  Class B                                  Class A
     -------------------------------------------------------------------------------------------------------------
                          April 30, 1997(1)                        April 30, 1997(1)
     Dec. 31,                  through        Dec. 31,                  through        December 31,
       1999      1998       Dec. 31, 1997       1999      1998       Dec. 31, 1997      1999      1998      1997
     $ 13.75    $ 13.00    $         10.00    $ 13.60    $ 12.93    $         10.00    $ 14.56   $ 12.69   $ 10.96
     -------      -----             ------     ------      -----              -----      -----     -----     -----
       (0.15)     (0.09)             (0.05)     (0.23)     (0.17)             (0.12)      0.03      0.00      0.02
        6.02       0.84               3.05       5.90       0.84               3.05       8.10      2.21      2.65
     -------      -----             ------     ------      -----              -----      -----     -----     -----
        5.87       0.75               3.00       5.67       0.67               2.93       8.13      2.21      2.67
     -------      -----             ------     ------      -----              -----      -----     -----     -----
        0.00       0.00               0.00       0.00       0.00               0.00       0.00      0.00      0.00
       (0.83)      0.00               0.00      (0.83)      0.00               0.00      (3.41)    (0.18)    (0.84)
        0.00       0.00               0.00       0.00       0.00               0.00       0.00     (0.16)    (0.10)
        0.00       0.00               0.00       0.00       0.00               0.00       0.00      0.00      0.00
     -------      -----             ------     ------      -----              -----      -----     -----     -----
       (0.83)      0.00               0.00      (0.83)      0.00               0.00      (3.41)    (0.34)    (0.94)
     -------      -----             ------     ------      -----              -----      -----     -----     -----
     $ 18.79    $ 13.75    $         13.00    $ 18.44    $ 13.60    $         12.93    $ 19.28   $ 14.56   $ 12.69
     -------      -----             ------     ------      -----              -----      -----     -----     -----
     -------      -----             ------     ------      -----              -----      -----     -----     -----
       42.68%      5.77%             30.00%     41.68%      5.18%             29.30%     55.85%    16.19%    24.35%
     $19,551    $16,747    $        10,028    $ 1,963    $ 2,070    $         2,235    $70,300   $36,549   $29,468
        1.74%      1.59%              1.88%      2.98%      2.62%              3.25%      1.48%     1.53%     1.66%
        1.53%      1.49%              1.49%      2.16%      2.08%              2.23%      1.48%     1.53%     1.62%
       -1.14%     -0.68%             -0.59%     -1.78%     -1.27%             -1.35%      0.19%     0.04%     0.14%
      184.32%    106.24%             17.06%    184.32%    106.24%             17.06%    103.02%    74.52%    63.62%

     ---------------------------------------------------------------------

                         Class B
     ---------------------------------------------------------------------
     April 30, 1996(2)                               April 30, 1996(2)
          through        December 31,                     through
       Dec. 31, 1996      1999      1998     1997      Dec. 31, 1996
      $         10.14    $ 14.32   $12.55   $10.91    $         10.14
               ------      -----     ----     ----              -----
                 0.01      (0.05)   (0.06)   (0.05)             (0.03)
                 1.10       7.93     2.17     2.63               1.08
               ------      -----     ----     ----              -----
                 1.11       7.88     2.11     2.58               1.05
               ------      -----     ----     ----              -----
                (0.01)      0.00     0.00     0.00               0.00
                (0.27)     (3.41)   (0.18)   (0.84)             (0.27)
                (0.01)      0.00    (0.16)   (0.10)             (0.01)
                 0.00       0.00     0.00     0.00               0.00
               ------      -----     ----     ----              -----
                (0.29)     (3.41)   (0.34)   (0.94)             (0.28)
               ------      -----     ----     ----              -----
      $         10.96    $ 18.79   $14.32   $12.55    $         10.91
               ------      -----     ----     ----              -----
               ------      -----     ----     ----              -----
                10.89%     55.04%   15.58%   23.64%             10.34%
      $        13,552    $ 8,435   $6,017   $5,691    $         2,210
                 2.36%      2.14%    2.21%    2.48%              3.25%
                 1.51%      1.99%    2.04%    2.14%              2.24%
                 0.13%     -0.27%   -0.46%   -0.40%             -0.75%
                64.89%    103.02%   74.52%   63.62%             64.89%

Financial Highlights       selected data for a share outstanding throughout each
period
--------------------------------------------------------------------------------

                                            Stock Funds
                                            ------------------------------------------------------------------------------
                                                          Growth and Income Fund
                                                                  Class A                                    Class B
                                            ------------------------------------------------------------------------------
                                                     December 31,                                          December 31,
                                              1999       1998       1997       1996      1995            1999       1998
Net asset value, beginning of period......  $  22.08   $  18.86   $  17.82   $  15.91   $ 13.52         $ 21.99    $ 18.80
                                              ------     ------     ------     ------     -----           -----      -----
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss).............      0.14       0.15       0.10       0.14      0.20            0.03       0.05
 Net realized and unrealized gain on
 investments..............................      6.85       4.71       4.58       3.06      4.26            6.80       4.67
                                              ------     ------     ------     ------     -----           -----      -----
 Total from investment operations.........      6.99       4.86       4.68       3.20      4.46            6.83       4.72
                                              ------     ------     ------     ------     -----           -----      -----
LESS DISTRIBUTIONS:
 From net investment income...............     (0.14)     (0.15)     (0.10)     (0.14)    (0.20)          (0.03)     (0.04)
 From net capital gains...................     (2.32)     (1.49)     (3.53)     (1.15)    (1.87)          (2.32)     (1.49)
 In excess of realized gains..............      0.00       0.00      (0.01)      0.00      0.00            0.00       0.00
 Tax return of capital distribution.......      0.00       0.00       0.00       0.00      0.00            0.00       0.00
                                              ------     ------     ------     ------     -----           -----      -----
 Total distributions......................     (2.46)     (1.64)     (3.64)     (1.29)    (2.07)          (2.35)     (1.53)
                                              ------     ------     ------     ------     -----           -----      -----
Net asset value, end of period............  $  26.61   $  22.08   $  18.86   $  17.82   $ 15.91         $ 26.47    $ 21.99
                                              ------     ------     ------     ------     -----           -----      -----
                                              ------     ------     ------     ------     -----           -----      -----
Total return(1)...........................     31.72%     25.83%     26.32%     20.16%    33.06%          31.05%     25.14%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)........  $410,721   $248,606   $173,796   $138,604   $93,061         $23,471    $20,951
 Ratio of expenses to average net
 assets:(2)
   Before expense waivers and
   reimbursement..........................      1.04%      1.06%      1.10%      1.16%     1.24%           1.56%      1.61%
   After expense waivers and
   reimbursement..........................      1.04%      1.06%      1.10%      1.16%     1.24%           1.47%      1.56%
 Ratio of net investment income to average
 net assets(2)............................      0.59%      0.73%      0.51%      0.82%     1.26%           0.12%      0.24%
 Portfolio turnover rate..................    102.42%    106.21%    118.26%     86.66%   125.28%         102.42%    106.21%


                                            ----------------------------

                                                 Class B
                                            ----------------------------

                                             1997       1996       1995
Net asset value, beginning of period......  $ 17.78    $ 15.89    $13.52
                                              -----      -----      ----
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss).............     0.03       0.06      0.10
 Net realized and unrealized gain on
 investments..............................     4.56       3.05      4.26
                                              -----      -----      ----
 Total from investment operations.........     4.59       3.11      4.36
                                              -----      -----      ----
LESS DISTRIBUTIONS:
 From net investment income...............    (0.03)     (0.07)    (0.12)
 From net capital gains...................    (3.53)     (1.15)    (1.87)
 In excess of realized gains..............    (0.01)      0.00      0.00
 Tax return of capital distribution.......     0.00       0.00      0.00
                                              -----      -----      ----
 Total distributions......................    (3.57)     (1.22)    (1.99)
                                              -----      -----      ----
Net asset value, end of period............  $ 18.80    $ 17.78    $15.89
                                              -----      -----      ----
                                              -----      -----      ----
Total return(1)...........................    25.82%     19.60%    32.32%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)........  $18,227    $12,427    $4,292
 Ratio of expenses to average net
 assets:(2)
   Before expense waivers and
   reimbursement..........................     1.69%      1.83%     2.39%
   After expense waivers and
   reimbursement..........................     1.49%      1.66%     1.75%
 Ratio of net investment income to average
 net assets(2)............................     0.14%      0.29%     0.84%
 Portfolio turnover rate..................   118.26%     86.66%   125.28%

(1) Total returns assume purchase at net asset value (without sales charge) at the beginning of each period.

    Returns for periods less than a full year are aggregate (non-annualized) returns.

(2) Annualized when the period presented is less than one year.

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

    ------------------------------------------------------------------------------------------------
    Strategic Growth Fund
    Class A                                            Class B
    ------------------------------------------------------------------------------------------------
            December 31,                                 December 31,
      1999      1998      1997      1996      1995      1999      1998      1997      1996     1995
    $  17.11   $ 16.36   $ 14.01   $ 12.69   $ 10.00   $ 16.91   $ 16.22   $ 13.92   $12.63   $ 9.98
      ------     -----     -----     -----     -----     -----     -----     -----     ----     ----
       (0.01)     0.09      0.11      0.13      0.10     (0.10)     0.01      0.05     0.07     0.03
        6.87      1.86      3.65      2.88      2.82      6.77      1.79      3.60     2.85     2.82
      ------     -----     -----     -----     -----     -----     -----     -----     ----     ----
        6.86      1.95      3.76      3.01      2.92      6.67      1.80      3.65     2.92     2.85
      ------     -----     -----     -----     -----     -----     -----     -----     ----     ----
        0.00     (0.09)    (0.11)    (0.13)    (0.09)     0.00      0.00     (0.05)   (0.07)   (0.06)
       (3.44)    (1.00)    (1.30)    (1.56)    (0.14)    (3.44)    (1.00)    (1.30)   (1.56)   (0.14)
        0.00     (0.11)     0.00      0.00      0.00      0.00     (0.11)     0.00     0.00     0.00
        0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00     0.00     0.00
      ------     -----     -----     -----     -----     -----     -----     -----     ----     ----
       (3.44)    (1.20)    (1.41)    (1.69)    (0.23)    (3.44)    (1.11)    (1.35)   (1.63)   (0.20)
      ------     -----     -----     -----     -----     -----     -----     -----     ----     ----
    $  20.53   $ 17.11   $ 16.36   $ 14.01   $ 12.69   $ 20.14   $ 16.91   $ 16.22   $13.92   $12.63
      ======     =====     =====     =====     =====     =====     =====     =====     ====     ====
       40.12%    11.22%    26.89%    23.72%    29.14%    39.47%    10.39%    26.23%   23.13%   28.58%
    $102,428   $73,626   $54,310   $22,253   $12,223   $14,559   $12,627   $12,344   $5,689   $2,332
        1.17%     1.16%     1.21%     1.31%     1.65%     1.70%     1.71%     1.82%    2.12%    3.25%
        1.17%     1.16%     1.21%     1.31%     1.62%     1.66%     1.66%     1.71%    1.81%    2.14%
       -0.06%     0.52%     0.86%     1.08%     1.03%    -0.54%     0.03%     0.37%    0.59%    0.56%
      179.98%    89.69%    85.55%   119.87%    73.32%   179.98%    89.69%    85.55%  119.87%   73.32%

Financial Highlights       selected data for a share outstanding throughout each
period
--------------------------------------------------------------------------------

                                                         Bond Funds
                                    ----------------------------------------------------
                                               California Municipal Bond Fund
                                                          Class A
                                    ----------------------------------------------------
                                                        December 31,
                                      1999       1998       1997       1996       1995
Net asset value, beginning of
 period...........................  $  11.49   $  11.44   $  11.15   $  11.26   $  10.31
                                      ------     ------     ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss).....      0.51       0.51       0.53       0.53       0.54
 Net realized and unrealized gain
 on investments...................     (1.01)      0.16       0.33      (0.11)      0.95
                                      ------     ------     ------     ------     ------
 Total from investment
 operations.......................     (0.50)      0.67       0.86       0.42       1.49
                                      ------     ------     ------     ------     ------
LESS DISTRIBUTIONS:
 From net investment income.......     (0.51)     (0.51)     (0.53)     (0.53)     (0.54)
 From net capital gains...........      0.00      (0.11)     (0.04)      0.00       0.00
 In excess of realized gains......      0.00       0.00       0.00       0.00       0.00
 Tax return of capital
 distribution.....................      0.00       0.00       0.00       0.00       0.00
                                      ------     ------     ------     ------     ------
 Total distributions..............     (0.51)     (0.62)     (0.57)     (0.53)     (0.54)
                                      ------     ------     ------     ------     ------
Net asset value, end of period....  $  10.48   $  11.49   $  11.44   $  11.15   $  11.26
                                      ======     ======     ======     ======     ======
Total return(1)...................     -4.48%      5.94%      7.97%      3.90%     14.76%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
 (000's)..........................  $198,406   $211,938   $195,292   $177,593   $184,283
 Ratio of expenses to average net
 assets:(2)
   Before expense waivers and
   reimbursement..................      0.93%      0.94%      0.95%      0.96%      0.96%
   After expense waivers and
   reimbursement..................      0.88%      0.94%      0.95%      0.96%      0.93%
 Ratio of net investment income to
 average net assets (2)...........      4.61%      4.43%      4.76%      4.82%      4.98%
 Portfolio turnover rate..........     17.01%     14.95%     15.95%     29.28%     25.90%

                                                    Bond Funds
                                    ------------------------------------------
                                          California Municipal Bond Fund
                                                     Class B
                                    ------------------------------------------
                                              December 31,
                                     1999     1998     1997     1996     1995
Net asset value, beginning of
 period...........................  $11.50   $11.45   $11.15   $11.26   $10.32
                                      ----     ----     ----     ----     ----
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss).....    0.45     0.45     0.48     0.48     0.48
 Net realized and unrealized gain
 on investments...................   (1.01)    0.16     0.34    (0.11)    0.94
                                      ----     ----     ----     ----     ----
 Total from investment
 operations.......................   (0.56)    0.61     0.82     0.37     1.42
                                      ----     ----     ----     ----     ----
LESS DISTRIBUTIONS:
 From net investment income.......   (0.45)   (0.45)   (0.48)   (0.48)   (0.48)
 From net capital gains...........    0.00    (0.11)   (0.04)    0.00     0.00
 In excess of realized gains......    0.00     0.00     0.00     0.00     0.00
 Tax return of capital
 distribution.....................    0.00     0.00     0.00     0.00     0.00
                                      ----     ----     ----     ----     ----
 Total distributions..............   (0.45)   (0.56)   (0.52)   (0.48)   (0.48)
                                      ----     ----     ----     ----     ----
Net asset value, end of period....  $10.49   $11.50   $11.45   $11.15   $11.26
                                      ====     ====     ====     ====     ====
Total return(1)...................   -4.99%    5.41%    7.53%    3.39%   14.05%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
 (000's)..........................  $5,850   $7,983   $8,025   $5,360   $3,162
 Ratio of expenses to average net
 assets:(2)
   Before expense waivers and
   reimbursement..................    1.62%    1.63%    1.70%    1.83%    2.24%
   After expense waivers and
   reimbursement..................    1.43%    1.44%    1.45%    1.46%    1.46%
 Ratio of net investment income to
 average net assets (2)...........    4.05%    3.94%    4.24%    4.33%    4.42%
 Portfolio turnover rate..........   17.01%   14.95%   15.95%   29.28%   25.90%

(1) Total returns assume purchase at net asset value (without sales charge) at the beginning of each period. Returns for periods less than a full year are aggregate (non-annualized) returns.

(2) Annualized when the period presented is less than one year.

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
National Municipal Bond Fund
Class A                                                            Class B
--------------------------------------------------------------------------------------------
December 31,                                      December 31,
 1999      1998      1997      1996      1995      1999     1998     1997     1996     1995
$ 11.56   $ 11.54   $ 11.21   $ 11.39   $ 10.41   $11.56   $11.55   $11.21   $11.39   $10.41
  -----     -----     -----     -----     -----     ----     ----     ----     ----     ----
   0.51      0.51      0.53      0.52      0.53     0.46     0.46     0.48     0.46     0.47
  (1.06)     0.13      0.40     (0.12)     0.98    (1.05)    0.12     0.41    (0.12)    0.98
  -----     -----     -----     -----     -----     ----     ----     ----     ----     ----
  (0.55)     0.64      0.93      0.40      1.51    (0.59)    0.58     0.89     0.34     1.45
  -----     -----     -----     -----     -----     ----     ----     ----     ----     ----
  (0.51)    (0.51)    (0.53)    (0.52)    (0.53)   (0.46)   (0.46)   (0.48)   (0.46)   (0.47)
   0.00     (0.11)    (0.07)    (0.06)     0.00     0.00    (0.11)   (0.07)   (0.06)    0.00
   0.00      0.00      0.00      0.00      0.00     0.00     0.00     0.00     0.00     0.00
   0.00      0.00      0.00      0.00      0.00     0.00     0.00     0.00     0.00     0.00
  -----     -----     -----     -----     -----     ----     ----     ----     ----     ----
  (0.51)    (0.62)    (0.60)    (0.58)    (0.53)   (0.46)   (0.57)   (0.55)   (0.52)   (0.47)
  -----     -----     -----     -----     -----     ----     ----     ----     ----     ----
$ 10.50   $ 11.56   $ 11.54   $ 11.21   $ 11.39   $10.51   $11.56   $11.55   $11.21   $11.39
  =====     =====     =====     =====     =====     ====     ====     ====     ====     ====
  -4.86%     5.70%     8.56%     3.58%    14.76%   -5.25%    5.08%    8.11%    3.07%   14.16%
$54,296   $62,558   $58,740   $49,597   $53,387   $2,158   $3,244   $3,162   $1,952   $1,051
   0.98%     0.99%     1.00%     1.01%     1.05%    1.99%    1.96%    2.13%    2.29%    3.25%
   0.97%     0.99%     1.00%     1.01%     0.91%    1.47%    1.49%    1.50%    1.51%    1.44%
   4.62%     4.44%     4.72%     4.63%     4.79%    4.10%    3.93%    4.21%    4.14%    4.22%
  16.44%    21.89%    21.80%    44.76%    53.43%   16.44%   21.89%   21.80%   44.76%   54.30%
  -----

Financial Highlights       selected data for a share outstanding throughout each
period
--------------------------------------------------------------------------------

                                    Bond Funds
                                    ---------------------------------------------
                                    Strategic Income Fund
                                    Class A
                                    ---------------------------------------------
                                                                  May 20, 1996(1)
                                           December 31,               through
                                     1999      1998      1997      Dec. 31, 1996
Net asset value, beginning of
 period...........................  $  4.98   $  5.16   $  5.16    $        5.00
                                    -------   -------   -------    -------------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss).....     0.40      0.38      0.42             0.25
 Net realized and unrealized gain
 on investments...................    (0.30)    (0.15)     0.06             0.18
                                    -------   -------   -------    -------------
 Total from investment
 operations.......................     0.10      0.23      0.48             0.43
                                    -------   -------   -------    -------------
LESS DISTRIBUTIONS:
 From net investment income.......    (0.40)    (0.38)    (0.42)           (0.25)
 From net capital gains...........     0.00     (0.00)    (0.05)           (0.01)
 In excess of realized gains......     0.00     (0.00)    (0.01)           (0.01)
 Tax return of capital
 distribution.....................    (0.01)    (0.03)     0.00             0.00
                                    -------   -------   -------    -------------
 Total distributions..............    (0.41)    (0.41)    (0.48)           (0.27)
                                    -------   -------   -------    -------------
Net asset value, end of period....  $  4.67   $  4.98   $  5.16    $        5.16
                                    =======   =======   =======    =============
Total return(2)...................     1.92%     4.03%     9.57%            8.89%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
 (000's)..........................  $67,218   $66,375   $37,831    $      17,863
 Ratio of expenses to average net
 assets:(3)
   Before expense waivers and
   reimbursement..................     1.37%     1.36%     1.51%            1.85%
   After expense waivers and
   reimbursement..................     1.16%     0.80%     0.41%            0.02%
 Ratio of net investment income to
 average net assets(3)............     8.42%     7.45%     8.04%            8.19%
 Portfolio turnover rate..........   119.62%   172.43%   221.42%          187.15%

                                    Bond Funds
                                    ---------------------------------------------
                                    Strategic Income Fund
                                    Class B
                                    ---------------------------------------------
                                                                  May 20, 1996(1)
                                           December 31,               through
                                     1999      1998      1997      Dec. 31, 1996
Net asset value, beginning of
 period...........................  $  4.97   $  5.15   $  5.15    $        5.00
                                    -------   -------   -------    -------------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss).....     0.38      0.34      0.38             0.23
 Net realized and unrealized gain
 on investments...................    (0.31)    (0.15)     0.06             0.17
                                    -------   -------   -------    -------------
 Total from investment
 operations.......................     0.07      0.19      0.44             0.40
                                    -------   -------   -------    -------------
LESS DISTRIBUTIONS:
 From net investment income.......    (0.37)    (0.34)    (0.38)           (0.23)
 From net capital gains...........     0.00     (0.00)    (0.05)           (0.01)
 In excess of realized gains......     0.00     (0.00)    (0.01)           (0.01)
 Tax return of capital
 distribution.....................    (0.01)    (0.03)     0.00             0.00
                                    -------   -------   -------    -------------
 Total distributions..............    (0.38)    (0.37)    (0.44)           (0.25)
                                    -------   -------   -------    -------------
Net asset value, end of period....  $  4.66   $  4.97   $  5.15    $        5.15
                                    =======   =======   =======    =============
Total return(2)...................     1.21%     3.25%     8.77%            8.25%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
 (000's)..........................  $ 5,285   $ 7,205   $ 8,048    $       2,964
 Ratio of expenses to average net
 assets:(3)
   Before expense waivers and
   reimbursement..................     2.08%     2.01%     2.27%            3.25%
   After expense waivers and
   reimbursement..................     1.83%     1.53%     1.16%            0.74%
 Ratio of net investment income to
 average net assets(3)............     7.69%     6.71%     7.29%            7.47%
 Portfolio turnover rate..........   119.62%   172.43%   221.42%          187.15%

(1) Commencement of operations.

(2) Total returns assume purchase at net asset value (without sales charge) at the beginning of each period. Returns for periods less than a full year are aggregate (non-annualized) returns.

(3) Annualized when the period presented is less than one year.

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
U.S. Government and Mortgage Securities Fund
Class A                                                                 Class B
-------------------------------------------------------------------------------------------------
December 31,                                           December 31,
  1999       1998       1997       1996       1995      1999     1998     1997     1996     1995
$  10.17   $  10.20   $  10.07   $  10.30   $   9.55   $10.17   $10.20   $10.07   $10.30   $ 9.55
  ------     ------     ------     ------     ------     ----     ----     ----     ----     ----
    0.60       0.63       0.67       0.67       0.69     0.55     0.58     0.62     0.62     0.64
   (0.56)     (0.03)      0.13      (0.23)      0.75    (0.56)   (0.03)    0.13    (0.23)    0.75
  ------     ------     ------     ------     ------     ----     ----     ----     ----     ----
    0.04       0.60       0.80       0.44       1.44    (0.01)    0.55     0.75     0.39     1.39
  ------     ------     ------     ------     ------     ----     ----     ----     ----     ----
   (0.60)     (0.63)     (0.67)     (0.67)     (0.69)   (0.55)   (0.58)   (0.62)   (0.62)   (0.64)
    0.00       0.00       0.00       0.00       0.00     0.00     0.00     0.00     0.00     0.00
    0.00       0.00       0.00       0.00       0.00     0.00     0.00     0.00     0.00     0.00
    0.00       0.00       0.00       0.00       0.00     0.00     0.00     0.00     0.00     0.00
  ------     ------     ------     ------     ------     ----     ----     ----     ----     ----
   (0.60)     (0.63)     (0.67)     (0.67)     (0.69)   (0.55)   (0.58)   (0.62)   (0.62)   (0.64)
  ------     ------     ------     ------     ------     ----     ----     ----     ----     ----
$   9.61   $  10.17   $  10.20   $  10.07   $  10.30   $ 9.61   $10.17   $10.20   $10.07   $10.30
  ======     ======     ======     ======     ======     ====     ====     ====     ====     ====
    0.39%      6.06%      8.25%      4.50%     15.50%   -0.10%    5.53%    7.72%    3.98%   14.93%
$202,966   $216,344   $202,573   $224,301   $255,614   $4,783   $6,804   $7,228   $5,888   $3,799
        %
    1.01       1.02%      1.03%      1.03%      1.04%    1.73%    1.72%    1.76%    1.82%    2.27%
        %
    1.01       1.02%      1.03%      1.03%      1.02%    1.51%    1.53%    1.53%    1.53%    1.53%
        %
    6.05       6.20%      6.67%      6.67%      6.90%    5.55%    5.70%    6.16%    6.19%    6.34%
   20.67%     22.70%      3.73%     27.45%     48.39%   20.67%   22.70%    3.73%   27.45%   48.39%

Financial Highlights       selected data for a share outstanding throughout each
period
--------------------------------------------------------------------------------

                                              Money Funds
                                              -----------------------------------------------------------------------------------
                                              California Municipal Money Fund                         National Municipal Money Fund
                                              Class A                                                 Class A
                                              -----------------------------------------------------------------------------------
                                                December 31,                                            December 31,
                                               1999      1998      1997      1996      1995            1999      1998      1997
Net asset value, beginning of period........  $  1.00   $  1.00   $  1.00   $  1.00   $  1.00         $  1.00   $  1.00   $  1.00
                                              -------   -------   -------   -------   -------         -------   -------   -------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)...............    0.024     0.026     0.029     0.028     0.032           0.027     0.029     0.030
 Net realized and unrealized gain on
 investments................................    0.000     0.000     0.000     0.000     0.000           0.000     0.000     0.000
                                              -------   -------   -------   -------   -------         -------   -------   -------
 Total from investment operations...........    0.024     0.026     0.029     0.028     0.032           0.027     0.029     0.030
                                              -------   -------   -------   -------   -------         -------   -------   -------
LESS DISTRIBUTIONS:
 From net investment income.................   (0.024)   (0.026)   (0.029)   (0.028)   (0.032)         (0.027)   (0.029)   (0.030)
 From net capital gains.....................    0.000     0.000     0.000     0.000     0.000           0.000     0.000     0.000
 In excess of realized gains................    0.000     0.000     0.000     0.000     0.000           0.000     0.000     0.000
 Tax return of capital distribution.........    0.000     0.000     0.000     0.000     0.000           0.000     0.000     0.000
                                              -------   -------   -------   -------   -------         -------   -------   -------
 Total distributions........................   (0.024)   (0.026)   (0.029)   (0.028)   (0.032)         (0.027)   (0.029)   (0.030)
                                              -------   -------   -------   -------   -------         -------   -------   -------
Net asset value, end of period..............  $  1.00   $  1.00   $  1.00   $  1.00   $  1.00         $  1.00   $  1.00   $  1.00
                                              =======   =======   =======   =======   =======         =======   =======   =======
Total return(1).............................     2.44%     2.67%     2.97%     2.82%     3.22%           2.67%     2.95%     3.09%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)..........  $39,316   $40,483   $44,751   $37,355   $39,439         $ 4,505   $ 5,464   $ 6,579
 Ratio of expenses to average net assets:(2)
   Before expense waivers and
   reimbursement............................     0.95%     0.99%     0.97%     1.00%     1.00%           1.43%     1.35%     1.31%
   After expense waivers and
   reimbursement............................     0.63%     0.67%     0.64%     0.63%     0.67%           0.70%     0.67%     0.68%
 Ratio of net investment income to average
 net assets(2)..............................     2.41%     2.74%     2.94%     2.78%     3.18%           2.63%     2.91%     3.04%
 Portfolio turnover rate....................       --        --        --        --        --              --        --        --


                                              -----------------
                                            National Municipal Money Fund
                                              Class A
                                              -----------------

                                               1996      1995
Net asset value, beginning of period........  $  1.00   $  1.00
                                              -------   -------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)...............    0.029     0.032
 Net realized and unrealized gain on
 investments................................    0.000     0.000
                                              -------   -------
 Total from investment operations...........    0.029     0.032
                                              -------   -------
LESS DISTRIBUTIONS:
 From net investment income.................   (0.029)   (0.032)
 From net capital gains.....................    0.000     0.000
 In excess of realized gains................    0.000     0.000
 Tax return of capital distribution.........    0.000     0.000
                                              -------   -------
 Total distributions........................   (0.029)   (0.032)
                                              -------   -------
Net asset value, end of period..............  $  1.00   $  1.00
                                              =======   =======
Total return(1).............................     2.96%     3.26%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)..........  $ 7,514   $ 7,860
 Ratio of expenses to average net assets:(2)
   Before expense waivers and
   reimbursement............................     1.32%     1.29%
   After expense waivers and
   reimbursement............................     0.68%     0.75%
 Ratio of net investment income to average
 net assets(2)..............................     2.92%     3.21%
 Portfolio turnover rate....................       --        --

(1) Total returns assume purchase at net asset value (without sales charge) at the beginning of each period. Returns for periods less than a full year are aggregate (non-annualized) returns.

(2) Annualized when the period presented is less than one year.

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
U.S. Treasury Money Fund
Class A                                               Class B
-----------------------------------------------------------------------------------------------------
              December 31,                            December 31,
     1999      1998      1997      1996      1995      1999      1998      1997      1996      1995
    $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00
      -----     -----     -----     -----     -----     -----     -----     -----     -----     -----
      0.040     0.045     0.046     0.046     0.050     0.032     0.038     0.039     0.040     0.044
      0.000     0.000     0.000     0.000     0.000     0.000     0.000     0.000     0.000     0.000
      -----     -----     -----     -----     -----     -----     -----     -----     -----     -----
      0.040     0.045     0.046     0.046     0.050     0.032     0.038     0.039     0.040     0.044
      -----     -----     -----     -----     -----     -----     -----     -----     -----     -----
     (0.040)   (0.045)   (0.046)   (0.046)   (0.050)   (0.032)   (0.038)   (0.039)   (0.040)   (0.044)
      0.000     0.000     0.000     0.000     0.000     0.000     0.000     0.000     0.000     0.000
      0.000     0.000     0.000     0.000     0.000     0.000     0.000     0.000     0.000     0.000
      0.000     0.000     0.000     0.000     0.000     0.000     0.000     0.000     0.000     0.000
      -----     -----     -----     -----     -----     -----     -----     -----     -----     -----
     (0.040)   (0.045)   (0.046)   (0.046)   (0.050)   (0.032)   (0.038)   (0.039)   (0.040)   (0.044)
      -----     -----     -----     -----     -----     -----     -----     -----     -----     -----
    $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00
    =======   =======   =======   =======   =======   =======   =======   =======   =======   =======
       4.02%     4.60%     4.73%     4.74%     5.13%     3.25%     3.81%     3.95%     4.07%     4.45%
    $55,892   $58,186   $60,033   $65,479   $51,385   $   529   $   542   $   165   $   120   $   113
       1.03%     1.02%     1.02%     1.02%     1.05%     4.06%     6.65%     3.25%     3.25%     3.25%
       0.69%     0.60%     0.62%     0.52%     0.64%     1.44%     1.34%     1.37%     1.18%     1.24%
       3.96%     4.49%     4.63%     4.63%     4.99%     3.21%     3.61%     3.90%     3.95%     4.34%
         --        --        --        --        --        --        --        --        --        --

Notes to Financial Statements                                  December 31, 1999
--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

  Atlas Assets, Inc., a Maryland corporation (the "Company"), is an open-end management investment company registered under the Investment Company Act of 1940 ("1940 Act"), as amended, and offering twelve portfolios. The Company currently consists of the Atlas Balanced Fund, the Atlas Emerging Growth Fund, the Atlas Global Growth Fund, the Atlas Growth and Income Fund, the Atlas Strategic Growth Fund, the Atlas California Municipal Bond Fund, the Atlas National Municipal Bond Fund, the Atlas Strategic Income Fund, the Atlas U.S. Government and Mortgage Securities Fund, the Atlas California Municipal Money Fund, the Atlas National Municipal Money Fund, and the Atlas U.S. Treasury Money Fund (a "Fund", or collectively, the "Funds"). All Funds are diversified with the exception of the Atlas California Municipal Bond Fund and the Atlas California Municipal Money Fund which are non-diversified. The Funds offer two classes of shares, Class A and Class B, with the exception of Atlas California Municipal Money Fund and Atlas National Municipal Money Fund which offer only Class A shares. Class A shares are offered at net asset value at the time of purchase while all Class B shares may be subject to a contingent deferred sales charge. Both share classes have equal rights and privileges but have separate distribution plans, class specific expenses and exclusive rights to vote on matters affecting only individual classes. Class B shares will automatically convert to Class A shares sixty months after purchase.

  The investment objective of the Money and Bond Funds is to seek a high level of current income consistent with prudent investment management. The Money Funds seek short-term yields with liquidity and stability of principal. The Bond Funds seek higher long-term yields for investors who can accept price fluctuations. The Stock Funds seek a varying mix of long-term capital growth and current income for investors who can accept price fluctuations.

  The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

  a. Investment Valuation: Bond Fund securities are valued by pricing services. Valuations of portfolio securities furnished by the pricing services are based upon a computerized matrix system and/or appraisals, in each case, in reliance upon information concerning market transactions and quotations from recognized securities dealers. Securities for which quotations are readily available are valued based upon those quotations. Securities for which quotations are not readily available (which constitute the majority of the Bond Funds' securities) are valued at their fair value based upon the information supplied by the pricing services. The methods used by the pricing services and the quality of valuations so established are reviewed by the Company's officers under the general supervision of the Directors of the Company. There are a number of pricing services available and the Directors, on the basis of ongoing evaluation of these services, may use other pricing services or discontinue the use of any pricing service in whole or in part.

       Money Fund securities have a remaining maturity of 13 months or less and their entire portfolios have a weighted average maturity of 90 days or less. As such, all of the Money Fund securities are valued at amortized cost, which approximates value. If a Money Fund portfolio had a remaining weighted average maturity of greater than 90 days, the portfolios would be stated at value based on recorded closing sales on a national securities exchange or, in the absence of a recorded sale, at the mean between the bid and asked prices.

       Stock Fund securities listed or traded on an exchange are valued at the last sales price on the exchange, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date.

  b. Security Credit Risk: The Atlas Strategic Income Fund may invest any amount of its assets in higher yielding, lower-rated debt securities, including defaulted securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal than lower yielding, investment grade fixed income securities. The Atlas Global Growth Fund and the Atlas Emerging Growth Fund may also invest in such lower-rated securities, but only to a much more limited extent. As of December 31, 1999, Atlas Strategic

--------------------------------------------------------------------------------

       Income Fund holds securities in default with an aggregate market value of $371,449, representing 0.51% of the Fund's net assets.

  c. Municipal Bonds or Notes with "Puts": The Funds have purchased municipal bonds or notes with the right to resell the bonds or notes to the seller at an agreed upon price or yield on a specified date or within a specified period (which will be prior to the maturity date of the bonds or notes). Such a right to resell is commonly known as a "put". In determining the weighted average maturity of the Money Funds' portfolios, municipal bonds and notes as to which the Funds hold a put will be deemed to mature on the last day on which the put may be exercisable.

  d. Variable Rate Demand Notes: The Funds have invested in certain variable interest rate demand notes with maturities greater than 90 days but which are redeemable at specified intervals upon demand. The maturity of these instruments for purposes of calculating the portfolio's weighted average maturity is considered to be the greater of the period until the interest rate is adjusted or until the principal can be recovered by demand.

  e. Federal Income Taxes: It is the Company's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income, including any net realized gain on investments, to its shareholders. Accordingly, no provision for federal income or excise tax is required.

  f. Security Transactions: As is common in the industry, security transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and federal income tax purposes.

  g. Allocation of Expenses, Income and Gains and Losses: Common expenses incurred by the Company are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Common expenses, income and gains and losses are allocated daily among share classes of each Fund based on the relative proportion of net assets represented by each class. Other expenses are charged to each Fund as incurred on a specific identification basis and then allocated amongst the share classes or charged to the share class to which the expense is directly attributable.

  h. Investment Income, Expenses and Distributions: Interest income and estimated expenses are accrued daily. Interest on payment-in-kind debt securities is accrued as income at the coupon rate and a market adjustment is made periodically. Dividends are recorded on the ex-dividend date. Dividends-in-kind are recorded as income on the ex-dividend date at the current market value of the underlying security. The Money Funds declare and reinvest dividends daily and pay them monthly. The Bond Funds declare dividends daily and reinvest and pay them monthly. The Stock Funds, with the exception of the Atlas Strategic Growth Fund, the Atlas Global Growth Fund and the Atlas Emerging Growth Fund, which are on an annual schedule, declare, pay and reinvest dividends quarterly. Income for the Atlas Balanced Fund, the Atlas Global Growth Fund, the Atlas Growth and Income Fund and the Atlas Strategic Growth Fund for the year ended December 31, 1999 are net of foreign withholding taxes of $1,906, $48,335, $844 and $334, respectively. Distributions of capital gains, if any, will normally be declared and paid once a year.

  i. To-Be-Announced Securities: The Atlas U.S. Government and Mortgage Securities Fund and the Atlas Strategic Income Fund may trade portfolio securities on a "to-be-announced" (TBA) basis. In a TBA transaction, the Fund has committed to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the pool number and face amount. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities. Pursuant to regulation, the Fund sets aside sufficient investment securities as collateral to meet these commitments. TBA commitments as of December 31, 1999 amounted to $801,250 for Atlas Strategic Income Fund.

  j. Options: Premiums received from call options written are recorded as a liability. The amount of the liability is subsequently adjusted to reflect the current market value of the option written. If the option is not exercised,

Notes to Financial Statements                                  December 31, 1999
--------------------------------------------------------------------------------

       premiums received are realized as a gain at expiration date. If the position is closed prior to expiration, a gain or loss is realized based on premiums received less the cost of the closing transaction. When an option is exercised, premiums received are added to the proceeds from the sale of the underlying securities and a gain or loss is realized accordingly. These same principles apply to the sale of put options.

  k. Forward Contracts: The Stock Funds and Atlas Strategic Income Fund may enter into forward foreign currency exchange contracts (forward contracts) to hedge specific transactions or portfolio positions and to protect the value of the portfolio against future changes in currency exchange rates. A forward contract is an obligation to purchase or sell a specific currency at an agreed upon future date at a price set on the day of the contract.

       The valuation of forward contracts, which may be owned by the Stock funds and Atlas Strategic Income Fund, is based on the daily closing prices of the forward currency contract rates in the London foreign exchange markets as provided by pricing services. Gains or losses are realized upon the closing or settlement of the forward transaction.

       Securities are held in segregated accounts to cover net exposure on outstanding forward contracts. Unrealized appreciation or depreciation on forward contracts is reported in the Statement of Assets and Liabilities. Realized gains and losses are reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

       The risks associated with forward contracts include the potential default of the other party to the contract and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

  l. Repurchase Agreements: The Funds may invest in repurchase agreements secured by U.S. Government obligations or by other securities. Securities pledged as collateral for repurchase agreements are held by the Funds' custodian bank until maturity of the repurchase agreements. Provisions of the agreements ensure that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreements, realization and/or retention of the collateral may be subject to legal proceedings.

  m. Dollar Roll Transactions: The Atlas U.S. Government and Mortgage Securities Fund and the Atlas Strategic Income Fund may engage in dollar reverse repurchase agreements ("dollar rolls"), which entail the simultaneous sale of securities with an agreement to buy back substantially similar securities at a future date at a price less than the price at which the securities were originally sold. These transactions are accounted for as financing transactions as opposed to sales and purchases. The differential in price between the sale price and repurchase price is recorded as deferred income and recognized between the settlement dates of the sale and repurchase. Pursuant to regulation, the funds set aside sufficient investment securities as collateral to meet these commitments. Dollar roll transactions involve risk that the market value of the securities sold by the Funds may decline below the repurchase price of those securities.

  n. Foreign Currency Translation: Amounts denominated in or expected to settle in foreign currencies (FC) are translated into United States dollars at rates reported by selected pricing services on the following basis: Market value of investment, other assets and liabilities -- at the closing rate of exchange at the balance sheet date; purchases and sales of investment securities, income and expenses -- at the rate of exchange prevailing on the respective dates such transactions are recorded.

       The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

       Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of FC's, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rates.

--------------------------------------------------------------------------------

  o. The Funds have previously adopted Statement of Position 93-2, "Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies." In accordance with the statement, distributions in excess of realized gains have been reflected in the Statements of Changes in Net Assets as follows: Atlas Strategic Income Fund -- $100,831 in 1998 resulting from the non-deductibility under Internal Revenue Service regulations of certain wash sales and $4,389 in 1998 resulting from a difference in the required distribution amount determined under excise tax rules versus that determined under generally accepted accounting principles; and Atlas Strategic Growth Fund -- $536,779 in 1998 resulting from a difference in the required distribution amount determined under excise tax rules versus that determined under generally accepted accounting principles: and Atlas Global Growth Fund -- $62,831 in 1998 resulting from the non-deductibility under Internal Revenue Service regulations of certain wash sales and $480,272 in 1998 resulting from a difference in the required distribution amount determined under excise tax rules versus that determined under generally accepted accounting principles. During the year ended December 31, 1999, Atlas Growth and Income Fund reclassified $1,240,780 from accumulated net realized gain to paid in capital to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations.

  p. Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. UNREALIZED APPRECIATION/DEPRECIATION -- TAX BASIS

  As of December 31, 1999, each Fund had the following unrealized appreciation (depreciation) for federal income tax purposes (in 000's):

                                     Balanced          Emerging        Global Growth        Growth and     Strategic Growth
                                       Fund           Growth Fund           Fund           Income Fund           Fund
                                 -------------------------------------------------------------------------------------------
Unrealized appreciation........  $ 7,415           $ 7,044           $ 25,576           $142,093           $29,135
Unrealized depreciation........  $(6,415)          $  (890)          $ (2,389)          $(12,655)          $(3,128)
                                 -------------------------------------------------------------------------------------------
Net unrealized appreciation
(depreciation).................  $ 1,000           $ 6,154           $ 23,187           $129,438           $26,007
                                 -------------------------------------------------------------------------------------------
                                 -------------------------------------------------------------------------------------------
Cost of securities for federal
income tax purposes............  $80,093           $15,463           $ 53,796           $305,342           $90,990
                                 -------------------------------------------------------------------------------------------
                                 -------------------------------------------------------------------------------------------

                                    California
                                    Municipal
                                    Bond Fund
Unrealized appreciation........  $  4,983
Unrealized depreciation........  $ (8,417)
                                 -------------------------
Net unrealized appreciation
(depreciation).................  $ (3,434)
                                 -----------------------------------------
                                 ---------------------------------------------------------
Cost of securities for federal
income tax purposes............  $204,594
                                 -------------------------------------------------------------------------
                                 -----------------------------------------------------------------------------------------

                                     National                         U.S. Government      California         National
                                     Municipal         Strategic        and Mortgage        Municipal        Municipal
                                     Bond Fund        Income Fund     Securities Fund      Money Fund        Money Fund
                                 -----------------------------------------------------------------------------------------
Unrealized appreciation........  $ 1,405           $ 1,734           $    538           $     0           $    0
Unrealized depreciation........  $(2,039)          $(6,249)          $ (8,702)          $     0           $    0
                                 -----------------------------------------------------------------------------------------
Net unrealized appreciation
(depreciation).................  $  (634)          $(4,515)          $ (8,164)          $     0           $    0
                                 -----------------------------------------------------------------------------------------
                                 -----------------------------------------------------------------------------------------
Cost of securities for federal
income tax purposes............  $56,455           $78,186           $220,489           $39,096           $4,819
                                 -----------------------------------------------------------------------------------------
                                 -----------------------------------------------------------------------------------------


                                  U.S. Treasury
                                   Money Fund
                                 -----------------------------------------------------------------------------------------
Unrealized appreciation........  $     0
Unrealized depreciation........  $     0
                                 -----------------------------------------------------------------------------------------
Net unrealized appreciation
(depreciation).................  $     0
                                 -----------------------------------------------------------------------------------------
                                 -----------------------------------------------------------------------------------------
Cost of securities for federal
income tax purposes............  $56,747
                                 -----------------------------------------------------------------------------------------
                                 -----------------------------------------------------------------------------------------

3. SHARE TRANSACTIONS

  The following is a summary of share transactions for the years ended December 31, 1999 and December 31, 1998 (in 000's):

     Balanced Fund                    Emerging Growth Fund          Global Growth Fund
        Class A         Class B       Class A       Class B       Class A        Class B
     -----------------------------------------------------------------------------------------
      1999    1998    1999   1998   1999   1998   1999   1998   1999    1998   1999   1998
Sold...  1,582 3,283    17    35     260    718     8      9    1,055    926    17     11
Issued
in
reinvestment
of
dividends...    317   322   30  35    39      0     5      0      543     31    68      5
Redeemed... (2,350)  (992) (138) (44) (476) (272) (59)   (30)    (462)  (768)  (56)   (49)
     -----------------------------------------------------------------------------------------
Net
increase
(decrease)...   (451) 2,613  (91)  26 (177)  446  (46)   (21)   1,136    189    29    (33)
     -----------------------------------------------------------------------------------------
     -----------------------------------------------------------------------------------------

Notes to Financial Statements                                  December 31, 1999
--------------------------------------------------------------------------------

                Growth and Income Fund         Strategic Growth Fund      California Municipal Bond Fund
                Class A         Class B       Class A        Class B         Class A          Class B
     ----------------------------------------------------------------------------------------------------
              1999     1998    1999   1998   1999   1998    1999   1998    1999      1998    1999   1998
Sold...       4,441    2,904     73     52    954   1,547     11     39    3,183     2,694      47     19
Issued
in
reinvestment
of
dividends...  1,284      766     70     61    708     255    105     41      610       683      18    25
Redeemed.... (1,551)  (1,623)  (209)  (130)  (977)   (817)  (140)   (94)  (3,311)   (2,001)   (202)  (51)
     ----------------------------------------------------------------------------------------------------
Net
increase
(decrease)... 4,174    2,047    (66)   (17)   685     985    (24)   (14)     482     1,376     (13)   (7)
     ----------------------------------------------------------------------------------------------------
     ----------------------------------------------------------------------------------------------------

                                                                              U.S. Government and
               National Municipal Bond Fund   Strategic Growth Fund          Mortgage Securities Fund
                 Class A         Class B       Class A       Class B         Class A         Class B
     -----------------------------------------------------------------------------------------------------
              1999     1998    1999   1998    1999   1998    1999   1998    1999      1998    1999   1998
Sold...         652      731      6     14   5,565   9,118     36     74    5,397     4,755      20     37
Issued
in
reinvestment
of
dividends...    187      221      9     12     553     461     51     56      865       792      23     27
Redeemed...  (1,081)    (628)   (90)   (19) (5,064) (3,573)  (404)  (242)  (6,416)   (4,134)   (214)  (104)
     ------------------------------------------------------------------------------------------------------
Net
increase
(decrease)...  (242)     324    (75)     7   1,054   6,006   (317)  (112)    (154)    1,413    (171)   (40)
     ------------------------------------------------------------------------------------------------------
     ------------------------------------------------------------------------------------------------------

        California Municipal    National Municipal
             Money Fund             Money Fund           U.S. Treasury Money Fund
               Class A               Class A              Class A          Class B
     ---------------------------------------------------------------------------------
             1999      1998        1999      1998      1999      1998     1999   1998
Sold...      27,193   31,055      3,135     2,701     43,977    50,707    634    800
Issued
in
reinvestment
of
dividends...    906    1,091        135       154      2,076     2,506     19     11
Redeemed... (29,266) (36,413)    (4,229)   (3,969)   (48,346)  (55,056)  (666)  (434)
     --------------------------------------------------------------------------------
Net
increase
(decrease)...(1,167)  (4,267)      (959)   (1,114)    (2,293)   (1,843)   (13)   377
     --------------------------------------------------------------------------------
     --------------------------------------------------------------------------------

4. PURCHASES AND SALES OF SECURITIES

  Aggregate purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1999 were as follows (in 000's):

                                                                                               California
                                 Balanced   Emerging      Global     Growth and    Strategic   Municipal
                                   Fund    Growth Fund  Growth Fund  Income Fund  Growth Fund  Bond Fund
                                 ------------------------------------------------------------------------
Purchases......................  $54,261   $26,487      $49,345      $241,181     $140,316     $35,976
Sales..........................  $42,418   $29,118      $50,376      $310,559     $142,026     $39,045
                                 ------------------------------------------------------------------------

                                 National                U.S. Government  California   National
                                 Municipal   Strategic    and Mortgage    Municipal   Municipal   U.S. Treasury
                                 Bond Fund  Income Fund  Securities Fund  Money Fund  Money Fund   Money Fund
                                 ------------------------------------------------------------------------------
Purchases......................  $ 9,987    $90,332      $50,563          $0          $0          $0
Sales..........................  $17,531    $84,898      $45,269          $0          $0          $0
                                 ------------------------------------------------------------------------------

  At December 31, 1999 the following Funds had capital loss carryovers approximating these amounts for federal income tax purposes (in 000's):

                                                              Expiring December 31,
                                                              ------------------------------------------------------
                                                              2001    2002     2003     2004    2005   2006    2007
California Municipal Bond Fund..............................  $ --   $   --   $   --   $   --   $ --   $--    $  434
National Municipal Bond Fund................................  $ --   $   --   $   --   $   --   $ --   $--    $  480
Strategic Income Fund.......................................  $ --   $   --   $   --   $   --   $ --   $--    $1,582
U.S. Government and Mortgage Securities Fund................  $487   $5,195   $7,507   $1,491   $280   $52    $  420
U.S. Treasury Money Fund....................................  $ --   $   --   $   --   $   10   $  5   $ 7    $    2

--------------------------------------------------------------------------------

  Such amounts may be used to offset capital gains realized during the subsequent periods indicated and thereby relieve these funds and their shareholders of federal tax liability with respect to the capital gains that are so offset. It is the intention of the Funds not to make distributions from capital gains while they have a capital loss carryover.

5. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

  Atlas Advisers, Inc. (the "Adviser") provides portfolio management services to the U.S. Government and Mortgage Securities Fund and the U.S. Treasury Money Fund and supervises the provision of similar services to the Atlas Municipal Funds by Boston Safe Advisers, Inc. and to the Atlas Stock Funds and Atlas Strategic Income Fund by OppenheimerFunds, Inc. (together, the "Subadvisers"). Each Fund pays the Adviser a management fee for the investment management services who, in turn, pays the Subadvisers. The management fee is based on an annual rate, equal to a percentage of each Fund's average daily net assets, and is paid monthly as follows: .50% of assets up to $500 million and .475% of assets over $500 million for the Money Funds; .55% of assets up to $500 million and .50% of assets over $500 million for the Bond Funds other than Atlas Strategic Income Fund; .70% of assets up to $100 million, .60% of assets of the next $400 million and .50% of assets over $500 million for the Stock Funds other than Atlas Global Growth Fund and Atlas Emerging Growth Fund; .75% of assets up to $100 million, .70% of assets of the next $400 million and .65% of assets over $500 million for the Atlas Strategic Income Fund; and .80% of assets up to $100 million, .75% of assets of the next $400 million and .70% of assets over $500 million for the Atlas Global Growth Fund and the Atlas Emerging Growth Fund.

  Atlas Securities, Inc. (the "Distributor") acts as principal underwriter for all classes of shares of each Fund pursuant to a Principal Underwriting Agreement which provides for a commission to be paid on the redemption of Class B shares held less than five years of the Stock and Bond Funds and the U.S. Treasury Money Fund. The Distributor also receives payments under separate Distribution Plans (the "Class A Plan" and "Class B Plan") pursuant to Rule 12b-1 of the 1940 Act. Under the Class A Plan, the Company may reimburse the Distributor up to a maximum of .25% per year of average daily Class A net assets in each Fund, payable on a quarterly basis. Under the Class B Plan, the maximum rate is .75% per year of average daily Class B net assets in each Fund and is payable on a monthly basis.

  Due to voluntary expense waivers in effect during the period ended December 31, 1999, 12b-1 fees relating to Class A shares were assessed and paid to the Distributor at rates, varying by Fund, ranging from 0.00% to .25% per annum. Such fees under the Class B Plan were assessed and paid at rates, varying by Fund, ranging from .70% to .75% per annum. Class A and Class B 12b-1 fees due the Distributor were reduced in the amount of $494,542 and $10,034, respectively. Management fees due the Adviser were reduced by $89,858. The Adviser also absorbed $107,690 of other Fund expenses during the period. During the year ended December 31, 1999, the Distributor received $120,006 for contingent deferred sales charges paid by sellers of Class B shares. Such sales charges are not an expense of the Funds and thus are not reflected in the accompanying Statements of Operations.

  The Adviser and Distributor are wholly owned subsidiaries of Golden West Financial Corporation. Certain officers and directors of the Company are also officers and/or directors of the Adviser and the Distributor.

  At December 31, 1999, Golden West Financial Corporation owned 80,862 Class A shares in the California Municipal Bond Fund, 45,162 shares in the National Municipal Bond Fund and 116,324 shares in the Emerging Growth Fund.

6. CONCENTRATIONS OF CREDIT RISK

  There are certain concentrations of credit risk, which may subject the Funds more significantly to economic changes occurring in certain industries or sectors as follows:

  The California Municipal Money Fund and the California Municipal Bond Fund have concentrations in California municipal securities.

  The U.S. Government and Mortgage Securities Fund has a concentration in Federal Home Loan Mortgage Corporation and Federal National Mortgage Association securities.

  The U.S. Treasury Money Fund has a concentration in United States Treasury obligations.

Notes to Financial Statements                                  December 31, 1999
--------------------------------------------------------------------------------

  Industry and sector concentrations greater than 10% of a Fund's net assets at December 31, 1999 are as follows:

  The Balanced Fund has 28.63% in U.S. Treasury Notes and 14.81% in banks.

  The Emerging Growth Fund has 20.14% in computer software and 12.37% in information technology.

  The Global Growth Fund has 18.11% in telecommunications.

  The Growth and Income Fund has 12.09% in electronics and 10.95% in specialty retailing.

  The Strategic Growth Fund has 16.59% in electronics, 11.68% in computer hardware and 10.78% in specialty retailing.

  The California Municipal Bond Fund has 16.25% in water/sewer.

  The National Municipal Bond Fund has 20.63% in general obligation bonds, 17.03% in health, 16.60% in public power and 11.05% in airport/seaport.

  The California Municipal Money Fund has 16.02% in housing, 14.38% in prerefunded bonds, 13.99% in public power, and 11.46% in transportation.

  The National Municipal Money Fund has 44.28% in health and 21.99% in general obligation bonds.

7. FORWARD CONTRACTS

  Open forward contracts in the Funds to purchase and sell foreign currencies as of December 31, 1999 were as follows:

                                                                               Contract
                                                              Settlement        Amount              Valuation as      Unrealized
                                                                 Date          (000's)              of 12/31/99       Gain (Loss)
                                                           ----------------------------------------------------------------------
Global Growth Fund:
-------------------
Contracts to Purchase:
--------------------
British Pound Sterling...................................  01/04/00-01/05/00        19     GBP       $   31,239        $    (26)
Euro.....................................................  01/31/00                  9     EUR            8,719            (393)
Japanese Yen.............................................  01/05/00                765     JPY            7,489               8
                                                                                                     ----------        --------
                                                                                                     $   47,447            (411)
                                                                                                     ==========        --------
Contracts to Sell:
---------------
British Pound Sterling...................................  01/04/00-01/07/00        67     GBP       $  107,754              74
Euro.....................................................  01/31/00                148     EUR          142,656           6,289
                                                                                                     ----------        --------
                                                                                                     $  250,410           6,363
                                                                                                     ==========        --------
Net unrealized gain......................................                                                              $  5,952
                                                                                                                       ========
Strategic Income Fund:
---------------------
Contracts to Purchase:
--------------------
British Pound Sterling...................................  01/24/00                 40     GBP       $   64,602        $     --
Euro.....................................................  01/19/00-02/24/00       640     EUR          634,761         (27,582)
Japanese Yen.............................................  02/07/00             61,400     JPY          604,287            (579)
New Mexican Peso.........................................  02/17/00              1,554     MXP          164,011           4,027
Thai Baht................................................  02/16/00-02/25/00    10,991     TLB          293,474            (368)
                                                                                                     ----------        --------
                                                                                                     $1,761,135         (24,502)
                                                                                                     ==========        --------
Contracts to Sell:
---------------
British Pound Sterling...................................  01/24/00-06/05/00       280     GBP       $  452,057          (2,643)
Euro.....................................................  01/19/00-06/05/00     1,138     EUR        1,113,453          62,364
Hong Kong Dollar.........................................  01/26/00-01/31/00     1,275     HKD          163,932          (3,933)
Japanese Yen.............................................  02/24/00             32,400     JPY          319,695          (9,660)
New Mexican Peso.........................................  02/17/00              3,255     MXP          343,536          (8,564)
Thai Baht................................................  02/16/00-02/25/00    10,991     TLB          293,474          (8,508)
                                                                                                     ----------        --------
                                                                                                     $2,686,147          29,056
                                                                                                     ==========        --------
Net unrealized gain......................................                                                              $  4,554
                                                                                                                       ========

--------------------------------------------------------------------------------

8. FUTURES CONTRACTS

  The Bond and Stock Funds may purchase and sell futures contracts for hedging their investments against changes in value, to manage cash flow, to attempt to enhance income, or as a temporary substitute for purchases or sales of actual securities. These Funds may also buy or write put or call options on these futures contracts.

  The purpose of the acquisition or sale of a futures contract is to protect the involved Fund from adverse fluctuations in interest rates or in market or currency indices and the resulting negative valuation effect on the Fund investments without actually buying or selling securities.

  Upon engaging in a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount (initial margin). Subsequent payments (variation margins) to and from the Fund or the broker, must be made daily as the price of the security or the currency rate underlying the futures contract fluctuates, making the long or short position in the futures contract more or less valuable. The Fund recognizes a realized gain or loss when the contract is closed or expires.

  Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statements of Investments. The Statements of Assets and Liabilities reflects a receivable or payable for the daily mark to market variation margin.

  Futures contracts (and related options) involve risks to which the Bond and Stock Funds would otherwise not be subject. Inherent risks include the possibility of imperfect correlation between the price of the futures contract or option and the price of the securities or indices being hedged and the possible absence of a liquid secondary market for any particular instrument at any time.

  As of December 31, 1999, the Atlas Strategic Income Fund had outstanding futures contracts to purchase debt securities as follows:

                                                                            Number of                    Unrealized
                                                              Expiration     Futures                   Appreciation/
                                                                 Date       Contracts    Valuation     (Depreciation)
                                                              -------------------------------------------------------
Contracts to Purchase:
--------------------
European Government Bonds...................................  03/00             8        $  837,206       $ (8,683)
U.S. Treasury Bonds.........................................  03/00             4           363,750         (7,437)
U.S. Treasury Notes.........................................  03/00             2           191,719         (3,016)
                                                                                                          --------
                                                                                                           (19,136)
                                                                                                          --------
Contracts to Sell:
---------------
European Government Bonds...................................  03/00            18        $1,857,665          5,075
Japanese Government Bonds...................................  03/00             1           649,726         (8,462)
United Kingdom Government Bonds.............................  03/00             1           180,027          3,830
                                                                                                          --------
                                                                                                               443
                                                                                                          --------
Net unrealized loss.........................................                                              $(18,693)
                                                                                                          ========

9. OPTIONS TRANSACTIONS

  The Bond and Stock Funds may purchase and sell covered exchange listed put and call options on securities, indices and currencies. These options may be on debt securities, financial indices and foreign currencies (Bond Funds) and on stocks, stock and financial indices, foreign government securities or foreign currencies (Stock Funds).

  A Fund may sell covered put options and call options for additional premium income, buy put options in an effort to protect the value of a security in its portfolio against decline in value and buy call options in an effort to protect against a price increase of securities or currencies it intends to purchase. The Bond and Stock Funds may also make offsetting transactions to close open positions.

Notes to Financial Statements                                  December 31, 1999
--------------------------------------------------------------------------------

  A Fund may write a put option as an alternative to purchasing a security. A put option gives the holder the right to sell the underlying security to the Fund at any time during the option period at a predetermined exercise price. Writing a call option obligates the Fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option.

  Premiums received are recorded as a liability which is marked to the market daily to reflect the current value of the options. A Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of the premium received or paid. If an option expires or is canceled in a closing transaction, the Fund will realize a gain or loss depending on whether the cost of the closing transaction, if any, is lesser than or greater than the premium originally received.

  Securities designated to cover outstanding call options are noted in the Statements of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a footnote to the Statements of Investments. Options written are reported as a liability in the Statements of Assets and Liabilities. Gains and losses are reported in the Statements of Operations.

  The risk in writing a call option is that the Fund foregoes the opportunity for profit if the value of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund is exposed to a potential loss if the value of the underlying security declines and the option is exercised. Owning an option exposes the Fund to the risk of paying a premium whether the option is exercised or not. Additional risk exists if an illiquid secondary market does not allow for entering into a closing transaction.

  Written option transactions in the Funds for the year ended December 31, 1999 were as follows:

                                                            Call Options                 Put Options
                                                            -------------------------    ------------------------
                                                             Number of      Amount of     Number of     Amount of
                                                              Options       Premiums       Options      Premiums
                                                            -----------------------------------------------------
Growth and Income Fund:
---------------------------
Options outstanding at December 31, 1998..................             0    $       0             0     $      0
Options written...........................................           350      207,131             0            0
Options closed or expired.................................          (350)    (207,131)            0            0
Options exercised.........................................             0            0             0            0
                                                            ------------    ---------    ----------     --------
Options outstanding at December 31, 1999..................             0    $       0             0     $      0
                                                            ============    =========    ==========     ========
Strategic Income Fund:
-----------------------
Options outstanding at December 31, 1998..................    38,971,800    $   6,485             0     $      0
Options written...........................................   128,494,225       12,895     7,698,745       95,249
Options closed or expired.................................  (131,466,025)     (15,652)   (6,836,275)     (80,970)
Options exercised.........................................             0            0             0            0
                                                            ------------    ---------    ----------     --------
Options outstanding at December 31, 1999..................    36,000,000    $   3,728       862,470     $ 14,279
                                                            ============    =========    ==========     ========

10. ILLIQUID AND RESTRICTED SECURITIES

  The Funds may invest in securities that are illiquid or restricted. These securities are not registered under the Securities Act of 1933, may be acquired in private placements that may have legal or contractual restrictions preventing their ready disposition, or may be repurchase agreements or time deposits maturing in more than seven days. No Fund will invest in illiquid or restricted assets if, immediately after such purchase, the value thereof, as determined under methods approved by the Board of Directors, would exceed 10% of its net assets. At December 31, 1999, the value of these securities and the resulting percentage of net assets amounted to $2,595,634 or 3.58% in the Atlas Strategic Income Fund. Certain Funds own restricted securities which have been determined to be liquid. These securities are not included in the 10% limitation mentioned above and are identified in the Statements of Investments.

Independent Auditors' Report
--------------------------------------------------------------------------------

The Board of Directors and Shareholders
Atlas Assets, Inc.:

  We have audited the accompanying statements of assets and liabilities of the Funds comprising Atlas Assets, Inc. (Atlas Balanced Fund, Atlas Emerging Growth Fund, Atlas Global Growth Fund, Atlas Growth and Income Fund, Atlas Strategic Growth Fund, Atlas California Municipal Bond Fund, Atlas National Municipal Bond Fund, Atlas Strategic Income Fund, Atlas U.S. Government and Mortgage Securities Fund, Atlas California Municipal Money Fund, Atlas National Municipal Money Fund and Atlas U.S. Treasury Money Fund) (the "Funds"), including the statements of investments in securities and net assets as of December 31, 1999, the related statements of operations for the year ended December 31, 1999, the statements of changes in net assets for the years ended December 31, 1999 and 1998, and the financial highlights for each of the periods ended December 31, 1999, 1998, 1997, 1996, and 1995. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1999 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each of the respective Funds comprising Atlas Assets, Inc. at December 31, 1999, the results of their operations, the changes in their net assets, and their financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

[/s/ Deloitte & Touche LLP]
Oakland, California
February 11, 2000

[ATLAS FUNDS LOGO] Atlas Funds
                   World Savings Operations Center
                   794 Davis Street
                   San Leandro, CA 94577
















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